As filed with the Securities and Exchange Commission on April 3, 2026

Securities Act File No. 333-[ ]

Investment Company Act File No. 811-24175

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ PRE-EFFECTIVE AMENDMENT NO.

☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☐ AMENDMENT NO.

NORTH HAVEN STRATEGIC CREDIT FUND

(Exact name of Registrant as Specified in Charter)

1585 Broadway

New York, NY 10036

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 761-4000

Victoria Eckstein

Morgan Stanley Investment Management Inc.

1585 Broadway

New York, NY 10036
(Name and Address of Agent for Service)

Copies to:

Allison Fumai, Esq. Dechert LLP 1095 Avenue of the Americas New York, NY 10036	William J. Bielefeld, Esq. Dechert LLP 1900 K Street, N.W. Washington, D.C. 20006	Matthew Barsamian, Esq. Dechert LLP 1900 K Street, N.W. Washington, D.C. 20006

Approximate Date of Commencement of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with dividend or interest reinvestment plans.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c) of the Securities Act

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.
☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.
☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Preliminary Prospectus

Dated April 3, 2026

Subject to Completion

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

PROSPECTUS

NORTH HAVEN STRATEGIC CREDIT FUND

SHARES OF BENEFICIAL INTEREST

Class S Shares

Class D Shares

Class I Shares

[ ], 2026

North Haven Strategic Credit Fund (the “Fund”) is a newly organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund. Morgan Stanley Investment Management Inc. serves as the Fund’s investment adviser (the “Adviser” and, together with its affiliates, “Morgan Stanley”) and is responsible for making investment decisions for the Fund’s portfolio. MS Capital Partners Adviser Inc. and Morgan Stanley Investment Management Limited (each a “Sub-Adviser” and collectively, the “Sub-Advisers”), each an affiliate of the Adviser, serve as the Fund’s investment sub-advisers.

The Fund’s investment objective is to generate high, stable income with limited volatility.

The Fund and the Adviser do not guarantee any level of return or risk on investments and there can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment program will be successful.

This prospectus (the “Prospectus”) applies to the public offering of three separate classes of common shares of beneficial interest in the Fund (“Shares”) designated as Class S, Class D and Class I Shares. Until the release of proceeds from escrow, the per share purchase price for Common Shares in the Fund’s primary offering will be $20 per share. Thereafter, the Shares will generally be offered for purchase on any business day at the net asset value (“NAV”) per Share on that day, except that Shares may be offered more or less frequently as determined by the Fund’s Board of Trustees (the “Board”) in its sole discretion. No person who is admitted as a shareholder of the Fund (a “Shareholder”) will have the right to require the Fund to redeem its Shares.

	Per Class S Share	Per Class D Share	Per Class I Share	Total
Public Offering Price(1)	Current NAV	Current NAV	Current NAV	Amount invested at NAV
Sales Load(2)	None	None	None
Proceeds to the Fund	Current NAV	Current NAV	Current NAV	Amount invested at NAV

(1)	Morgan Stanley Distribution, Inc. (the “Distributor”), an affiliate of the Adviser and a wholly-owned subsidiary of Morgan Stanley Investment Management Inc. (“MSIM”) and an indirect subsidiary of Morgan Stanley, acts as principal underwriter for the Fund’s Shares and serves in that capacity on a reasonable best efforts basis, subject to various conditions. The Distributor is not obligated to sell any specific amount or number of shares. Class S Shares, Class D Shares and Class I Shares are continuously offered at a price per Share equal to the NAV per share for such class. The NAV of each class within the Fund varies, primarily because each class has different class-specific expenses such as distribution and servicing fees. Generally, the stated minimum investment by an investor in the Fund is $2,500 with respect to Class S Shares, Class D Shares and Class I Shares. The stated minimum additional investment in the Fund is $500. The Fund may, in its sole discretion, accept investments below these minimums for certain investors as described under “Purchasing Shares.” Investors purchasing Shares through a given broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as initial investments are not less than $2,500 and incremental contributions are not less than $500. Financial intermediaries may impose higher minimums.

(2)	No upfront sales load will be paid with respect to Class S Shares, Class D Shares or Class I Shares; however, if you buy Class S Shares or Class D Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that financial intermediaries limit such charges to a [3.5% cap on NAV for Class D Shares and Class S Shares. Financial intermediaries will not charge such fees on Class I Shares]. Your financial intermediary may impose additional charges when you purchase Shares of the Fund. Please consult your financial intermediary for additional information.

i

The Fund intends to rely on an exemptive order from the Securities and Exchange Commission (the “SEC”) that permits the Fund to offer multiple classes of shares. The Fund will offer three separate classes of Shares designated as Class S, Class D and Class I Shares. Each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future.

An investment in the Fund is speculative with a substantial risk of loss. The Fund and the Adviser do not guarantee any level of return or risk on investments and there can be no assurance that the Fund’s investment objective will be achieved. You should carefully consider these risks together with all of the other information contained in this Prospectus before making a decision to invest in the Fund.

●	The Fund has no operating history.

●	Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for Shares will develop. Shares are subject to limitations on transferability, and liquidity will be provided only through limited repurchase offers. Although the Fund may offer to repurchase Shares from time to time, Shares will not be redeemable at an investor’s option nor will they be exchangeable for shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his or her Shares.

●	An investment in the Fund may not be suitable for investors who may need the money they invested in a specified timeframe.

●	Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Fund’s agreement and declaration of trust.

●	The amount of distributions that the Fund may pay, if any, is uncertain.

●	The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as the sale of assets, borrowings, return of capital, offering proceeds or from temporary waivers or expense reimbursements borne by the Adviser or its affiliates that may be subject to reimbursement to the Adviser or its affiliates.

You should rely only on the information contained in this Prospectus and the Fund’s Statement of Additional Information. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date shown below. Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

You should read this Prospectus, which concisely sets forth information about the Fund, before deciding whether to invest in the Shares and retain it for future reference. A Statement of Additional Information (the “SAI”), dated [ ], 2026, containing additional information about the Fund, has been filed with the SEC and, as amended from time to time, is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the SAI, as well as free copies of the Fund’s Annual and Semi-Annual Reports to Shareholders (“Shareholder Reports”), when available, and other information about the Fund by calling (212) 761-4000, by writing to the Fund at 1585 Broadway, New York, NY 10036 or by visiting [fund website]. You can get the same information for free from the SEC’s website, https://www.sec.gov, which contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

As permitted by regulations adopted by the SEC, paper copies of the Fund’s Shareholder Reports (when available) will not be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund’s website, free of charge, at [fund website], and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, a security in any jurisdiction or to any person to whom it is unlawful to make such an offer or solicitation in that jurisdiction.

The Fund’s Shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The principal business address of the Distributor is 1585 Broadway, New York, New York 10036.

TABLE OF CONTENTS

SUMMARY OF OFFERING TERMS

The following information is only a summary and does not contain all of the information that you should consider before investing in North Haven Strategic Credit Fund (the “Fund”). You should carefully read the more detailed information appearing elsewhere in this Prospectus, the Statement of Additional Information and the agreement and declaration of trust of the Fund (the “Declaration of Trust”).

The Fund

North Haven Strategic Credit Fund (the “Fund”) is a newly organized Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company with no operating history.

The Fund intends to rely on an exemptive order from the Securities and Exchange Commission (the “SEC”) that permits the Fund to offer multiple classes of shares. The Fund will offer three separate classes of common shares of beneficial interest (“Shares”) designated as Class S, Class D and Class I Shares. Each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future.

The business operations of the Fund are managed and supervised under the direction of the Fund’s Board of Trustees (the “Board”), subject to the laws of the State of Delaware and the Fund’s Declaration of Trust. The Board is comprised of [ ] trustees, a majority of whom are not “interested persons” (as defined in the 1940 Act) of the Fund (“Independent Trustees”). The Board has overall responsibility for the management and supervision of the business operations of the Fund.

Management of the Fund

Morgan Stanley Investment Management Inc. (“MSIM”), an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) serves as the Fund’s investment adviser (the “Adviser”). The Adviser is an affiliate of Morgan Stanley. Morgan Stanley is a premier global financial services firm with leading market positions in investment banking, research and capital markets, and asset management services. Morgan Stanley has one of the largest global asset management organizations of any full-service securities firm, with total assets under management and supervision as of December 31, 2025 of approximately U.S. $1.9 trillion for a large and diversified group of corporations, governments, financial institutions, and individuals.

The Adviser has entered into a sub-advisory agreement with each of MS Capital Partners Adviser Inc. and Morgan Stanley Investment Management Limited (“Sub-Advisory Agreements”), each an affiliate of the Adviser, to serve as sub-advisers to the Fund (each a “Sub-Adviser” and collectively, the “Sub-Advisers”), pursuant to which each Sub-Adviser may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Fund.

Investment Objective and Strategy

The Fund’s investment objective is to generate high, stable income with limited volatility.

The Fund seeks to achieve its investment objective by:

●      Directly investing across a broad range of private credit strategies in which the Adviser has high conviction;

●      Capitalizing on public credit market dislocations;

●      Dynamically allocating across MSIM’s credit strategies; and

●      Diversifying across strategies and collateral and instrument types while capitalizing on relative value opportunities.

The Fund is expected to offer investors single access to a wide spectrum of credit strategies including, without limitation, private corporate loans, private hybrid financing solutions, private asset-based loans, private asset-backed lending facilities, broadly-syndicated loans, high yield bonds, securitized assets and emerging market debt.

The Fund has adopted a non-fundamental investment policy to invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed-income securities and credit instruments (“Credit Investments”).

The Fund may change this 80% policy without shareholder approval upon at least 60 days’ prior written notice to shareholders. For purposes of this 80% policy, “Credit Investments” includes both “Public Credit” and “Private Credit” (each as described below). It is expected that, under normal circumstances, the Fund’s Credit Investments will consist predominantly of Private Credit. Private Credit includes, but is not limited to:

●       Direct Lending: This strategy primarily involves origination and holding to maturity of senior secured first lien loans to predominantly U.S., but also European, private equity sponsor-backed middle market companies, with a focus on low loan-to-value ratio loans to non-cyclical market leaders with healthy balance sheets. This strategy may from time to time also originate second lien, mezzanine and unitranche loans.

●       Flexible Capital Solutions: This global special situations strategy focuses on originating senior secured loans, subordinated debt, structured equity and other hybrid private credit investments that combine credit and equity features across the capital structure, sectors and geographies. It provides tailored capital to sponsored and non-sponsored borrowers in complex situations that are not well served by conventional senior, mezzanine or other traditional financing providers, including companies facing liquidity needs, undertaking comprehensive recapitalizations, or requiring speed, confidentiality and high certainty of execution. Investments are structured opportunistically and often combine multiple securities within a single transaction, with an emphasis on downside protection, asymmetric return profiles, and exposure to high-quality companies and assets.

●       Private Securitized: This strategy involves the origination of various credit instruments including, but not limited to, credit facilities, whole loans, notes and synthetic risk transfers, collateralized by cashflow-generating assets including, but not limited to, residential mortgages and servicing rights, consumer borrowings (e.g., auto, student and unsecured consumer loans), transportation (e.g., aircraft, railcars and shipping containers) and other asset classes (e.g., cell towers and data centers).

●       Real Estate Debt: This strategy involves the origination of first mortgages (primarily retaining the secondary tranche) and mezzanine loans collateralized by U.S. real estate assets. The underlying collateral will primarily be light transitional assets (e.g., re-leasing and repositioning) and/or development assets.

In addition to originating Private Credit investments, the Fund may also invest in Private Credit through secondary market transactions. In addition, the Fund may obtain exposure to Private Credit through investments in credit funds or pools of credit assets managed by various unaffiliated asset managers (“Underlying Private Funds”) acquired in privately negotiated transactions (a) from investors in such Underlying Private Funds, and/or (b) in connection with a restructuring transaction of an Underlying Private Fund (together, “Secondary Investments”).

Public Credit includes, but is not limited to, investments in public high yield bonds, broadly syndicated loans, securitized bonds and emerging markets debt. This strategy will seek to invest in liquid credit investments that offer an attractive return and may also be used for liquidity management. The strategy will seek out relative value opportunities across the universe, which will include, but is not limited to, sub-investment grade corporate bonds and loans issued by U.S. and European companies, senior and mezzanine debt tranches of securitized assets (e.g., collateralized loan obligations (“CLOs”), residential mortgages, commercial mortgages, etc.) and sub-investment grade government, quasi-government and corporate bonds issues by emerging market countries and companies within them. Without limiting the generality of the foregoing, the Fund may invest in exchange-traded funds (“ETFs”), including Morgan Stanley-managed ETFs, that employ public credit investment strategies.

The Fund’s allocation across each of these investment types may vary from time to time.

The Fund’s direct lending investments may include equity investments.

The Fund plans to utilize leverage through a credit facility. The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). This requirement means that the value of the investment company’s total indebtedness may not exceed one third the value of its total assets (including the indebtedness). The 1940 Act also requires that dividends may not be declared if this Asset Coverage Requirement is breached. The Fund’s borrowings will at all times be subject to the Asset Coverage Requirement.

There is no limit on the duration, maturity or credit quality of any investment in the Fund’s portfolio. The Fund invests in below-investment grade debt securities and non-rated debt securities. These investments could constitute a material percentage of the Fund’s holdings at any given point in time.

The Fund does not intend to use derivatives other than for hedging purposes.

The Fund will employ the broad, market leading credit capabilities of MSIM’s credit teams. A proprietary asset allocation framework will be deployed to make tactical investment decisions to maximize the Fund’s exposure to attractive risk-adjusted return opportunities within a given opportunity set. From a bottom-up perspective, the Adviser employs a defensive investment process focused on downside protection through rigorous credit selection, less efficient areas of the markets and transaction structuring. The Adviser’s investment approach is a multi-step process with ongoing monitoring, focused on early detection and resolution of potential credit deterioration. The Fund’s portfolio is designed to generate high, stable income with limited volatility through a diversified set of Credit strategies and the ability to capitalize on public credit market dislocations.

Principal Risk Factors

Investment in the Fund is suitable only for those persons who, either alone or together with their duly designated representative, have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of their proposed investment, who can afford to bear the economic risk of their investment, who are able to withstand a total loss of their investment and who have no need for liquidity in their investment and no need to dispose of their Shares to satisfy current financial needs and contingencies or existing or contemplated undertakings or indebtedness. Investors should consult with their own financial, legal, investment and tax advisors prior to investing in the Fund.

The following are certain principal risk factors that relate to the operations and terms of the Fund. These considerations, which do not purport to be a complete description of any of the particular risks referred to or a complete list of all risks involved in an investment in the Fund, should be carefully evaluated before determining whether to invest in the Fund. The Fund’s investment program is speculative and entails substantial risks. The following risks may be directly applicable to the Fund or may be indirectly applicable through the Fund’s private assets. In considering participation in the Fund, prospective investors should be aware of certain principal risk factors, including the following:

General Risks of Investing in the Fund

There is no assurance that the investments held by the Fund will be profitable, that there will be proceeds from such investments available for distribution to Shareholders, or that the Fund will achieve its investment objective. An investment in the Fund is speculative and involves a high degree of risk. Fund performance may be volatile and a Shareholder could incur a total or substantial loss of its investment. There can be no assurance that projected or targeted returns for the Fund will be achieved.

No Operating History Risk

The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history. While members of the Adviser and Sub-Advisers who will be active in managing the Fund’s investments have substantial experience in private assets, the Fund was recently formed, does not yet have any operating history and has not made any investments.

Conflicts of Interest Risk

An investment in the Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser, Sub-Advisers and/or their affiliates provide a variety of different services to the Fund, for which the Fund compensates them. As a result, the Adviser, Sub-Advisers and/or their affiliates have an incentive to enter into arrangements with the Fund, and face conflicts of interest when balancing that incentive against the best interests of the Fund. The Adviser, Sub-Advisers and/or their affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser and/or Sub-Advisers on behalf of the Fund. In addition, affiliates of the Adviser and Sub-Advisers provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed-income and other markets. In certain circumstances, by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Fund and/or benefit these affiliates and may result in the Fund forgoing certain investments that it would otherwise make. The Adviser and/or Sub-Advisers may also acquire material non-public information which would negatively affect the Adviser’s and/or Sub-Advisers’ ability to transact in securities for the Fund. See “Potential Conflicts of Interest” below.

Investment Objective and Strategy Change Risks

The Board may change the Fund’s investment objective and strategies without Shareholder approval. The Board will have the authority to modify or waive certain of the Fund’s operating policies and strategies without prior notice and without Shareholder approval (except as required by the 1940 Act or other applicable laws). The Fund cannot predict the effects that any changes to its current operating policies and strategies would have on the Fund’s business, operating results and value of its Shares. Nevertheless, the effects may adversely affect the Fund’s business and impact its ability to make distributions.

Active Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser and/or Sub-Advisers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund may be subject to a relatively high level of management risk because the Fund invests in private assets. The Fund’s allocation of its investments may vary significantly over time based on the Adviser’s and/or Sub-Advisers’ analysis and judgment. It is possible that the Fund will focus on an investment that performs poorly or underperforms other investments under various market conditions.

Key Personnel Risk

The Fund does not and will not have any internal management capacity or employees and depends on the experience, diligence, skill and network of business contacts of the investment professionals the Adviser and/or Sub-Advisers currently employ, or may subsequently retain, to identify, evaluate, negotiate, structure, close, monitor and manage the Fund’s investments. In addition, the Fund cannot assure investors that the Adviser and/or Sub-Advisers will remain the Fund’s investment adviser and sub-advisers, respectively. The Fund may not be able to find a suitable replacement within that time, resulting in a disruption in its operations that could adversely affect its financial condition, business and results of operations. This could have a material adverse effect on the Fund’s financial conditions, results of operations and cash flow.

Market Disruptions Risk

The Fund may incur major losses in the event of market disruptions and other extraordinary events in which historical pricing relationships (on which the Adviser and/or Sub-Advisers base a number of their trading positions) become materially distorted. The risk of loss from pricing distortions is compounded by the fact that in disrupted markets many positions become illiquid, making it difficult or impossible to close out positions against which the markets are moving. Market disruptions caused by unexpected political, military and terrorist events may from time to time cause dramatic losses for the Fund and such events can result in otherwise historically low-risk strategies performing with unprecedented volatility and risk.

Closed-End Interval Fund Structure Risk

The Fund is a closed-end management investment company structured as an “interval fund” and designed primarily for long-term investors; the Fund is not intended to be a typical traded investment. There is no secondary market for the Fund’s Shares and the Fund expects that no secondary market will develop. An investor should not invest in the Fund if the investor needs a liquid investment.

Unlike open-end funds (commonly known as mutual funds), which generally permit redemptions on a daily basis, the Shares are not redeemable at a Shareholder’s option. Unlike stocks of listed closed-end funds, the Shares are not listed, and are not expected to be listed, for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, the Fund generally anticipates making repurchases of 5% of its outstanding Shares on a quarterly basis and, therefore, Shareholders may not be able to sell their Shares when and/or in the amount they desire.

Repurchase Offers Risks

The Fund is an “interval fund” and, to provide some liquidity to Shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s Shareholders, and generally are funded from available cash or sales of portfolio securities. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratios. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities, and may limit the ability of the Fund to participate in new investment opportunities. If the Fund uses leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income. Certain Shareholders may from time to time own or control a significant percentage of the Fund’s Shares. Repurchase requests by these Shareholders of these Shares of the Fund may cause repurchases to be oversubscribed, with the result that Shareholders may only be able to have a portion of their Shares repurchased in connection with any repurchase offer. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarterly period, thereby increasing the likelihood that proration will occur. The NAV of Shares tendered in a repurchase offer may fluctuate between the date a Shareholder submits a repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a Shareholder submits a repurchase request.

Investment and Market Risk

An investment in the Fund’s Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s Shares represents an indirect investment in the Fund’s portfolio of debt instruments, and the value of these investments may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Fund’s Shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.

All investments involve risks, including the risk that the entire amount invested may be lost. No guarantee or representation is made that the Fund’s investment objectives will be achieved. The Fund may utilize investment techniques, such as leverage and derivatives, which can in certain circumstances increase the adverse impact to which the Fund’s investment portfolio may be subject.

General Market Conditions Risk

The success of the Fund’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers, currency exchange controls, disease outbreaks, pandemics, and national and international political, environmental and socioeconomic circumstances (including wars, terrorist acts or security operations). In addition, the current U.S. political environment and the resulting uncertainties regarding actual and potential shifts in U.S. foreign investment, trade, taxation, economic, environmental and other policies under the current Administration, as well as the impact of geopolitical tension, such as a deterioration in the bilateral relationship between the U.S. and China, or the war between Russia and Ukraine, including any resulting sanctions, export controls or other restrictive actions that may be imposed by the U.S. and/or other countries against governmental or other entities in, for example, Russia, could lead to disruption, instability and volatility in the global markets. Unfavorable economic conditions also would be expected to increase the Fund’s funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to the Fund.

Highly Volatile Markets Risk

The prices of financial instruments in which the Fund may invest can be highly volatile. The prices of instruments in which the Fund may invest are influenced by numerous factors, including interest rates, currency rates, default rates, governmental policies and political and economic events (both domestic and global). Moreover, political or economic crises, or other events may occur that can be highly disruptive to the markets in which the Fund may invest. In addition, governments from time to time intervene (directly and by regulation), which intervention may adversely affect the performance of the Fund and its investment activities. The Fund is also subject to the risk of a temporary or permanent failure of the exchanges and other markets on which its investments may trade. Sustained market turmoil and periods of heightened market volatility make it more difficult to produce positive trading results, and there can be no assurance that the Fund’s strategies will be successful in such markets.

Distribution Frequency Risks

The Fund expects to pay distributions out of assets legally available for distribution from time to time, at the sole discretion of the Board, and otherwise in a manner to comply with the distribution requirements necessary for the Fund to qualify to be treated as a RIC. See “Distributions.” Nevertheless, the Fund cannot assure Shareholders that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. All distributions will depend on the Fund’s earnings, its net investment income, its financial condition, and such other factors as the Board may deem relevant from time to time.

Operational Risk

The Fund depends on the Adviser and/or Sub-Advisers to develop the appropriate systems and procedures to control operational risk. Operational risks arising from mistakes made in the confirmation or settlement of transactions, from transactions not being properly booked, evaluated or accounted for or other similar disruption in the Fund’s operations, can cause the Fund to suffer financial loss, the disruption of its business, liability to clients or third parties, regulatory intervention or reputational damage. Consequently, the Fund relies heavily on its financial, accounting and other data processing systems. The ability of its systems to accommodate an increasing volume of transactions could also constrain the Fund’s abilities to properly manage its portfolios. Shareholders are generally not notified of the occurrence of an error or the resolution of any error. Generally, the Adviser, Sub-Advisers and their affiliates will not be held accountable for such errors, and the Fund may bear losses resulting from such errors.

Allocation Risk

The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser and/or Sub-Advisers to allocate effectively the Fund’s assets among the various asset types in which the Fund invests and, with respect to each such asset class, among debt securities. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns.

Issuer Risk

The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Risks of Investing in Public and Private Credit

Fixed-Income Securities Risk

Fixed-income securities are securities that pay a fixed or a variable rate of interest until a stated maturity date. Fixed-income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities, corporate bonds and notes, asset-backed securities, mortgage-backed securities, securities rated below investment grade (commonly referred to as “junk bonds” or “high yield/high risk securities”), municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity (i.e., interest rate risk), market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). For example, a type of fixed-income security in which the Fund may invest are corporate debt obligations. In addition to interest rate, credit and other risks, corporate debt obligations are also subject to factors directly related to the issuer, such as the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace, and by factors not directly related to the issuer, such as general market liquidity, economic conditions and inflation. The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk).

Credit and Interest Rate Risk

Fixed-income securities, such as bonds, generally are subject to two primary types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer or guarantor of a security, or counterparty to a transaction, will be unable or unwilling or perceived to be unable or unwilling to make interest payments and/or repay the principal on its debt or otherwise honor its obligations, including the risk of default. The risk of defaults across issuers, guarantors and/or counterparties increases in adverse market and economic conditions, and the degree of credit risk depends on the financial condition of the issuer, guarantor or counterparty and terms of the obligation. Credit ratings may not be an accurate assessment of financial condition, volatility, liquidity or credit risk, as the ratings do not evaluate market risks or necessarily reflect the issuer’s, guarantor’s or counterparty’s current financial condition or the volatility or liquidity of the security. Although credit quality may not accurately reflect the true credit risk of an instrument, a change in the credit rating of an instrument or an issuer, guarantor or counterparty, or the market’s perception of the creditworthiness of an instrument or issuer, guarantor or counterparty, can have a rapid, adverse effect on the instrument’s value and liquidity and make it more difficult for the Fund to sell at an advantageous price or time.

Interest rate risk refers to fluctuations (such as a decline) in the value of a fixed-income security resulting from changes in the general level of interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation,  disinflation or deflation, and changes in general economic conditions. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up but the yield or income from new issuances of fixed-income securities generally decreases. Duration measures the time-weighted expected cash flows of a fixed-income security. Securities with longer durations will generally be more sensitive to changes in interest rates than securities with shorter durations. Thus, the Fund’s susceptibility to interest rate risk will increase to the extent it has a longer average portfolio duration.

Governmental authorities and regulators may enact significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and changing interest rates considerably. These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.

Risks Associated with Credit Investments

The Fund may invest in debt securities and other yield-oriented investments issued by private companies acquired in privately negotiated transactions and/or in connection with a restructuring transaction. Credit strategies involve a variety of debt investing, which is subject to a high degree of financial risk. Credit investments may be adversely affected by tax, legislative, regulatory, credit, political or government changes, interest rate increases and the financial conditions of issuers, which may pose significant credit risks (i.e., the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the associated total return) that result in issuer default.

Loans Risk

Loans may be primary, direct investments or investments in loan assignments or participation interests. A loan assignment represents a portion or the entirety of a loan and a portion or the entirety of a position previously attributable to a different lender. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement and has the same rights and obligations as the assigning investor. However, assignments through private negotiations may cause the purchaser of an assignment to have different and more limited rights than those held by the assigning investor. Loan participation interests are interests issued by a lender or other entity and represent a fractional interest in a loan. The Fund typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower. In connection with purchasing a participation interest, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, the Fund would generally assume the credit risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the entity issuing a participation interest, the Fund maybe treated as a general creditor of such entity. Most loans are rated below investment grade or, if unrated, are of similar credit quality. Certain loans are illiquid, meaning the Fund may be unable to sell them at an advantageous time or price. Illiquid securities are also difficult to value.

First Lien Senior Secured Loans, Second Lien Senior Secured Loans and Unitranche Debt Risks

When the Fund invests, directly or indirectly, in first lien senior secured loans, second lien senior secured loans, and unitranche debt of portfolio companies, the Fund will generally seek to take a security interest in the available assets of those portfolio companies, including the equity interests of the portfolio companies’ subsidiaries. There is a risk that the collateral securing these loans may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. To the extent a debt investment is collateralized by the securities of a portfolio company’s subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the portfolio company. Also, in some circumstances, the Fund’s lien may be contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Loans that are under- collateralized involve a greater risk of loss. Consequently, the fact that a loan is secured does not guarantee that the Fund will receive principal and interest payments according to the loan’s terms, or at all, or that the Fund will be able to collect on the loan should the remedies be enforced. Finally, particularly with respect to a unitranche debt structure, unitranche debt will generally have higher leverage levels than a standard first lien term loan.

Mezzanine Investments Risk

Mezzanine investments are subordinated debt securities that receive payments of interest and principal after other more senior security holders are paid. Mezzanine investments generally are rated below investment grade and frequently are unrated and present many of the same risks as senior loans and non-investment grade bonds. However, unlike senior loans, mezzanine investments are not a senior or secondary secured obligation of the related borrower. They typically are the most subordinated debt obligation in an issuer’s capital structure. Mezzanine investments also may often be unsecured. Mezzanine investments therefore are subject to the additional risk that the cash flow of the related borrower and the property securing the loan may be insufficient to repay as scheduled after giving effect to any senior obligations of the related borrower. Mezzanine investments are also expected to be a highly illiquid investment. Mezzanine investments will be subject to certain additional risks to the extent that such loans may not be protected by financial covenants or limitations upon additional indebtedness. Investment in mezzanine investments is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of debt obligations.

Investment in Middle Market Companies Risk

The Fund plans to invest in debt of lower middle market companies. Investing in middle market companies involves a number of significant risks. Such companies may: have limited financial resources and may be unable to meet their obligations under their debt securities that the Fund holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Fund realizing any guarantees the Fund may have obtained in connection with its investment; typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns; are more likely to depend on the management talents and efforts of a small group of persons such that, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the stability of the company and their ability to repay their debts; generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Corporate Debt Obligations Risk

Corporate debt obligations are fixed-income securities issued by private corporations. The investment return of corporate debt obligations reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument or at all. Debtholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder.

Distressed and Defaulted Securities Risk

Distressed and defaulted securities are speculative and involve substantial risks in addition to the risks of investing in high yield securities. The Fund will generally not receive interest payments on the distressed securities and the repayment of principal may also be at risk. These securities may present a substantial risk of default or may be in default at the time of investment. The repayment of defaulted securities is also subject to significant uncertainties. The Fund may incur substantial expenses in seeking recovery upon a default in the payment of principal of or interest on its portfolio holdings. If the portfolio company is forced to reorganize or liquidate, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Duration Risk

The average duration of a portfolio of fixed-income securities represents its exposure to changing interest rates. For example, when the level of interest rates increases by 1%, a fixed-income security having a positive duration of four years generally will decrease in value by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration.

High Yield Securities Risk

Fixed-income securities that are not investment grade are commonly referred to as “junk bonds” or high yield, high risk securities. These securities generally offer a higher yield than higher rated securities (including those of a similar maturity), but they carry a greater degree of risk, including substantial credit and default risks. High yield securities are subject to greater risk of loss (including substantial or total loss) of income and principal than higher rated securities and are considered speculative by the major credit rating agencies because of increased credit risk relative to higher rated fixed income investments. High yield securities are also subject to other increased risks, including greater sensitivity to real or perceived economic changes, increased price volatility, valuation difficulties, lack of a regular trading market and greater potential illiquidity. High yield securities are particularly susceptible to default risk during periods of adverse market, industry or economic conditions or issuer-specific developments and a high yield security may lose significant value before a default occurs. In the event of a default, the Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer.

In addition, the Fund’s investments in high yield securities are subject to the risk of subordination to other creditors. Accordingly, in the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of holders of these securities, leaving few or no assets available to repay high yield securities holders, such as the Fund. High yield securities may be issued by companies that are restructuring, are smaller and less  creditworthy or are more highly leveraged or indebted than other companies or are financially distressed. This means that they typically have more difficulty making scheduled payments of principal and interest and a higher risk of non-payment. An issuer’s ability to pay its debt obligations may also be reduced by financial stress, specific issuer developments or the unavailability of additional financing. Changes in the value of and income from high yield securities are typically influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities.

In addition, high yield securities are subject to increased call risk, also known as prepayment risk, which is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons(e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment (including any premiums paid) or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Syndications and/or Transfer of Debt Instruments Risk

The Fund indirectly will originate and/or acquire loans and other assets. The Fund may also, from time to time, purchase loans or other assets (including participation interests or other indirect economic interests) that have been originated by one or more other accounts or from other unaffiliated parties and/or trading in the secondary market. The Fund expects to originate or purchase such debt assets in certain circumstances with the intent of syndicating and/or otherwise transferring or offering to transfer a significant portion thereof (including, without limitation, corresponding portions of outstanding principal and future interest, and a corresponding amount of unamortized fees), including to one or more other accounts. In such instances, the Fund will bear the risk of any decline in value prior to any syndication and/or other transfer to other accounts or third parties, as well as the risk of inability to syndicate or otherwise transfer such loans or other assets or such amount thereof as originally intended (and including as a result of any such loans not being approved by such independent committee of certain other accounts to which they are offered, if applicable), which could result in the Fund owning a greater interest than originally anticipated.

Asset-Backed Securities Risk

Asset-backed securities apply the securitization techniques used to develop mortgage-backed securities to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are pooled and securitized in pass-through structures similar to pass-through structures developed with respect to mortgage securitizations. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments (i.e., when a borrower pays back the principal of a debt obligation earlier than expected). Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates, although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

The Fund may invest in other asset-backed or similarly structured securities, such as collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”), and collateralized loan obligations (“CLOs”) These investments are subject to many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk, and are also subject to additional risks, including but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly. Investments in CDOs, CBOs and CLOs are also subject to risks particular to their respective asset class and structure.

Securitized Transactions Risk

The Fund expects to invest in various securitized transactions and related securities. Securities issued in securitized transactions present risks similar to other credit investments, including default (credit), interest rate and prepayment risks. In addition, securitized vehicles in which the Fund expects to invest, such as CLOs, are typically governed by a complex series of legal documents and contracts, which increases the possibility of disputes over the interpretation and enforceability of such documents. For example, some documents governing the loans underlying the Fund’s investments may allow for “priming transactions,” in connection with which majority lenders or debtors can amend loan documents to the detriment of other lenders, amend loan documents in order to move collateral, or amend documents in order to facilitate capital outflow to other parties/subsidiaries in a capital structure, any of which may adversely affect the rights and security priority of the Fund’s investment. In addition, a collateral manager or trustee of a securitized vehicle may not properly carry out its duties, potentially resulting in loss to such vehicle and thereby, the Fund. Any leveraged vehicles in which the Fund invests are also subject to leverage risk.

Mortgage Loan Risk

The Fund may originate and selectively acquire loans secured by a first mortgage lien which are subject to risks of delinquency, foreclosure and loss. In addition, certain of the mortgage loans in which the Fund invests may be structured so that all or a substantial portion of the principal will not be paid until maturity, which increases the risk of default at that time. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. In the event of any default under a mortgage loan held directly by the Fund, it will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage loan, which could have a material adverse effect on the profitability of the Fund.

Leverage Risk

The use of leverage, such as borrowing money to purchase securities, by the Fund will magnify the Fund’s gains or losses. The use of leverage via short selling and short positions in futures contracts will also magnify the Fund’s gains or losses. Generally, the use of leverage also will cause the Fund to have higher expenses (especially interest and/or short selling-related dividend expenses) than those of funds that do not use such techniques. In addition, a lender to the Fund may terminate or refuse to renew any credit facility. If the Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may further depress the returns of the Fund. The Fund’s use of leverage can produce “unrelated business taxable income”, which can pose a meaningful problem for tax-exempt Shareholders.

Emerging Markets Risk

The Fund may invest a portion of its assets in the securities of issuers located in emerging market countries (less developed countries located outside of the United States). Investing in securities of issuers, including governments, located in “emerging market” countries (less developed countries located outside of the United States) involves not only the risks with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value, and emerging markets may experience periods of market illiquidity. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws and differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could expose the fund to risks beyond those generally encountered in developed countries. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Derivatives Risk

The Fund may, but is not required to, use derivatives and other similar instruments for hedging purposes. Derivative instruments used by the Fund will be counted towards the Fund’s exposure in the types of securities listed herein to the extent they have economic characteristics similar to such securities. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. Derivatives and other similar instruments that create synthetic exposure often are subject to risks similar to those of the underlying asset or instrument and may be subject to additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Although the Adviser and/or Sub-Advisers seek to use derivatives to further the Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.

Reverse Repurchase Agreements Risk

Under a reverse repurchase agreement, the Fund sells a security and promises to repurchase that security at an agreed-upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. Reverse repurchase agreements may be entered into for, among other things, obtaining leverage, facilitating short-term liquidity or when the Adviser and/or Sub-Advisers expect that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.  Reverse repurchase agreements may be viewed as a speculative form of borrowing called leveraging. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund.

In addition, the use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Exchange-Traded Funds Risk

ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. ETF shares can trade at either a discount or premium to the ETF’s NAV per share. If an ETF held by the Fund trades at a discount to NAV, the Fund could lose money even if the securities in which the ETF invests go up in value. There can be no assurances that an ETF’s investment objectives will be achieved, and ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including management or other fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Risks Relating to Secondary Market Transactions

The Fund may, on occasion, acquire loans in the secondary market. In many cases, the economic, financial and other information available to and used by the Adviser in selecting and structuring such secondary investments may be incomplete or unreliable. Valuations of secondary investments may be difficult since there generally will be no established market for such interests. The Fund may not have the opportunity to negotiate the terms of secondary investments, including any special rights and privileges. Moreover, the purchase price of secondary investments will be subject to negotiation with the sellers of such interests and may, in certain cases, include the Fund’s assumption of certain contingent liabilities resulting from activity that transpired prior to the secondary investment. The overall performance of a secondary investment will depend in part on the accuracy of the information available to the Adviser, the acquisition price paid by the Fund for such secondary investment and the structure of such acquisitions and the Fund’s ultimate exposure to any assumed liabilities.

Underlying Private Funds Risk

Securities of the Underlying Private Funds, as well as the underlying companies in which the Underlying Private Funds invest, tend to be more illiquid and highly speculative. The Fund may invest in Underlying Private Funds that are general or limited partnerships. Partnership units may be less liquid than publicly traded common stock. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership, giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification. Additionally, the regulatory environment for private investment funds continues to evolve, and changes in the regulation of private investment funds may adversely affect the value of the Fund’s investments and the ability of the Fund to implement its investment strategy (including the use of leverage). The financial services industry generally and the activities of private investment funds and their investment advisers, in particular, have been the subject of increasing legislative and regulatory scrutiny. Such scrutiny may increase the Fund’s and/or the Adviser’s legal, compliance, administrative and other related burdens and costs as well as regulatory oversight or involvement in the Fund and/or the Adviser’s business. There can be no assurances that the Fund or the Adviser will not in the future be subject to regulatory review or discipline. The effects of any regulatory changes or developments on the Fund may affect the manner in which it is managed and may be substantial and adverse. An Underlying Private Fund may, among other things, terminate the Fund’s interest in that Underlying Private Fund (causing a forfeiture of all or a portion of such interest) if the Fund fails to satisfy any capital call by that Underlying Private Fund or if the continued participation of the Fund in the Underlying Private Fund would have a material adverse effect on the Underlying Private Fund or its assets.

Secondary Investments Risk

Secondary Investments include the growing general partner led secondary market, which has evolved toward sales of a portion of a portfolio, or a specific asset, and continuation vehicles with general partners structuring a vehicle that allows for continued participation in the growth of the remaining assets, or a specific asset, beyond an Underlying Private Fund’s traditional exit time frame. Secondary Investments may also include newly established Underlying Private Funds that are fully funded at the time of the Fund’s acquisition. Secondary Investments may be acquired at a discount to an Underlying Private Fund’s NAV. As a result, Secondary Investments acquired at a discount may result in unrealized gains at the time the Fund next calculates its daily NAV, since any such discounted Secondary Investment will be marked to its NAV, which may be a price that is higher than its acquisition cost. If such unrealized gains are realized upon the Fund’s disposition of Secondary Investments, the Fund may generate distributable gains that are taxable to shareholders. Accordingly, the overall performance and NAV of the Fund may be significantly impacted by the acquisition price paid by the Fund for its Secondary Investments, which may be negotiated based on incomplete or imperfect information. There is a risk that investors exiting an Underlying Private Fund through a secondary transaction may possess superior knowledge regarding the value of their investment, and the Fund may pay more for a Secondary Investment than it would have if it were also privy to such information. Certain Secondary Investments may be purchased as a portfolio, and in such cases the Fund may not be able to carve out from such purchases those investments that the Adviser considers (for commercial, tax, legal or other reasons) less attractive. Where the Fund acquires a Secondary Investment in an Underlying Private Fund, the Fund will generally not have the ability to modify or amend such Underlying Private Fund’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to Secondary Investments may be greater than those relating to primary investments. Where the Fund acquires a Secondary Investment in an Underlying Private Fund, the Fund may acquire contingent liabilities associated with such interest. Specifically, where the seller has received distributions of the relevant Secondary Investments and, subsequently, the Underlying Private Fund recalls any portion of such distributions, the Fund (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions to such Underlying Private Fund. While the Fund may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the Underlying Private Fund, there can be no assurance that the Fund would have such right or prevail in any such claim. The Fund may acquire Secondary Investments as a member of a purchasing syndicate, in which case the Fund may be exposed to additional risks including, among other things: (i) counterparty risk, (ii) reputation risk, (iii) breach of confidentiality by a syndicate member, and (iv) execution risk. Because Secondary Investments are generally made when an Underlying Private Fund has exited its initial investment period (typically three to seven years after the Underlying Private Fund commences operations) and has deployed a significant portion of its capital into portfolio companies, Secondary Investments are viewed as more mature investments with greater certainty of portfolio construction and better visibility to the timing of future expected cash flows.

Distributor

Morgan Stanley Distribution, Inc., an affiliate of the Fund, the Adviser and the Sub-Advisers and a wholly-owned subsidiary of MSIM and an indirect subsidiary of Morgan Stanley, acts as distributor for the Shares (the “Distributor”) pursuant to a distribution agreement (the “Distribution Agreement”) and serves in that capacity on a best efforts basis, subject to certain conditions.

The Distributor may retain additional selling agents or other financial intermediaries to place Shares in the Fund. Such selling agents or other financial intermediaries may impose terms and conditions on Shareholder accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus.

Share Classes; Minimum Investments

The Fund intends to rely on an exemptive order from the SEC that permits the Fund to offer multiple classes of shares. The Fund will offer three separate classes of Shares designated as Class S, Class D and Class I Shares. Each class of Shares has differing characteristics, particularly in terms of the sales charges that Shareholders in that class may bear, and the Distribution and Servicing Fee (as defined herein) that each class may be charged. The Fund may offer additional classes of Shares in the future.

The minimum initial investment in the Fund by any investor is $2,500 with respect to Class S Shares, Class D Shares and Class I Shares. The minimum additional investment in the Fund by any investor is $500, except for additional purchases pursuant to the dividend reinvestment plan. Investors purchasing through a given broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as initial investments are not less than $2,500 and incremental contributions are not less than $500.

The stated minimum investment for Class I Shares may be reduced for certain investors as described under “Purchasing Shares.” In addition, the Board reserves the right to accept lesser amounts below these minimums for Trustees of the Fund (the “Trustees”) and employees of the Adviser and/or its affiliates (together, “Morgan Stanley”) (“Morgan Stanley Employees”) and vehicles controlled by such employees.

Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for Shares will develop. Shares are subject to limitations on transferability, and liquidity will be provided only through limited repurchase offers.

The minimum initial and additional investments may be reduced by either the Fund or the Distributor in the discretion of each for certain investors based on consideration of various factors, including the investor’s overall relationship with the Adviser or Distributor, the investor’s holdings in other funds affiliated with the Adviser or Distributor, and such other matters as the Adviser or Distributor may consider relevant at the time. The minimum initial and additional investments may also be reduced by either the Fund or the Distributor in the discretion of each for clients of certain registered investment advisers and other financial intermediaries based on consideration of various factors, including the registered investment adviser or other financial intermediary’s overall relationship with the Adviser or Distributor, the type of distribution channels offered by the intermediary and such other factors as the Adviser or Distributor may consider relevant at the time.

In addition, the Fund may, in the discretion of the Adviser or Distributor, aggregate the accounts of clients of registered investment advisers and other financial intermediaries whose clients invest in the Fund for purposes of determining satisfaction of minimum investment amounts. At the discretion of the Adviser or the Distributor, the Fund may also aggregate the accounts of clients of certain registered investment advisers and other financial intermediaries across Share classes for purposes of determining satisfaction of minimum investment amounts for a specific Share class. The aggregation of accounts of clients of registered investment advisers and other financial intermediaries for purposes of determining satisfaction of minimum investment amounts for the Fund or for a specific Share class may be based on consideration of various factors, including the registered investment adviser or other financial intermediary’s overall relationship with the Adviser or Distributor, the type of distribution channels offered by the intermediary and such other factors as the Adviser or Distributor may consider relevant at the time.

Purchasing Shares

Shares will generally be offered for purchase on any business day, at the NAV per Share on that date.

Although no upfront sales load will be paid with respect to Class S Shares, Class D Shares or Class I Shares, if you buy Class S Shares or Class D Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that financial intermediaries limit such charges to a [3.5% cap on NAV for Class D Shares and Class S Shares.]

Prospective investors who purchase Shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase Shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Prospective investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read this Prospectus in conjunction with any materials and information provided by their financial intermediary.

Distributions

The Fund intends to make distributions in one or more payments on a monthly basis in aggregate amounts representing substantially all of the Fund’s net investment income, if any, earned during the month. Distributions may also include net capital gains, if any.

Because the Fund intends to qualify annually as a regulated investment company (a “RIC”) for U.S. federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund intends to distribute at least 90% of its annual investment company taxable income to its Shareholders. Nevertheless, there can be no assurance that the Fund will pay distributions to Shareholders at any particular rate. Each year, a statement on U.S. Internal Revenue Service (the “IRS”) Form 1099-DIV identifying the amount and character (e.g., as ordinary income, qualified dividend income or long-term capital gain) of the Fund’s distributions will be reported to Shareholders by their financial intermediary. See “Taxes; RIC Status” below and “Material U.S. Federal Income Tax Considerations.”

The Fund cannot guarantee that it will make distributions. The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including fund investments), non-capital gains proceeds from the sale of assets (including fund investments) or dividends. The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions. The repayment of any amounts owed to the Adviser or its affiliates will reduce future distributions to which you would otherwise be entitled.

Dividend Reinvestment Plan

The Fund will operate under a dividend reinvestment plan (the “DRIP”) administered by [    ]. Pursuant to the DRIP, the Fund’s income, dividends, capital gains or other distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund

Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the DRIP on behalf of such participating Shareholder. A Shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to [    ]. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by [    ] [30] days prior to the record date of the distribution or the Shareholder will receive such distribution in Shares through the DRIP. Under the DRIP, the Fund’s distributions to Shareholders (net of any applicable withholding tax) are reinvested in full and fractional Shares.

No Redemption; Restrictions on Transfer	No Shareholder will have the right to require the Fund to redeem Shares. With very limited exceptions, Shares are not transferable, and liquidity for investments in Shares may be provided only through periodic offers by the Fund to repurchase Shares from Shareholders. See “Repurchase of Shares.”

Repurchase of Shares

[The Fund is an “interval fund,” a type of fund that, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV in reliance on Rule 23c-3 under the 1940 Act. Rule 23c-3 requires, among other things, that the Fund strike a daily NAV. Subject to applicable law and approval of the Fund’s Board of Trustees (the “Board” or “Board of Trustees”), for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) will be sent to shareholders at least 21 calendar days and not more than 42 days before the repurchase request deadline (i.e., the date by which shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). Subject to Board approval, Repurchase Request Deadlines are expected to occur the months of [ ], [ ], [ ] and [ ], and Repurchase Offer Notices are expected to be sent to shareholders the months of [ ], [ ], [ ] and [ ] preceding each such Repurchase Request Deadline. The Fund expects that its first repurchase offer will occur during the second full quarter after the effective date of the Fund’s registration statement (the “Commencement of Operations”).]

Any repurchases of Shares will be made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. In determining whether the Fund should offer to repurchase Shares from Shareholders of the Fund pursuant to repurchase requests, the Board may consider, among other things, the recommendation of the Adviser as well as a variety of other operational, business and economic factors. The Fund may repurchase less than the full amount that Shareholders request to be repurchased.

Under certain circumstances, the Fund may offer to repurchase Shares at a discount to their prevailing net asset value. The Board may under certain circumstances elect to postpone, suspend or terminate an offer to repurchase Shares.

A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $2,500. Such minimum ownership requirement may be waived by the Board, in its sole discretion. If such requirement is not waived by the Board, the Fund may redeem all of the Shareholder’s Shares. To the extent a Shareholder seeks to tender all of the Shares they own and the Fund repurchases less than the full amount of Shares that the Shareholder requests to have repurchased, the Shareholder may maintain a balance of Shares of less than $2,500 following such Share repurchase.

A 2.00% early repurchase fee (the “Early Repurchase Fee”) may be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. An Early Repurchase Fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund. See “Repurchase of Shares.

Fees and Expenses

The Fund will bear its own operating expenses (including, without limitation, its ongoing offering expenses). A more detailed discussion of the Fund’s expenses can be found below under “Advisory Fee,” “Administrator” and “Distribution and Servicing Fee.”

The Fund will bear its organizational and initial offering costs in connection with this offering, subject to the Expense Limitation Agreement (as defined below). The Fund’s initial offering costs, whether borne by the Adviser or the Fund, are being capitalized and amortized over a 12-month period. The Fund’s organizational costs are expensed as incurred.

Advisory Fee

In consideration of the advisory services provided by the Adviser, the Fund pays the Adviser a monthly advisory fee at an annual rate of 1.00% based on the value of the Fund’s net assets calculated and accrued daily (the “Advisory Fee”). For purposes of determining the Advisory Fee payable to the Adviser, the value of the Fund’s net assets will be calculated prior to the inclusion of the Advisory Fee payable to the Adviser or to any purchases or repurchases of Shares of the Fund or any distributions by the Fund. The Adviser has contractually agreed to waive its Advisory Fee for twelve (12) months from Commencement of Operations (the “Fee Waiver Agreement”). Unless otherwise extended by agreement between the Fund and the Adviser, the Advisory Fee payable by the Fund twelve (12) months after the Commencement of Operations will be at the annual rate of 1.00%. The reduction of the Advisory Fee under the Fee Waiver Agreement is not subject to recoupment by the Adviser under the Expense Limitation Agreement, described below. The Adviser pays a sub-advisory fee to the Sub-Advisers out of the Advisory Fee.

For purposes of determining the Advisory Fee payable to the Adviser, the value of the Fund’s net assets will be calculated prior to the inclusion of the Advisory Fee payable to the Adviser or to any purchases or repurchases of Shares of the Fund or any distributions by the Fund. The Advisory Fee will be payable in arrears within 5 business days after the completion of the net asset value computation for the quarter. The Advisory Fee is paid to the Adviser out of the Fund’s assets and, therefore, decreases the net profits or increases the net losses of the Fund.

The services of all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. The Fund bears all other costs and expenses of its operations and transactions as set forth in its Investment Advisory Agreement with the Adviser (the “Investment Advisory Agreement”).

In addition to the fees and expenses to be paid by the Fund under the Investment Advisory Agreement, the Adviser and its affiliates will be entitled to reimbursement by the Fund of the Adviser’s and its affiliates’ cost of providing the Fund with certain non-advisory services. If persons associated with the Adviser or any of its affiliates, including persons who are officers of the Fund, provide accounting, legal, clerical, compliance or administrative and similar oversight services to the Fund at the request of the Fund, the Fund will reimburse the Adviser and its affiliates for their costs in providing such accounting, legal, clerical, compliance or administrative and similar oversight services to the Fund (which costs may include an allocation of overhead including rent and the allocable portion of the salaries and benefits of the relevant persons and their respective staffs, including travel expenses), using a methodology for determining costs approved by the Board.

Distribution and Servicing Fee

Class S and Class D Shares are subject to an ongoing distribution and shareholder servicing fee (the “Distribution and Servicing Fee”) to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of Shareholders who own Class S or Class D Shares of the Fund. Although the Fund is not an open-end investment company, it will comply with the terms of Rule 12b-1 as a condition of the SEC exemptive relief, which permits the Fund to have, among other things, a multi-class structure and distribution and shareholder servicing fees. Accordingly, the Fund has adopted a distribution and servicing plan for its Class S Shares and Class D Shares (the “Distribution and Servicing Plan”) and pays the Distribution and Servicing Fee with respect to its Class S and Class D Shares. The Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act.

Class S Shares and Class D Shares pay a Distribution and Servicing Fee to the Distributor at an annual rate of 0.75% and 0.25%, respectively, based on the aggregate net assets of the Fund attributable to such class. For purposes of determining the Distribution and Servicing Fee, net asset value will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution and Servicing Fee payable.

Class I Shares are not subject to a Distribution and Servicing Fee.

The Adviser, or its affiliates, may pay additional compensation out of its own resources (i.e., not Fund assets) to certain selling agents or financial intermediaries in connection with the sale of the Shares. The additional compensation may differ among brokers or dealers in amount or in the amount of calculation. Payments of additional compensation may be fixed dollar amounts or, based on the aggregate value of outstanding Shares held by Shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of the additional compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

Expense Limitation Agreement

Pursuant to an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure certain annual operating expenses (excluding the Advisory Fee, any Distribution and Servicing Fee, interest, taxes, brokerage costs and commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, borrowing costs, merger or reorganization expenses, shareholder meetings expenses, litigation expenses, expenses associated with the acquisition and disposition of investments (including trade-related expenses, interest and structuring costs for borrowings and line(s) of credit), valuation service providers and extraordinary expenses, if any; collectively, the “Excluded Expenses”) do not exceed 0.50% per annum (excluding Excluded Expenses) of the Fund’s average daily net assets of each class of Shares. With respect to each class of Shares, the Fund agrees to repay the Adviser any fees waived or expenses assumed under the Expense Limitation Agreement for such class of Shares, provided the repayments do not cause the Fund’s annual operating expenses (excluding Excluded Expenses) for that class of Shares to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Adviser, whichever is lower. Any such repayments must be made within thirty-six months after the months in which the Adviser incurred the expense. The Expense Limitation Agreement will have a term ending one year from the Commencement of Operations, and the Adviser may extend the term for a period of one year on an annual basis. The Adviser may not terminate the Expense Limitation Agreement during its initial one-year term.

Administrator

The Fund has retained [    ] (the “Administrator”) to provide it with certain administrative services, including fund administration and fund accounting. The Fund compensates the Administrator for these services and reimburses the Administrator for certain out-of-pocket expenses (the “Administration Fee”). The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. See “Administration and Accounting Services.”

Transfer Restrictions

A Shareholder may assign, transfer, sell, encumber, pledge or otherwise dispose of (each, a “transfer”) Shares only (i) by operation of law pursuant to the death, divorce, insolvency, bankruptcy, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Fund (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Notice of a proposed transfer of Shares must be accompanied by properly completed transfer information documents in respect of the proposed transferee and must include evidence satisfactory to the Fund that the proposed transferee, at the time of the transfer, meets any requirements imposed by the Fund with respect to investor suitability. Each transferring Shareholder and transferee may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Unlisted Closed-End Structure; Limited Liquidity

Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for Shares will develop. In addition, Shares are subject to limitations on transferability and liquidity will be provided only through limited repurchase offers described above. An investment in the Fund is suitable only for Shareholders who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment.

Taxes; RIC Status

The Fund intends to elect to be treated as a RIC and to qualify as a RIC for each taxable year. As such, the Fund generally will not be subject to U.S. federal corporate income tax, provided that it distributes all of its net taxable income and gains each year.

In addition, because the Fund intends to qualify as a RIC, it is expected to have certain attributes that are not generally found in traditional unregistered private asset fund of funds. These include providing simpler tax reports to Shareholders on Forms 1099-DIV and the avoidance of unrelated business taxable income for benefit plan investors and other investors that are exempt from payments of U.S. federal income tax.

For a discussion of certain tax risks and considerations relating to an investment in the Fund, see “Material U.S. Federal Income Tax Considerations.”

Prospective investors should consult their own tax advisers with respect to the specific U.S. federal, state, local, U.S. and non-U.S. tax consequences, including applicable tax reporting requirements.

Tax Reports

The Fund will furnish to its Shareholders (either directly or through a financial intermediary, as applicable), after the end of each calendar year, IRS Forms 1099-DIV detailing the amounts includible in such Shareholder’s taxable income for such year as ordinary income, qualified dividend income and long-term capital gains. Dividends and other taxable distributions are taxable to the Fund’s Shareholders even if they are reinvested in additional Shares pursuant to the DRIP.

Reports to Shareholders

The Fund will provide Shareholders with an audited annual report and an unaudited semi-annual report within 60 days after the close of the reporting period for which the report is being made, or as otherwise required by 1940 Act.

The Fund will furnish as soon as practicable after the end of each calendar year information on Form 1099-DIV to assist Shareholders in preparing their tax returns.

Fiscal and Tax Year	The Fund’s fiscal year is the 12-month period ending on [ ]. The Fund’s taxable year is the 12-month period ending on [ ].
Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Declaration of Trust.
Custodian and Transfer Agent	[ ] serves as the Fund’s custodian, and [ ] serves as the Fund’s transfer agent.
ERISA	Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or section 4975 of the Code, including employee benefit plans and individual retirement accounts, may purchase Shares. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” subject to the fiduciary responsibility and prohibited transaction rules of Title I of ERISA and Section 4975 of the Code. Thus, it is not intended that the Adviser will be a “fiduciary” (within the meaning of ERISA) with respect to the assets of any “benefit plan investor” (within the meaning of ERISA) that becomes a Shareholder, solely as a result of the Shareholder’s investment in the Fund.

SUMMARY OF FEES AND EXPENSES

The fee table below is intended to assist Shareholders in understanding the various costs and expenses that the Fund expects to incur, and that Shareholders can expect to bear, by investing in the Fund. This fee table is based on estimated expenses of the Fund for the fiscal year ending [  ], 2026, and assumes that the Fund has net assets of $[  ] million as of such date.

	Class S		Class D		Class I
SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)
Maximum Sales Load (as a percentage of the offering price)(1)	None		None		None
Maximum Early Repurchase Fee(2)	2.00%		2.00%		2.00%

ESTIMATED ANNUAL OPERATING EXPENSES (as a percentage of net assets attributable to Shares)
Advisory Fee(3)(5)	1.00%		1.00%		1.00%
Other Expenses(4)	[	]	[	]	[	]
Distribution and Servicing Fee	0.75%		0.25%		None
Interest Payments on Borrowed Funds(7)	[	]	[	]	[	]
Total Annual Expenses	[	]	[	]	[	]
Fee Waiver and/or Expense Reimbursement(3)(5)(6)	[	]	[	]	[	]
Total Annual Operating Expenses (After Fee Waiver and/or Expense Reimbursement)(5)	[	]	[	]	[	]

(1)	No upfront sales load will be paid with respect to Class S Shares, Class D Shares or Class I Shares, however, if you buy Class S Shares or Class D Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a [3.5% cap on NAV for Class D Shares and Class S Shares. Financial intermediaries will not charge such fees on Class I Shares]. Please consult your financial intermediary for additional information.

(2)	A 2.00% Early Repurchase Fee payable to the Fund may be charged with respect to the repurchase of Shares at any time prior to the day immediately preceding the one-year anniversary of a Shareholder’s purchase of the Shares (on a “first in—first out” basis). An Early Repurchase Fee payable by a Shareholder may be waived in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner that will not discriminate unfairly against any Shareholder. The Early Repurchase Fee will be retained by the Fund for the benefit of the remaining Shareholders.

(3)	The Fund pays the Adviser a monthly Advisory Fee at an annual rate of 1.00% based on value of the Fund’s net assets, calculated and accrued daily. For purposes of determining the Advisory Fee payable to the Adviser, the value of the Fund’s net assets will be calculated prior to the inclusion of the Advisory Fee payable to the Adviser or to any purchases or repurchases of Shares of the Fund or any distributions by the Fund. The Adviser has contractually agreed to waive its Advisory Fee for twelve (12) months from Commencement of Operations (the “Fee Waiver Agreement”). Unless otherwise extended by agreement between the Fund and the Adviser, the Advisory Fee payable by the Fund twelve (12) months after the Commencement of Operations will be at the annual rate of 1.00%. The reduction of the Advisory Fee under the Fee Waiver Agreement is not subject to recoupment by the Adviser under the Expense Limitation Agreement, described below.

(4)	The Other Expenses include, among other things, professional fees and other expenses that the Fund will bear, including initial and ongoing offering costs and fees and expenses of the Administrator, transfer agent and custodian. The Other Expenses are based on estimated amounts for the Fund’s current fiscal year.

(5)	Pursuant to an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure certain annual operating expenses (excluding the Advisory Fee, any Distribution and Servicing Fee, interest, taxes, brokerage costs and commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, borrowing costs, merger or reorganization expenses, shareholder meetings expenses, litigation expenses, expenses associated with the acquisition and disposition of investments (including trade-related expenses, interest and structuring costs for borrowings and line(s) of credit) and extraordinary expenses, if any; collectively, the “Excluded Expenses”) do not exceed 0.50% per annum (excluding Excluded Expenses) of the Fund’s average daily net assets of each class of Shares. With respect to each class of Shares, the Fund agrees to repay the Adviser any fees waived or expenses assumed under the Expense Limitation Agreement for such class of Shares, provided the repayments do not cause the Fund’s annual operating expenses (excluding Excluded Expenses) for that class of Shares to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Adviser, whichever is lower. Any such repayments must be made within thirty-six months after the months in which the Adviser incurred the expense. The Expense Limitation Agreement will have a term ending one year from the Commencement of Operations, and the Adviser may extend the term for a period of one year on an annual basis. The Adviser may not terminate the Expense Limitation Agreement during its initial one-year term.

(6)	[The Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net advisory fees it collects from the affiliated money market funds on the Fund’s investment in such money market funds.]

(7)	These expenses represent estimated interest payments the Fund expects to incur in connection with its expected credit facility during the first 12 months of operation. See “Leverage” below.

The purpose of the table above and the examples below is to assist prospective investors in understanding the various costs and expenses Shareholders will bear.

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The examples assume that all distributions are reinvested at net asset value and that the percentage amounts listed under Annual Expenses remain the same (except that the examples incorporate the fee waiver and expense reimbursement arrangements from the Expense Limitation Agreement for only the one-year example and the first year of the three-, five- and ten-year examples). The assumption in the hypothetical example of a 5% annual return is required by regulation of the SEC and applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund.

Example 1

	1 Year		3 Years		5 Years		10 Years
You would pay the following expenses on a $1,000 Class S Shares investment, assuming a 5% annual return:	[	]	[	]	[	]	[	]
You would pay the following expenses on a $1,000 Class D Shares investment, assuming a 5% annual return:	[	]	[	]	[	]	[	]
You would pay the following expenses on a $1,000 Class I Shares investment, assuming a 5% annual return:	[	]	[	]	[	]	[	]

Example 2

	1 Year		3 Years		5 Years		10 Years
You would pay the following expenses on a $2,500 Class S Shares investment, assuming a 5% annual return:	[	]	[	]	[	]	[	]
You would pay the following expenses on a $2,500 Class D Shares investment, assuming a 5% annual return:	[	]	[	]	[	]	[	]
You would pay the following expenses on a $2,500 Class I Shares investment, assuming a 5% annual return:	[	]	[	]	[	]	[	]

The Examples above are based on the annual fees and expenses set forth on the table above. They should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown, and the Fund’s actual rate of return may be greater or less than the hypothetical 5.0% return assumed in the examples. A greater rate of return than that used in the Examples would increase the dollar amount of the asset-based fees paid by the Fund.

THE FUND

The Fund is a newly organized Delaware statutory trust formed on December 29, 2025 and is registered under the 1940 Act as a closed-end, non-diversified, management investment company. The Fund has no operating history. The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Declaration of Trust.

Investment advisory services are provided to the Fund by the Adviser pursuant to the Advisory Agreement. Responsibility for monitoring and overseeing the Fund’s investment program and its management and operation is vested in the Board of Trustees.

Additional information about the Fund’s investments will be available in the Fund’s Annual and Semi-Annual Reports when they are prepared.

USE OF PROCEEDS

The proceeds from the sale of Shares of the Fund, not including the amount of the Fund’s fees and expenses (including, without limitation, offering expenses), will be invested by the Fund in accordance with the Fund’s investment objective and strategies within three months after receipt of such proceeds, which may be delayed up to an additional three months depending on market conditions and the availability of suitable investments. For example, while it is expected that at least 80% of the Fund’s net assets will be allocated to Credit under normal circumstances, there may be limited availability of suitable investments during the three-month period after the Fund’s receipt of proceeds. The Fund anticipates that it will take a longer period of time to allocate proceeds of its continuous offering to certain investments. Such proceeds will be invested together with any interest earned in the Fund’s account with the Fund’s custodian prior to the closing of the applicable offering. See “Purchasing Shares.” Delays in investing the Fund’s assets may occur because of the time typically required to complete private asset transactions (which may be considerable). Accordingly, during this period, the Fund may not achieve its investment objective or be able to fully pursue its investment strategies and policies.

Pending the investment of the proceeds pursuant to the Fund’s investment objective and policies, the Fund may invest a portion of the proceeds of the offering, which may be a substantial portion, in short-term debt securities, affiliated and unaffiliated money market securities, cash and/or cash equivalents. In addition, the Fund may maintain a portion of the proceeds of the continuous offering in cash to meet operational needs. The Fund may not achieve its investment objective, or otherwise fully satisfy its investment policies, during such periods in which the Fund’s assets are not able to be substantially invested in accordance with its investment strategies.

INVESTMENT OBJECTIVE AND STRATEGY

The Fund’s investment objective is to generate high, stable income with limited volatility.

The Fund seeks to achieve its investment objective by:

●	Directly investing across a broad range of private credit strategies in which the Adviser has high conviction;
●	Capitalizing on public credit market dislocations;
●	Dynamically allocating across MSIM’s credit strategies; and
●	Diversifying across strategies and collateral and instrument types while capitalizing on relative value opportunities.

The Fund is expected to offer investors single access to a wide spectrum of credit strategies including, without limitation, private corporate loans, private hybrid financing solutions, private asset-based loans, private asset-backed lending facilities, broadly-syndicated loans, high yield bonds, securitized assets and emerging market debt.

The Fund has adopted a non-fundamental investment policy to invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed-income securities and credit instruments (“Credit Investments”). The Fund may change this 80% policy without shareholder approval upon at least 60 days’ prior written notice to shareholders. For purposes of this 80% policy, “Credit Investments” includes both “Public Credit” and “Private Credit” (each as described below). It is expected that, under normal circumstances, the Fund’s Credit Investments will consist predominantly of Private Credit. Private Credit includes, but is not limited to:

●	Direct Lending: This strategy primarily involves origination and holding to maturity of senior secured first lien loans to predominantly U.S., but also European, private equity sponsor-backed middle market companies, with a focus on low loan-to-value ratio loans to non-cyclical market leaders with healthy balance sheets. This strategy may from time to time also originate second lien, mezzanine and unitranche loans.

●	Flexible Capital Solutions: This global special situations strategy focuses on originating senior secured loans, subordinated debt, structured equity and other hybrid private credit investments that combine credit and equity features across the capital structure, sectors and geographies. It provides tailored capital to sponsored and non-sponsored borrowers in complex situations that are not well served by conventional senior, mezzanine or other traditional financing providers, including companies facing liquidity needs, undertaking comprehensive recapitalizations, or requiring speed, confidentiality and high certainty of execution. Investments are structured opportunistically and often combine multiple securities within a single transaction, with an emphasis on downside protection, asymmetric return profiles, and exposure to high-quality companies and assets.

●	Private Securitized: This strategy involves the origination of various credit instruments including, but not limited to, credit facilities, whole loans, notes and synthetic risk transfers, collateralized by cashflow-generating assets including, but not limited to, residential mortgages and servicing rights, consumer borrowings (e.g., auto, student and unsecured consumer loans), transportation (e.g., aircraft, railcars and shipping containers) and other asset classes (e.g., cell towers and data centers).

●	Real Estate Debt: This strategy involves the origination of first mortgages (primarily retaining the secondary tranche) and mezzanine loans collateralized by U.S. real estate assets. The underlying collateral will primarily be light transitional assets (e.g., re-leasing and repositioning) and/or development assets.

In addition to originating Private Credit investments, the Fund may also invest in Private Credit through secondary market transactions. In addition, the Fund may obtain exposure to Private Credit through investments in credit funds or pools of credit assets managed by various unaffiliated asset managers ("Underlying Private Funds”) acquired in privately negotiated transactions (a) from investors in such Underlying Private Funds, and/or (b) in connection with a restructuring transaction of an Underlying Private Fund (together, “Secondary Investments”).

Public Credit includes, but is not limited to, investments in public high yield bonds, broadly syndicated loans, securitized bonds and emerging markets debt. This strategy will seek to invest in liquid credit investments that offer an attractive return and may also be used for liquidity management. The strategy will seek out relative value opportunities across the universe, which will include, but is not limited to, sub-investment grade corporate bonds and loans issued by U.S. and European companies, senior and mezzanine debt tranches of securitized assets (e.g., collateralized loan obligations (“CLOs”), residential mortgages, commercial mortgages, etc.) and sub-investment grade government, quasi-government and corporate bonds issues by emerging market countries and companies within them. Without limiting the generality of the foregoing, the Fund may invest in exchange-traded funds (“ETFs”), including Morgan Stanley-managed ETFs, that employ public credit investment strategies.

The Fund’s allocation across each of these investment types may vary from time to time.

The Fund’s direct lending investments may include equity investments.

The Fund plans to utilize leverage through a credit facility. The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). This requirement means that the value of the investment company’s total indebtedness may not exceed one third the value of its total assets (including the indebtedness). The 1940 Act also requires that dividends may not be declared if this Asset Coverage Requirement is breached. The Fund’s borrowings will at all times be subject to the Asset Coverage Requirement.

There is no limit on the duration, maturity or credit quality of any investment in the Fund’s portfolio. The Fund invests in below-investment grade debt securities and non-rated debt securities. These investments could constitute a material percentage of the Fund’s holdings at any given point in time.

The Fund does not intend to use derivatives other than for hedging purposes.

The Fund will employ the broad, market leading credit capabilities of MSIM’s credit teams. A proprietary asset allocation framework will be deployed to make tactical investment decisions to maximize the Fund’s exposure to attractive risk-adjusted return opportunities within a given opportunity set. From a bottom-up perspective, the Adviser employs a defensive investment process focused on downside protection through rigorous credit selection, less efficient areas of the markets and transaction structuring. The Adviser’s investment approach is a multi-step process with ongoing monitoring, focused on early detection and resolution of potential credit deterioration. The Fund’s portfolio is designed to generate high, stable income with limited volatility through a diversified set of Credit strategies and the ability to capitalize on public credit market dislocations.

MORGAN STANLEY BACKGROUND

Morgan Stanley Overview

Morgan Stanley (the “Firm”) is a premier global financial services firm with leading positions in corporate finance, investment management, brokerage, securities research and capital markets. Morgan Stanley maintains an active and leading presence in some of the most important financial services in the world and has served many of the world’s most influential corporations, governments and families since its founding in 1935. The Firm is organized in three divisions: Institutional Securities (“ISG”) and Wealth Management (“MSWM”) and MSIM.

Portfolio Solutions Group

The Portfolio Solutions Group (“PSG”) sits within MSIM, the firm’s asset management arm, and will serve as the portfolio management team for the Fund, responsible for strategy design and dynamic asset allocation over time. PSG is a comprehensive multi-asset business, with activity across all asset strategies and types (public and private). The 54-person team has individuals based in New York, London, Hong Kong and Singapore and operates through an Investment Committee (“IC”) approach. The members of the IC include Rui De Figueiredo (Chair), Ryan Meredith (Head of PSG), Jim Caron (Chief Investment Officer), Damon Wu, Steven Turner and Victoria Eckstein (Chief Operating Officer), a group that collectively brings both deep investing and operating experience to the Fund.

The team’s expertise lies in partnering with institutional and high net worth investors to understand their unique needs and to craft solutions to help them achieve their overall investment objectives. PSG has designed, constructed and managed multi-asset portfolios focused on public and private markets for over 15 years at Morgan Stanley with a strong track record for meeting client objectives. As of November 30, 2025, PSG managed $42.3 billion in assets on behalf of investors worldwide.

Global Morgan Stanley Resources

The success of any investment program depends on effective execution throughout the life of the fund. The Team will seek to leverage Morgan Stanley’s global resources, including its direct local presence in major markets and leading expertise in private assets, wherever possible to enhance the Fund’s sourcing capabilities and to support superior due diligence and the monitoring of investments.

These worldwide resources include the following:

●	A global network of clients and contacts, together with more than 60,000 employees, working in 41 countries on six continents, to help identify investments in local markets and perform due diligence.

●	A deeply resourced global research department covering many of the most important equity, fixed income and commodity markets in the world that can provide due diligence support for the Fund.

●	An extensive infrastructure of investment, legal, compliance, operations, risk management and client services personnel that provides world-class support on behalf of Morgan Stanley products.

The Fund will be subject to rigorous oversight policies and procedures. Professionals within the Firm’s legal/compliance, financial controls, tax, investor services, hedging, and technology groups will work closely with members of the Team to assure Morgan Stanley’s high standards are applied to the business and management of the Fund.

In managing the Fund, the Adviser expects to source potential investment opportunities from across MSIM’s credit teams. The Fund’s portfolio management team includes both credit investment professionals and asset allocation specialists. In selecting the Fund’s investments, the Fund’s portfolio managers will evaluate investment opportunities sourced from throughout the organization and dynamically allocate across public and private credit asset classes.

LEVERAGE

The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks and/or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares and/or notes and leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. In the future, the Fund may also use forms of leverage other than those described above.

The Fund may use leverage to seek to achieve its investment objective or for liquidity (i.e., to finance the repurchase of Shares). The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage. Under the 1940 Act, the Fund may borrow in an aggregate amount of up to approximately 33 1/3% of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) immediately after such borrowings. Furthermore, the Fund may use leverage through the issuance of preferred shares in an aggregate amount of liquidation preference attributable to the preferred shares combined with the aggregate amount of any borrowings of up to approximately 50% of the Fund’s total net assets immediately after such issuance. Currently, the Fund has no intention to issue preferred shares. The use of leverage creates an opportunity for increased investment returns, but also creates risks for the holders of Shares.

Certain types of leverage used by the Fund may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

The Fund may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time. In addition, the Fund may borrow for temporary, emergency or other purposes as permitted by the 1940 Act. The Fund will comply with the limitations on leverage imposed by the 1940 Act on a combined aggregate basis with its subsidiaries. In addition, to the extent applicable to the investment activities of a subsidiary, the Fund and the subsidiary will comply with the same fundamental investment restrictions on an aggregate basis and will follow the same compliance policies and procedures as the Fund.

Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. The use of leverage is subject to risks and would cause the Fund’s NAV to be more volatile than if leverage were not used. For example, a rise in short-term interest rates might cause the Fund’s NAV to decline more if the Fund were using leverage than if the Fund were not using leverage. A reduction in the Fund’s NAV may cause a reduction in the market price of its Shares. The use of leverage also may cause greater volatility in the level of the Fund’s distributions on the Shares.

There can be no assurance that the Fund’s leverage strategy will be successful or that the Fund will be able to use leverage at all. Developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns, and potentially distributions, to the shareholders.

For these reasons, the use of leverage for investment purposes is considered a speculative investment practice. Any such leveraging by the Fund would be subject to the limitations of the 1940 Act, including the prohibition on the Fund issuing more than one class of senior securities, and asset coverage requirements, as applicable. There is no assurance that the Fund’s leverage strategy will be successful.

Credit Facility

The Fund plans to establish a credit facility to borrow money for a range of purposes, including to satisfy tender requests, to manage timing issues in connection with the inflows of additional capital and to otherwise satisfy Fund obligations, or for investment purposes. The 1940 Act requires a registered investment company to satisfy an Asset Coverage Requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This requirement means that the value of the investment company’s total indebtedness may not exceed one third the value of its total assets (including the indebtedness). The 1940 Act also requires that dividends may not be declared if this Asset Coverage Requirement is breached. The Fund’s borrowings will at all times be subject to the Asset Coverage Requirement

RISKS

AN INVESTMENT IN THE FUND INVOLVES A HIGH DEGREE OF RISK AND THEREFORE SHOULD ONLY BE UNDERTAKEN BY INVESTORS WHOSE FINANCIAL RESOURCES ARE SUFFICIENT TO ENABLE THEM TO ASSUME THESE RISKS AND TO BEAR THE LOSS OF ALL OR PART OF THEIR INVESTMENT. THE FOLLOWING RISK FACTORS SHOULD BE CONSIDERED CAREFULLY, BUT ARE NOT MEANT TO BE AN EXHAUSTIVE LISTING OF ALL OF THE POTENTIAL RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND. INVESTORS SHOULD CONSULT WITH THEIR OWN FINANCIAL, LEGAL, INVESTMENT AND TAX ADVISERS PRIOR TO INVESTING IN THE FUND.

The Fund’s investment program is speculative and entails substantial risks. In considering participation in the Fund, prospective investors should be aware of certain risk factors, which include the following:

General Risks of Investing in the Fund

There is no assurance that the investments held by the Fund will be profitable, that there will be proceeds from such investments available for distribution to Shareholders, or that the Fund will achieve its investment objective. An investment in the Fund is speculative and involves a high degree of risk. Fund performance may be volatile and a Shareholder could incur a total or substantial loss of its investment. There can be no assurance that projected or targeted returns for the Fund will be achieved.

No Operating History Risk

The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history. While members of the Adviser and/or Sub-Advisers who will be active in managing the Fund’s investments have substantial experience in private assets, the Fund was recently formed, does not yet have any operating history and has not made any investments.

Conflicts of Interest Risk

An investment in the Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser, Sub-Advisers and/or their affiliates provide a variety of different services to the Fund, for which the Fund compensates them. As a result, the Adviser, Sub-Advisers and/or their affiliates have an incentive to enter into arrangements with the Fund, and face conflicts of interest when balancing that incentive against the best interests of the Fund. The Adviser, Sub-Advisers and/or their affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser and/or Sub-Advisers on behalf of the Fund. In addition, affiliates of the Adviser and Sub-Advisers provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed-income and other markets. In certain circumstances, by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Fund and/or benefit these affiliates and may result in the Fund forgoing certain investments that it would otherwise make. The Adviser and/or Sub-Advisers may also acquire material non-public information which would negatively affect the Adviser’s and/or Sub-Advisers’ ability to transact in securities for the Fund. See “Potential Conflicts of Interest” below.

Investment Objective and Strategy Change Risks

The Board may change the Fund’s investment objective and strategies without Shareholder approval. The Board will have the authority to modify or waive certain of the Fund’s operating policies and strategies without prior notice and without Shareholder approval (except as required by the 1940 Act or other applicable laws). The Fund cannot predict the effects that any changes to its current operating policies and strategies would have on the Fund’s business, operating results and value of its Shares. Nevertheless, the effects may adversely affect the Fund’s business and impact its ability to make distributions.

Active Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser and/or Sub-Advisers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund may be subject to a relatively high level of management risk because the Fund invests in private assets. The Fund’s allocation of its investments may vary significantly over time based on the Adviser’s analysis and judgment. It is possible that the Fund will focus on an investment that performs poorly or underperforms other investments under various market conditions.

Key Personnel Risk

The Fund does not and will not have any internal management capacity or employees and depends on the experience, diligence, skill and network of business contacts of the investment professionals the Adviser and/or Sub-Advisers currently employ, or may subsequently retain, to identify, evaluate, negotiate, structure, close, monitor and manage the Fund’s investments. In addition, the Fund cannot assure investors that the Adviser and/or Sub-Advisers will remain the Fund’s investment adviser and sub-advisers, respectively. The Fund may not be able to find a suitable replacement within that time, resulting in a disruption in its operations that could adversely affect its financial condition, business and results of operations. This could have a material adverse effect on the Fund’s financial conditions, results of operations and cash flow.

Market Disruptions Risk

The Fund may incur major losses in the event of market disruptions and other extraordinary events in which historical pricing relationships (on which the Adviser and/or Sub-Advisers base a number of their trading positions) become materially distorted. The risk of loss from pricing distortions is compounded by the fact that in disrupted markets many positions become illiquid, making it difficult or impossible to close out positions against which the markets are moving. Market disruptions caused by unexpected political, military and terrorist events may from time to time cause dramatic losses for the Fund and such events can result in otherwise historically low-risk strategies performing with unprecedented volatility and risk.

Closed-End Interval Fund Structure Risk

The Fund is a closed-end management investment company structured as an “interval fund” and designed primarily for long-term investors; the Fund is not intended to be a typical traded investment. There is no secondary market for the Fund’s Shares and the Fund expects that no secondary market will develop. An investor should not invest in the Fund if the investor needs a liquid investment.

Unlike open-end funds (commonly known as mutual funds), which generally permit redemptions on a daily basis, the Shares are not redeemable at a Shareholder’s option. Unlike stocks of listed closed-end funds, the Shares are not listed, and are not expected to be listed, for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, the Fund generally anticipates making repurchases of 5% of its outstanding Shares on a quarterly basis and, therefore, Shareholders may not be able to sell their Shares when and/or in the amount they desire.

Repurchase Offers Risks

The Fund is an “interval fund” and, to provide some liquidity to Shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s Shareholders, and generally are funded from available cash or sales of portfolio securities. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratios. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities, and may limit the ability of the Fund to participate in new investment opportunities. If the Fund uses leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income. Certain Shareholders may from time to time own or control a significant percentage of the Fund’s Shares. Repurchase requests by these Shareholders of these Shares of the Fund may cause repurchases to be oversubscribed, with the result that Shareholders may only be able to have a portion of their Shares repurchased in connection with any repurchase offer. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarterly period, thereby increasing the likelihood that proration will occur. The NAV of Shares tendered in a repurchase offer may fluctuate between the date a Shareholder submits a repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a Shareholder submits a repurchase request.

Investment and Market Risk

An investment in the Fund’s Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s Shares represents an indirect investment in the Fund’s portfolio of debt instruments, and the value of these investments may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Fund’s Shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.

All investments involve risks, including the risk that the entire amount invested may be lost. No guarantee or representation is made that the Fund’s investment objectives will be achieved. The Fund may utilize investment techniques, such as leverage and derivatives, which can in certain circumstances increase the adverse impact to which the Fund’s investment portfolio may be subject.

General Market Conditions Risk

The success of the Fund’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers, currency exchange controls, disease outbreaks, pandemics, and national and international political, environmental and socioeconomic circumstances (including wars, terrorist acts or security operations). In addition, the current U.S. political environment and the resulting uncertainties regarding actual and potential shifts in U.S. foreign investment, trade, taxation, economic, environmental and other policies under the current Administration, as well as the impact of geopolitical tension, such as a deterioration in the bilateral relationship between the U.S. and China, or the war between Russia and Ukraine, including any resulting sanctions, export controls or other restrictive actions that may be imposed by the U.S. and/or other countries against governmental or other entities in, for example, Russia, could lead to disruption, instability and volatility in the global markets. Unfavorable economic conditions also would be expected to increase the Fund’s funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to the Fund.

Highly Volatile Markets Risk

The prices of financial instruments in which the Fund may invest can be highly volatile. The prices of instruments in which the Fund may invest are influenced by numerous factors, including interest rates, currency rates, default rates, governmental policies and political and economic events (both domestic and global). Moreover, political or economic crises, or other events may occur that can be highly disruptive to the markets in which the Fund may invest. In addition, governments from time to time intervene (directly and by regulation), which intervention may adversely affect the performance of the Fund and its investment activities. The Fund is also subject to the risk of a temporary or permanent failure of the exchanges and other markets on which its investments may trade. Sustained market turmoil and periods of heightened market volatility make it more difficult to produce positive trading results, and there can be no assurance that the Fund’s strategies will be successful in such markets.

Distribution Frequency Risks

The Fund expects to pay distributions out of assets legally available for distribution from time to time, at the sole discretion of the Board, and otherwise in a manner to comply with the distribution requirements necessary for the Fund to qualify to be treated as a RIC. See “Distributions.” Nevertheless, the Fund cannot assure Shareholders that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. All distributions will depend on the Fund’s earnings, its net investment income, its financial condition, and such other factors as the Board may deem relevant from time to time.

Operational Risk

The Fund depends on the Adviser and/or Sub-Advisers to develop the appropriate systems and procedures to control operational risk. Operational risks arising from mistakes made in the confirmation or settlement of transactions, from transactions not being properly booked, evaluated or accounted for or other similar disruption in the Fund’s operations, can cause the Fund to suffer financial loss, the disruption of its business, liability to clients or third parties, regulatory intervention or reputational damage. Consequently, the Fund relies heavily on its financial, accounting and other data processing systems. The ability of its systems to accommodate an increasing volume of transactions could also constrain the Fund’s abilities to properly manage its portfolios. Shareholders are generally not notified of the occurrence of an error or the resolution of any error. Generally, the Adviser, Sub-Advisers and their affiliates will not be held accountable for such errors, and the Fund may bear losses resulting from such errors.

Allocation Risk

The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser and/or Sub-Advisers to allocate effectively the Fund’s assets among the various asset types in which the Fund invests and, with respect to each such asset class, among debt securities. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns.

Issuer Risk

The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Risks of Investing in Public and Private Credit

Fixed-Income Securities Risk

Fixed-income securities are securities that pay a fixed or a variable rate of interest until a stated maturity date. Fixed-income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities, corporate bonds and notes, asset-backed securities, mortgage-backed securities, securities rated below investment grade (commonly referred to as “junk bonds” or “high yield/high risk securities”), municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity (i.e., interest rate risk), market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). For example, a type of fixed-income security in which the Fund may invest are corporate debt obligations. In addition to interest rate, credit and other risks, corporate debt obligations are also subject to factors directly related to the issuer, such as the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace, and by factors not directly related to the issuer, such as general market liquidity, economic conditions and inflation. The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk).

Fixed income and other debt instruments, including mortgage- and other asset-backed securities, are subject to prepayment risk, which is the risk that the principal of such obligation is paid earlier than expected, such as in the case of refinancing. This risk is increased during periods of declining interest rates and prepayments may reduce the Fund’s yield or income as a result of reinvesting the income or other proceeds in lower yielding securities or instruments. These investments are also subject to extension risk, which is the risk that the principal of such obligation is paid slower or later than expected. This may negatively affect Fund returns, as the value of the investment decreases when principal payments are made later than expected. This risk is elevated during periods of increasing interest rates. In addition, because principal payments are made later than expected, the investment’s duration may extend (and result in increased interest rate risk) and the Fund may be prevented from investing proceeds it would otherwise have received at the higher prevailing interest rates. Prepayments and extensions may result in a security or debt instrument offering less potential for gains during periods of declining interest rates or rising interest rates, respectively.

Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. The Fund may be subject to liquidity risk, which may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed-income securities. Fixed-income securities may be called (i.e., redeemed by the issuer) prior to final maturity. If a callable security is called, the Fund may have to reinvest the proceeds at a lower rate of interest.

Credit and Interest Rate Risk

Fixed-income securities, such as bonds, generally are subject to two primary types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer or guarantor of a security, or counterparty to a transaction, will be unable or unwilling or perceived to be unable or unwilling to make interest payments and/or repay the principal on its debt or otherwise honor its obligations, including the risk of default. The risk of defaults across issuers, guarantors and/or counterparties increases in adverse market and economic conditions, and the degree of credit risk depends on the financial condition of the issuer, guarantor or counterparty and terms of the obligation. Credit ratings may not be an accurate assessment of financial condition, volatility, liquidity or credit risk, as the ratings do not evaluate market risks or necessarily reflect the issuer’s, guarantor’s or counterparty’s current financial condition or the volatility or liquidity of the security. Although credit quality may not accurately reflect the true credit risk of an instrument, a change in the credit rating of an instrument or an issuer, guarantor or counterparty, or the market’s perception of the creditworthiness of an instrument or issuer, guarantor or counterparty, can have a rapid, adverse effect on the instrument’s value and liquidity and make it more difficult for the Fund to sell at an advantageous price or time. In addition, under certain conditions, there may be an increasing amount of issuers that are unprofitable, have little cash on hand and/or are unable to pay the interest owed on their debt obligations and the number of such issuers may increase if demand for their goods and services falls, borrowing costs rise due to governmental action or inaction or other reasons. The Fund may also be subject to credit spread risk, which is the risk that economic and market conditions, or any actual or perceived credit deterioration, may lead to an increase in credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of an issuer’s securities.

Interest rate risk refers to fluctuations (such as a decline) in the value of a fixed-income security resulting from changes in the general level of interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation,  disinflation or deflation, and changes in general economic conditions. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up but the yield or income from new issuances of fixed-income securities generally decreases. Duration measures the time-weighted expected cash flows of a fixed-income security. Securities with longer durations will generally be more sensitive to changes in interest rates than securities with shorter durations. Thus, the Fund’s susceptibility to interest rate risk will increase to the extent it has a longer average portfolio duration. The proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate or on other less advantageous terms during a declining interest rate environment. In a rising interest rate environment, the duration of fixed-income securities may be extended, thus potentially reducing income and increasing interest rate risk. The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates, which may occur at any time based on a range of factors and may be sudden, frequent and significant. For example, during periods when interest rates are low, the Fund’s yield (and total return) also may be low or otherwise adversely affected or the Fund may be unable to maintain positive returns, minimize the volatility of the Fund’s NAV or pay Fund expenses out of current income. Monetary policies, and market interest rates, are subject to change at any time and potentially frequently based on a variety of market and economic conditions. It is difficult to accurately predict the pace at which the Federal Reserve Board will change interest rates, or the timing, frequency or magnitude of such changes. The impact on fixed income and other debt instruments and market conditions from interest rate changes, regardless of the cause, could be significant and could adversely affect the Fund and its investments.

Governmental authorities and regulators may enact significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and changing interest rates considerably. These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.

Risks Associated with Credit Investments

The Fund may invest in debt securities and other yield-oriented investments issued by private companies acquired in privately negotiated transactions and/or in connection with a restructuring transaction. Credit strategies involve a variety of debt investing, which is subject to a high degree of financial risk. Credit investments may be adversely affected by tax, legislative, regulatory, credit, political or government changes, interest rate increases and the financial conditions of issuers, which may pose significant credit risks (i.e., the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the associated total return) that result in issuer default.

Loans Risk

Loans may be primary, direct investments or investments in loan assignments or participation interests. A loan assignment represents a portion or the entirety of a loan and a portion or the entirety of a position previously attributable to a different lender. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement and has the same rights and obligations as the assigning investor. However, assignments through private negotiations may cause the purchaser of an assignment to have different and more limited rights than those held by the assigning investor. Loan participation interests are interests issued by a lender or other entity and represent a fractional interest in a loan. The Fund typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower. In connection with purchasing a participation interest, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, the Fund would generally assume the credit risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the entity issuing a participation interest, the Fund maybe treated as a general creditor of such entity. Most loans are rated below investment grade or, if unrated, are of similar credit quality. Certain loans are illiquid, meaning the Fund may be unable to sell them at an advantageous time or price. Illiquid securities are also difficult to value.

Loan investments may be made at par or at a discount or premium to par. The interest payable on a loan may be fixed or floating rate, and paid in cash or in-kind. In connection with transactions in loans, the Fund may be subject to facility or other fees. Loans may be secured by specific collateral or other assets of the borrower, guaranteed by a third party, unsecured or subordinated. During the term of a loan, the value of any collateral securing the loan may decline in value, causing the loan to be under collateralized. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the collateral will be available and liquidation of such assets would satisfy fully a borrower’s obligations under the loan. In addition, if a loan is foreclosed, the Fund could become part owner of the collateral and would bear the costs and liabilities associated with owning and disposing of such collateral.

Certain loans (“senior loans”) hold a senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. Junior loans may be secured or unsecured subordinated loans, second lien loans and subordinated bridge loans, and typically carry greater risks. For example, second lien loans are lower in priority to senior loans, but have seniority in a company’s capital structure to other liabilities and a company is required to pay down these second lien loans prior to other lower-ranked claims on their assets. Floating-rate loans typically have rates of interest which are re-determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. Floating-rate loans held by the Fund typically have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less.

A lender’s repayment and other rights primarily are determined by governing loan, assignment or participation documents, which (among other things) typically establish the priority of payment on the loan relative to other indebtedness and obligations of the borrower. A borrower typically is required to comply with certain covenants contained in a loan agreement between the borrower and the holders of the loan. Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. The types of covenants included in loan agreements generally vary depending on market conditions, the  creditworthiness of the issuer, and the nature of the collateral securing the loan. Loans also known as “covenant lite” loans may contain fewer covenants that restrict activities of the borrower or that might enable the Fund to, among other things, proactively enforce financial covenants or prevent undesired actions by the borrower. As a result, “covenant lite” loans may provide the borrower with more flexibility to take actions that may otherwise be limited or prohibited under similar loan obligations that are not covenant lite or that may be detrimental to the loan holders and provide fewer investor protections in the event covenants are breached. The Fund may experience relatively greater realized or unrealized losses or delays and expense in enforcing its rights with respect to loans with fewer restrictive covenants than its holdings of loans or securities with more traditional financial covenants. In addition, the Fund may receive less or less frequent financial reporting from a borrower under a “covenant lite” loan or obligation, which may result in more limited access to financial information, difficulty evaluating the borrower’s financial performance over time and delays in exercising rights and remedies. During certain market conditions, many new, restructured or reissued loans and similar debt obligations may not feature traditional financial maintenance covenants.

Loans to entities located outside of the  U.S. may have substantially different lender protections and covenants as compared to loans to U.S. entities and generally involve greater and additional risks. In the event of bankruptcy, applicable law may impact a lender’s ability to enforce its rights. Bankruptcy laws in foreign jurisdictions, including emerging markets, may differ significantly from U.S. bankruptcy law and the Fund’s rights with respect to a loan governed by the laws of a foreign jurisdiction may be more limited.

Loans may be originated by a lending agent, such as a financial institution or other entity, on behalf of a group or “syndicate” of loan investors (the “Loan Investors”). In such a case, the agent administers the terms of the loan agreement and is responsible for the collection of principal, and interest payments from the borrower and the apportionment of these payments to the Loan Investors. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by the Fund. Furthermore, unless under the terms of a loan agreement or participation (as applicable) the Fund has direct recourse against the borrower, the Fund must rely on the agent and the other Loan Investors to pursue appropriate remedies against the borrower.

Although the overall size and number of participants in the market for many loans has grown over the past decade, such loans continue to trade in a private, unregulated inter-dealer or inter-bank secondary market and the amount of available public information about loans may be less extensive than that available for registered or exchange listed securities. Liquidity and valuation risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed-income instruments or equity securities. With limited exceptions, the Adviser and/or Sub-Advisers will seek to take steps intended to ensure that it does not receive material nonpublic information about the issuers of loans that also issue publicly traded securities. Therefore, the Adviser and/or Sub-Advisers may have less information than other investors about certain of the loans in which it seeks to invest. Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may (i) impede the Fund’s ability to buy or sell loans, (ii) negatively impact the transaction price, (iii) impact the counterparty and/or credit risks borne by the Fund, (iv) impede the Fund’s ability to timely vote or otherwise act with respect to loans, (v) expose the Fund to adverse tax or regulatory consequences and/or (vi) result in delayed settlement of loan transactions. It may take longer than seven days for a transaction in loans to settle, which may impact the Fund’s process and ability to meet redemptions. This is partly due to the nature or manner in which loans trade and the contractual restrictions noted above, which require a written assignment agreement and various ancillary documents for each transfer, and frequently require discretionary consents from both the borrower and the administrative agent. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption or other obligations for a period after the sale of the loans and, as a result, the Fund may have to hold additional cash, sell other investments or engage in borrowing transactions, such as borrowing from a credit facility, if necessary to raise cash to meet its obligations.

Assignments of loans through private negotiations may cause the purchaser of an assignment to have different and more limited rights than those held by the assigning investor. In connection with purchasing a participation interest, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement. In the event the borrower defaults, the Fund may not directly benefit from the collateral supporting the loan (if any) in which it has purchased the participation interest. As a result, the Fund would generally assume the credit risk of both the borrower and the financial institution issuing the participation interest, subjecting the Fund to additional credit risk (including the  creditworthiness of the agent lender), and the Fund may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower. No active trading market may exist for certain loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a loan and which may make it difficult to value the loan. To the extent that a secondary market does exist for certain loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

In addition to the risks generally associated with debt instruments, such as credit, market, interest rate and liquidity risks, loans are also subject to the risk that the value of any collateral securing a loan may decline, be unavailable or insufficient to meet the obligations of the borrower or be difficult to liquidate. The specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value. The Fund’s access to collateral may be limited by bankruptcy, other insolvency laws or by the type of loan the Fund has purchased. For example, if the Fund purchases a participation instead of an assignment, it would not have direct access to collateral of the borrower. As a result, a floating-rate loan may not be fully  collateralized and can decline significantly in value. Additionally, collateral on loan instruments may not be readily liquidated, and there is no assurance that the liquidation of such assets will satisfy a borrower’s obligations under the investment.

Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate a loan to presently existing or future indebtedness of the borrower, or take other action detrimental to the holders of a loan including, in certain circumstances, invalidating a loan or causing interest previously paid to be refunded to the borrower. Any such actions by a court could negatively affect the Fund’s performance. Loans that are secured and senior to other debt holders of a borrower tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. Due to their lower place in the borrower’s capital structure and, in some cases, their unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower.

Investing in loans involves the risk of default in the payment of interest or principal by the borrower or other party obligated to repay the loan, which would result in a reduction of income to the Fund or in other losses and a potential decrease in the Fund’s  NAV. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. In the event of insolvency of the borrower or other obligated party, the Fund may be treated as a general creditor of such entity unless it has rights that are senior to that of other creditors or secured by specific collateral or assets of the borrower. Fixed rate loans are also subject to the risk that their value will decline in a rising interest rate environment. This risk is mitigated for floating-rate loans, where the interest rate payable on the loan resets periodically by reference to a base lending rate.

Loans that are rated below investment grade are also subject to the risks of other below investment grade securities. Because loans in which the Fund may invest could rank lower in priority of payment to senior loans, they present greater degree of investment risk due to the fact that the cash flow or other property of the borrower securing the loan may be insufficient to meet scheduled payments after meeting the senior secured payment obligations of the borrower. These loans may also exhibit greater price volatility as well.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. The typical practice of a lender in relying exclusively or primarily on reports from the borrower may involve the risk of fraud, misrepresentation, or market manipulation by the borrower. It is unclear whether U.S. federal securities laws protections are available to an investment in a loan. In certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws. However, contractual provisions in the loan documents may offer some protections, and lenders may also avail themselves of common-law fraud protections under applicable state law.

First Lien Senior Secured Loans, Second Lien Senior Secured Loans and Unitranche Debt Risks

When the Fund invests, directly or indirectly, in first lien senior secured loans, second lien senior secured loans, and unitranche debt of portfolio companies, the Fund will generally seek to take a security interest in the available assets of those portfolio companies, including the equity interests of the portfolio companies’ subsidiaries. There is a risk that the collateral securing these loans may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. To the extent a debt investment is collateralized by the securities of a portfolio company’s subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the portfolio company. Also, in some circumstances, the Fund’s lien may be contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Loans that are under- collateralized involve a greater risk of loss. Consequently, the fact that a loan is secured does not guarantee that the Fund will receive principal and interest payments according to the loan’s terms, or at all, or that the Fund will be able to collect on the loan should the remedies be enforced. Finally, particularly with respect to a unitranche debt structure, unitranche debt will generally have higher leverage levels than a standard first lien term loan.

Mezzanine Investments Risk

Mezzanine investments are subordinated debt securities that receive payments of interest and principal after other more senior security holders are paid. Mezzanine investments generally are rated below investment grade and frequently are unrated and present many of the same risks as senior loans and non-investment grade bonds. However, unlike senior loans, mezzanine investments are not a senior or secondary secured obligation of the related borrower. They typically are the most subordinated debt obligation in an issuer’s capital structure. Mezzanine investments also may often be unsecured. Mezzanine investments therefore are subject to the additional risk that the cash flow of the related borrower and the property securing the loan may be insufficient to repay as scheduled after giving effect to any senior obligations of the related borrower. Mezzanine investments are also expected to be a highly illiquid investment. Mezzanine investments will be subject to certain additional risks to the extent that such loans may not be protected by financial covenants or limitations upon additional indebtedness. Investment in mezzanine investments is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of debt obligations.

Investment in Middle Market Companies Risk

The Fund plans to invest in debt of lower middle market companies. Investing in middle market companies involves a number of significant risks. Such companies may: have limited financial resources and may be unable to meet their obligations under their debt securities that the Fund holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Fund realizing any guarantees the Fund may have obtained in connection with its investment; typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns; are more likely to depend on the management talents and efforts of a small group of persons such that, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the stability of the company and their ability to repay their debts; generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Corporate Debt Obligations Risk

Corporate debt obligations are fixed-income securities issued by private corporations. The investment return of corporate debt obligations reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument or at all. Debtholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder.

Distressed and Defaulted Securities Risk

Distressed and defaulted securities are speculative and involve substantial risks in addition to the risks of investing in high yield securities. The Fund will generally not receive interest payments on the distressed securities and the repayment of principal may also be at risk. These securities may present a substantial risk of default or may be in default at the time of investment. The repayment of defaulted securities is also subject to significant uncertainties. The Fund may incur substantial expenses in seeking recovery upon a default in the payment of principal of or interest on its portfolio holdings. If the portfolio company is forced to reorganize or liquidate, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Duration Risk

The average duration of a portfolio of fixed-income securities represents its exposure to changing interest rates. For example, when the level of interest rates increases by 1%, a fixed-income security having a positive duration of four years generally will decrease in value by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration.

High Yield Securities Risk

Fixed-income securities that are not investment grade are commonly referred to as “junk bonds” or high yield, high risk securities. These securities generally offer a higher yield than higher rated securities (including those of a similar maturity), but they carry a greater degree of risk, including substantial credit and default risks. High yield securities are subject to greater risk of loss (including substantial or total loss) of income and principal than higher rated securities and are considered speculative by the major credit rating agencies because of increased credit risk relative to higher rated fixed income investments. High yield securities are also subject to other increased risks, including greater sensitivity to real or perceived economic changes, increased price volatility, valuation difficulties, lack of a regular trading market and greater potential illiquidity. High yield securities are particularly susceptible to default risk during periods of adverse market, industry or economic conditions or issuer-specific developments and a high yield security may lose significant value before a default occurs. In the event of a default, the Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer.

In addition, the Fund’s investments in high yield securities are subject to the risk of subordination to other creditors. Accordingly, in the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of holders of these securities, leaving few or no assets available to repay high yield securities holders, such as the Fund. High yield securities may be issued by companies that are restructuring, are smaller and less  creditworthy or are more highly leveraged or indebted than other companies or are financially distressed. This means that they typically have more difficulty making scheduled payments of principal and interest and a higher risk of non-payment. An issuer’s ability to pay its debt obligations may also be reduced by financial stress, specific issuer developments or the unavailability of additional financing. Changes in the value of and income from high yield securities are typically influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities.

In addition, high yield securities are subject to increased call risk, also known as prepayment risk, which is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons(e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment (including any premiums paid) or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

In recent years, there has been a broad trend of weaker or less restrictive covenant protections in the high yield market. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing high yield securities, increase the claims against assets that are permitted against collateral securing high yield securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file or provide less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the high yield securities issued by such borrowers. Each of these factors might negatively impact the high yield securities held by the Fund.

Syndications and/or Transfer of Debt Instruments Risk

The Fund indirectly will originate and/or acquire loans and other assets. The Fund may also, from time to time, purchase loans or other assets (including participation interests or other indirect economic interests) that have been originated by one or more other accounts or from other unaffiliated parties and/or trading in the secondary market. The Fund expects to originate or purchase such debt assets in certain circumstances with the intent of syndicating and/or otherwise transferring or offering to transfer a significant portion thereof (including, without limitation, corresponding portions of outstanding principal and future interest, and a corresponding amount of unamortized fees), including to one or more other accounts. In such instances, the Fund will bear the risk of any decline in value prior to any syndication and/or other transfer to other accounts or third parties, as well as the risk of inability to syndicate or otherwise transfer such loans or other assets or such amount thereof as originally intended (and including as a result of any such loans not being approved by such independent committee of certain other accounts to which they are offered, if applicable), which could result in the Fund owning a greater interest than originally anticipated.

Asset-Backed Securities Risk

Asset-backed securities apply the securitization techniques used to develop mortgage-backed securities to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are pooled and securitized in pass-through structures similar to pass-through structures developed with respect to mortgage securitizations. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments (i.e., when a borrower pays back the principal of a debt obligation earlier than expected). Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates, although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

The Fund may invest in other asset-backed or similarly structured securities, such as collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”), and collateralized loan obligations (“CLOs”) These investments are subject to many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk, and are also subject to additional risks, including  but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly. Investments in CDOs, CBOs and CLOs are also subject to risks particular to their respective asset class and structure.

For example, because CLOs are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investing in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches. In addition, the Fund’s investments in CLOs may decrease in market value when the CLO’s assets experience loan defaults or credit impairment, losses that exceed the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class. CDOs are structured similarly to CLOs and bear many of the same risks as CLOs as well as additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities), synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.

Securitized Transactions Risk

The Fund expects to invest in various securitized transactions and related securities. Securities issued in securitized transactions present risks similar to other credit investments, including default (credit), interest rate and prepayment risks. In addition, securitized vehicles in which the Fund expects to invest, such as CLOs, are typically governed by a complex series of legal documents and contracts, which increases the possibility of disputes over the interpretation and enforceability of such documents. For example, some documents governing the loans underlying the Fund’s investments may allow for “priming transactions,” in connection with which majority lenders or debtors can amend loan documents to the detriment of other lenders, amend loan documents in order to move collateral, or amend documents in order to facilitate capital outflow to other parties/subsidiaries in a capital structure, any of which may adversely affect the rights and security priority of the Fund’s investment. In addition, a collateral manager or trustee of a securitized vehicle may not properly carry out its duties, potentially resulting in loss to such vehicle and thereby, the Fund. Any leveraged vehicles in which the Fund invests are also subject to leverage risk.

Mortgage Loan Risk

The Fund may originate and selectively acquire loans secured by a first mortgage lien which are subject to risks of delinquency, foreclosure and loss. In addition, certain of the mortgage loans in which the Fund invests may be structured so that all or a substantial portion of the principal will not be paid until maturity, which increases the risk of default at that time. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. In the event of any default under a mortgage loan held directly by the Fund, it will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage loan, which could have a material adverse effect on the profitability of the Fund.

Leverage Risk

The use of leverage, such as borrowing money to purchase securities, by the Fund will magnify the Fund’s gains or losses. The use of leverage via short selling and short positions in futures contracts will also magnify the Fund’s gains or losses. Generally, the use of leverage also will cause the Fund to have higher expenses (especially interest and/or short selling-related dividend expenses) than those of funds that do not use such techniques. In addition, a lender to the Fund may terminate or refuse to renew any credit facility. If the Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may further depress the returns of the Fund. The Fund’s use of leverage can produce “unrelated business taxable income”, which can pose a meaningful problem for tax-exempt Shareholders.

Emerging Markets Risk

The Fund may invest a portion of its assets in the securities of issuers located in emerging market countries (less developed countries located outside of the United States). Investing in securities of issuers, including governments, located in “emerging market” countries (less developed countries located outside of the United States) involves not only the risks with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value, and emerging markets may experience periods of market illiquidity. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws and differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could expose the fund to risks beyond those generally encountered in developed countries. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Derivatives Risk

The Fund may, but is not required to, use derivatives and other similar instruments for hedging purposes. Derivative instruments used by the Fund will be counted towards the Fund’s exposure in the types of securities listed herein to the extent they have economic characteristics similar to such securities. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. Derivatives and other similar instruments that create synthetic exposure often are subject to risks similar to those of the underlying asset or instrument and may be subject to additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Although the Adviser and/or Sub-Advisers seek to use derivatives to further the Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Fund  may use include:

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. While the value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund’s initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which  the Fund has open positions in the futures contract.

Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument, foreign currency or contract, such as a swap agreement or futures contract, on the underlying instrument or foreign currency at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument, swap, foreign currency, or futures contract on the underlying instrument or foreign currency at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the  counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and  the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Investments in foreign currency options may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser and/or Sub-Advisers expect. There is a risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other applicable foreign currency. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and foreign investment generally. Unanticipated changes in currency prices may result in losses to the Fund and poorer overall performance for the Fund than if it had not entered into such contracts. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges.

Foreign currency options contracts may be used for hedging purposes in pursuing the Fund’s investment objective. There is no assurance that the Adviser’s and/or Sub-Advisers’ use of currency derivatives will benefit the Fund or that they will be, or can be, used at appropriate times.

Swaps. The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund’s ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Certain swaps have begun trading on exchanges or swap execution facilities. Exchange trading is expected to increase liquidity of swaps trading. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing of certain standardized swap transactions. Swaps subject to mandatory central clearing must be traded on an exchange or swap execution facility unless no exchange or swap execution facility “makes the swap available to trade.” The Fund may pay fees or incur costs each time it enters into, amends or terminates a swap agreement.

The Fund’s use of swaps may include those based on the credit of an underlying security, commonly referred to as “credit default swaps.” Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third-party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of the issuer of the referenced debt obligation.

Reverse Repurchase Agreements Risk

Under a reverse repurchase agreement, the Fund sells a security and promises to repurchase that security at an agreed-upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. Reverse repurchase agreements may be entered into for, among other things, obtaining leverage, facilitating short-term liquidity or when the Adviser and/or Sub-Advisers expect that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.  Reverse repurchase agreements may be viewed as a speculative form of borrowing called leveraging. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund.

In addition, the use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Exchange-Traded Funds Risk

ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. ETF shares can trade at either a discount or premium to the ETF’s NAV per share. If an ETF held by the Fund trades at a discount to NAV, the Fund could lose money even if the securities in which the ETF invests go up in value. There can be no assurances that an ETF’s investment objectives will be achieved, and ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including management or other fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Risks Relating to Secondary Market Transactions

The Fund may, on occasion, acquire loans in the secondary market. In many cases, the economic, financial and other information available to and used by the Adviser in selecting and structuring such secondary investments may be incomplete or unreliable. Valuations of secondary investments may be difficult since there generally will be no established market for such interests. The Fund may not have the opportunity to negotiate the terms of secondary investments, including any special rights and privileges. Moreover, the purchase price of secondary investments will be subject to negotiation with the sellers of such interests and may, in certain cases, include the Fund’s assumption of certain contingent liabilities resulting from activity that transpired prior to the secondary investment. The overall performance of a secondary investment will depend in part on the accuracy of the information available to the Adviser, the acquisition price paid by the Fund for such secondary investment and the structure of such acquisitions and the Fund’s ultimate exposure to any assumed liabilities.

Underlying Private Funds Risk

Securities of the Underlying Private Funds, as well as the underlying companies in which the Underlying Private Funds invest, tend to be more illiquid and highly speculative. The Fund may invest in Underlying Private Funds that are general or limited partnerships. Partnership units may be less liquid than publicly traded common stock. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership, giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification. Additionally, the regulatory environment for private investment funds continues to evolve, and changes in the regulation of private investment funds may adversely affect the value of the Fund’s investments and the ability of the Fund to implement its investment strategy (including the use of leverage). The financial services industry generally and the activities of private investment funds and their investment advisers, in particular, have been the subject of increasing legislative and regulatory scrutiny. Such scrutiny may increase the Fund’s and/or the Adviser’s legal, compliance, administrative and other related burdens and costs as well as regulatory oversight or involvement in the Fund and/or the Adviser’s business. There can be no assurances that the Fund or the Adviser will not in the future be subject to regulatory review or discipline. The effects of any regulatory changes or developments on the Fund may affect the manner in which it is managed and may be substantial and adverse. An Underlying Private Fund may, among other things, terminate the Fund’s interest in that Underlying Private Fund (causing a forfeiture of all or a portion of such interest) if the Fund fails to satisfy any capital call by that Underlying Private Fund or if the continued participation of the Fund in the Underlying Private Fund would have a material adverse effect on the Underlying Private Fund or its assets.

Secondary Investments Risk

Secondary Investments include the growing general partner led secondary market, which has evolved toward sales of a portion of a portfolio, or a specific asset, and continuation vehicles with general partners structuring a vehicle that allows for continued participation in the growth of the remaining assets, or a specific asset, beyond an Underlying Private Fund’s traditional exit time frame. Secondary Investments may also include newly established Underlying Private Funds that are fully funded at the time of the Fund’s acquisition. Secondary Investments may be acquired at a discount to an Underlying Private Fund’s NAV. As a result, Secondary Investments acquired at a discount may result in unrealized gains at the time the Fund next calculates its daily NAV, since any such discounted Secondary Investment will be marked to its NAV, which may be a price that is higher than its acquisition cost. If such unrealized gains are realized upon the Fund’s disposition of Secondary Investments, the Fund may generate distributable gains that are taxable to shareholders. Accordingly, the overall performance and NAV of the Fund may be significantly impacted by the acquisition price paid by the Fund for its Secondary Investments, which may be negotiated based on incomplete or imperfect information. There is a risk that investors exiting an Underlying Private Fund through a secondary transaction may possess superior knowledge regarding the value of their investment, and the Fund may pay more for a Secondary Investment than it would have if it were also privy to such information. Certain Secondary Investments may be purchased as a portfolio, and in such cases the Fund may not be able to carve out from such purchases those investments that the Adviser considers (for commercial, tax, legal or other reasons) less attractive. Where the Fund acquires a Secondary Investment in an Underlying Private Fund, the Fund will generally not have the ability to modify or amend such Underlying Private Fund’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to Secondary Investments may be greater than those relating to primary investments. Where the Fund acquires a Secondary Investment in an Underlying Private Fund, the Fund may acquire contingent liabilities associated with such interest. Specifically, where the seller has received distributions of the relevant Secondary Investments and, subsequently, the Underlying Private Fund recalls any portion of such distributions, the Fund (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions to such Underlying Private Fund. While the Fund may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the Underlying Private Fund, there can be no assurance that the Fund would have such right or prevail in any such claim. The Fund may acquire Secondary Investments as a member of a purchasing syndicate, in which case the Fund may be exposed to additional risks including, among other things: (i) counterparty risk, (ii) reputation risk, (iii) breach of confidentiality by a syndicate member, and (iv) execution risk. Because Secondary Investments are generally made when an Underlying Private Fund has exited its initial investment period (typically three to seven years after the Underlying Private Fund commences operations) and has deployed a significant portion of its capital into portfolio companies, Secondary Investments are viewed as more mature investments with greater certainty of portfolio construction and better visibility to the timing of future expected cash flows.

POTENTIAL CONFLICTS OF INTEREST

The following actual or potential conflicts of interest should be considered by prospective holders of the Fund’s Shares before making an investment in the Shares. As further described below, conflicts of interest will arise whenever Morgan Stanley has an actual or perceived economic or other incentive in its management of client assets, including the Fund, to act in a way that benefits Morgan Stanley. Conflicts will result, for example (to the extent permitted under applicable law, the Fund’s organizational documents and the Prospectus): (i) when the Adviser and/or Sub-Advisers cause the Fund to purchase an investment product, such as interests in a mutual fund, a structured product, a separately managed account or interests in investment vehicles, issued or managed by Morgan Stanley; (ii) when a Morgan Stanley entity is engaged to provide services, including, but not limited to, trade execution and trading clearing, on behalf of the Fund; or (iii) when Morgan Stanley receives payment or a benefit as a result of the Adviser and/or Sub-Advisers investing the assets of the Fund in a company or an investment product. Other conflicts will result because of the relationship that Morgan Stanley has with other clients or when Morgan Stanley acts for its own account, as further described in detail below. As the Fund’s investment program develops over time, an investment in the Fund will likely be subject to additional and different risks and potential conflicts of interest. Morgan Stanley and the Fund have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

The matters considered in this “Potential Conflicts of Interest” section should be considered along with other matters discussed elsewhere in the Prospectus, including the Risks set forth above.

Morgan Stanley provides a broad array of discretionary and non-discretionary investment management services and products for institutional accounts and individual investors. In addition, Morgan Stanley is a diversified global financial services firm that engages in a broad spectrum of activities including financial advisory services, asset management activities, sponsoring and managing private investment funds, engaging in broker-dealer transactions and other activities. Investors should be aware that there will be occasions when Morgan Stanley may encounter potential conflicts of interest in connection with its investment management services.

Other Accounts

In addition to responsibilities with respect to the management and investment activities of the Fund, the Adviser, Sub-Advisers and/or their affiliates may have similar responsibilities with respect to various other existing and future pooled investment vehicles and client accounts. Such other private investment funds, registered investment companies and any other existing or future pooled investment vehicles and separately managed accounts advised or managed by the Adviser, Sub-Advisers or any of their affiliates are referred to in this Prospectus collectively as the “Other Accounts.” The existence of such multiple vehicles and accounts necessarily creates a number of potential conflicts of interest.

Investment Activities of the Funds and Other Accounts

In the course of providing investment advisory or other services to Other Accounts, the Adviser, Sub-Advisers and/or their affiliates might come into possession of material, nonpublic information that affects the Adviser’s and/or Sub-Advisers’ ability to buy, sell or hold Fund investments. In addition, affiliates of the Adviser and/or Sub-Advisers might own, and effect transactions in, securities of companies which the Adviser, Sub-Advisers and/or their affiliates cover in investment research materials or to whom affiliates of the Adviser and/or Sub-Advisers provide investment banking services or make a market in such securities, or in which the Adviser, Sub-Advisers, their affiliates and their respective shareholders, members, managers, partners, directors, officers and employees have positions of influence or financial interests. As a result, such persons might possess information relating to such securities that is not known to the individuals of the Adviser and/or Sub-Advisers responsible for managing the Fund’s investments, or might be subject to confidentiality or other restrictions by law, contract or internal procedures.

The terms under which the Adviser, Sub-Advisers and their affiliates provide management and other services to Other Accounts may differ significantly from those applicable to the Fund. In particular, arrangements with certain Other Accounts might provide for the Adviser, Sub-Advisers and their affiliates to receive fees that are higher than the Advisory Fees payable by Shareholders of the Fund. The Adviser and Sub-Advisers do not receive performance-based compensation in respect of their investment management activities on behalf of the Fund, but may simultaneously manage Other Accounts for which the Adviser and/or Sub-Advisers receive greater fees or other compensation (including performance-based fees or allocations) than they receive in respect of the Fund, which may create a conflict of interest.

Potential conflicts also may arise due to the fact that certain securities or instruments may be held in some Other Accounts but not in the Fund, or certain Other Accounts may have different levels of holdings in certain securities or instruments than those of the Fund. In addition, the Adviser, Sub-Advisers or their affiliates may give advice or take action with respect to the investments of one or more Other Accounts that may not be given or taken with respect to the Fund or Other Accounts with similar investment programs, objectives, and strategies. Accordingly, the Fund and Other Accounts with similar strategies may not hold the same securities or instruments or achieve the same performance. The Adviser, Sub-Advisers and their affiliates also may advise Other Accounts with conflicting programs, objectives or strategies. Different clients, including funds advised by the Adviser, Sub-Advisers or an affiliate, may invest in different classes of securities of the same issuer, depending on the respective client’s investment objectives and policies. As a result, the Adviser, Sub-Advisers and its affiliates may at times seek to satisfy their fiduciary obligations to certain Other Accounts owning one class of securities of a particular issuer by pursuing or enforcing rights on behalf of such Other Accounts with respect to such class of securities, and those activities may have an adverse effect on the Fund or certain Other Accounts, which may own a different class of securities of such issuer.

Allocation of Investment Opportunities between Funds and Other Accounts

The Adviser and Sub-Advisers expect to conduct the Fund’s investment program in a manner that is similar to the investment programs of certain of the Other Accounts, particularly where the investment objectives and policies of Other Accounts overlap (in whole or in part) with those of the Fund. However, there are or are expected to be differences among the Fund and the Other Accounts with respect to investment objectives, investment strategies, investment parameters and restrictions, portfolio management personnel, tax considerations, liquidity considerations, legal and/or regulatory considerations, asset levels, timing and size of investor capital contributions and withdrawals, cash flow considerations, available cash, market conditions and other criteria deemed relevant by the Adviser, Sub-Advisers and their affiliates (the nature and extent of the differences will vary from fund to fund). Furthermore, the Adviser and/or Sub-Advisers may manage or advise multiple Accounts (including Other Accounts in which Morgan Stanley and its personnel have an interest) that have investment objectives that are similar to the Fund and that may seek to make investments or sell investments in the same securities or other instruments, sectors or strategies as the Fund. This creates potential conflicts, particularly in circumstances where the availability of such investment opportunities is limited.

Notwithstanding these differences, there may be circumstances where the Fund and all Other Accounts participate in parallel investment transactions at the same time and on the same terms. The Adviser and Sub-Advisers seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and any Other Account. To the extent that the Adviser and/or Sub-Advisers seek to acquire the same security at the same time for more than one client account, it may not be possible to acquire a sufficiently large quantity of the security, or the price at which the security is obtained for clients may vary. Similarly, clients may not be able to obtain the same price for, or as large an execution of, an order to sell a particular security when the Adviser and/or Sub-Advisers are trading for more than one account at the same time. If the Adviser and/or Sub-Advisers manage accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser and/or Sub-Advisers could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

Transactions with Affiliates

The Adviser and Sub-Advisers might purchase securities from underwriters or placement agents in which an affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. The Adviser and Sub-Advisers will not purchase securities on behalf of the Fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by the Adviser and Sub-Advisers on behalf of the Fund from an affiliate acting as a placement agent must meet the requirements of applicable law.

Furthermore, Morgan Stanley may face conflicts of interest when the Fund uses service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.

Relationship with the Fund and Portfolio Companies

From time to time Morgan Stanley also has relationships with, and represents, investors that have invested in or wish to invest in companies in which the Fund invests or will invest. In addition, Morgan Stanley will from time to time represent, or provide acquisition financing to, a client competing with the Fund for an investment in a company. In providing services to its clients, Morgan Stanley from time to time recommends activities that compete with or otherwise adversely affect the Fund or the Fund’s investments. In addition, as a result of Morgan Stanley’s various other businesses and clients, Morgan Stanley from time to time comes into possession of information about certain markets and investments, some of which is material, non-public or confidential information of particular issuers or the securities of such issuers, which, at times, will limit the Adviser’s and/or Sub-Advisers’ ability to dispose of or retain or increase interests in investments held by the Fund or acquire certain investments on behalf of the Fund until the information has been publicly disclosed or is no longer deemed material. Morgan Stanley also from time to time becomes subject to contractual “stand-still” obligations and/or confidentiality obligations that restrict the Adviser’s and/or Sub-Advisers’ ability to trade in certain investments on behalf of the Fund. These limited abilities to trade investments could materially adversely affect the investment results of the Fund. In addition, Morgan Stanley’s internal information barriers that are designed to prevent the flow of certain types of information, including material, non-public, confidential information, from one area or part of Morgan Stanley to another area or group thereof, restrict the Adviser’s and/or Sub-Advisers’ ability to access information even when such information would be relevant to its management of the Fund and/or its management of the Fund’s investments or potential investments. Therefore, affiliates of the Adviser and/or Sub-Advisers can trade differently from the Fund potentially based on information not available to the Adviser and/or Sub-Advisers. It should be also recognized that, under certain circumstances, Morgan Stanley internal policies or identified actual or potential conflicts arising from such relationships will preclude the Fund from engaging in certain transactions, constrain the Fund’s investment flexibility and/or require the Fund to dispose of an investment sooner or later than desired.

For the foregoing reasons, among others, the Adviser and Sub-Advisers will from time to time have a conflict of interest between acting in the best interests of the Fund and such other accounts managed by Morgan Stanley and/or the Adviser, Sub-Advisers or their affiliates, principals or employees.

Investments in Different Classes and Issuer’s Capital Structure

A conflict could arise when one or more other accounts managed by Morgan Stanley, the Adviser, Sub-Advisers or their affiliates (collectively, the “Morgan Stanley Accounts”) directly or indirectly invest in different instruments or classes of securities of the same issuer than those in which the Fund invests. In certain circumstances, one or more Morgan Stanley Accounts will have different investment objectives and could pursue or enforce rights with respect to a particular issuer in which the Fund has invested, and those activities could have an adverse effect on the Fund. For example, an issuer in which the Fund invests may use the proceeds of the Fund’s investment to refinance or reorganize its capital structure which could result in repayment of debt held by a Morgan Stanley Account. If the issuer performs poorly following such refinancing or reorganization, the Fund’s results will suffer whereas the other client’s performance will not be affected because such client no longer has an investment in the issuer. In addition, the Fund, along with Morgan Stanley Accounts, may pursue or enforce rights with respect to a particular issuer, or the Adviser, Sub-Advisers and/or Morgan Stanley may pursue or enforce rights with respect to a particular issuer on behalf of the Fund or Morgan Stanley Accounts. The Fund could be negatively impacted by the activities by or on behalf of such Morgan Stanley Accounts, and transactions for the Fund could be impaired or effected at prices or terms that are less favorable than would otherwise have been the case had a particular course of action with respect to the issuer of the securities not been pursued with respect to such Morgan Stanley Accounts. These conflicts are magnified with respect to issuers that become insolvent. Furthermore, it is possible that in connection with an insolvency, bankruptcy, reorganization, or similar proceeding the Fund will be limited (by applicable law, courts or otherwise) in the positions or actions it will be permitted to take due to other interests held or actions or positions taken by Morgan Stanley, or Morgan Stanley Accounts. Finally, in certain instances, personnel of Morgan Stanley may obtain information about the issuer that is material to the management of Morgan Stanley Accounts and that will at times limit the ability of personnel of the Adviser and/or Sub-Advisers to buy or sell securities of the issuer on behalf of the Fund.

The results of the investment activities of the Fund may differ significantly from the results achieved by Morgan Stanley for the Morgan Stanley Accounts or for its own account. The Adviser and Sub-Advisers will manage the Fund in accordance with their respective investment objectives and guidelines; however, Morgan Stanley advisers outside of the Adviser and Sub-Advisers will from time to time give advice and take action with respect to any current or future Morgan Stanley Accounts that competes or conflicts with the advice the Adviser and/or Sub-Advisers give to the Fund or its other clients, including with respect to the timing or nature of actions relating to certain investments (including, without limitation, advising or having Morgan Stanley Accounts engage in short sales of securities or instruments issued by companies in which the Fund has invested). The Adviser and Sub-Advisers may also make different investment recommendations or decisions among its clients depending on specific requirements or factors applicable to such clients, including investment guidelines, objectives, size, geographical limitations, risk profile and capital available. Future investment activities by Morgan Stanley on behalf of Morgan Stanley Accounts, will likely give rise to additional conflicts of interest and demands on the Adviser’s and Sub-Advisers’ time and resources.

MANAGEMENT OF THE FUND

General

The Fund’s Board of Trustees provides broad oversight over the Adviser’s and Sub-Advisers’ implementation of the Fund’s operations and affairs. A majority of the Fund’s Board of Trustees is comprised of persons who are independent trustees.

Morgan Stanley Investment Management Inc. (“MSIM”) serves as the Fund’s Adviser. The Adviser is an affiliate of Morgan Stanley. Morgan Stanley is a premier global financial services firm with leading market positions in investment banking, research and capital markets, and asset management services. Morgan Stanley has one of the largest global asset management organizations of any full-service securities firm, with total assets under management and supervision as of December 31, 2025 of approximately U.S. $1.9 trillion for a large and diversified group of corporations, governments, financial institutions, and individuals.

The day-to-day portfolio management, short-term cash management and operations of the Fund are the responsibility of [ ], subject to oversight by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Adviser allocates the Fund’s assets, determines which investments should be purchased, sold or exchanged and will implement such decisions in a manner consistent with the Fund’s investment objective. In managing the Fund, the Adviser expects to source potential investment opportunities from across MSIM’s credit teams. The Fund’s portfolio management team includes both credit investment professionals and asset allocation specialists. In selecting the Fund’s investments, the Fund’s portfolio managers will evaluate investment opportunities sourced from throughout the organization and dynamically allocate across public and private credit asset classes.

It is also expected that the Fund will enter into arrangements with one or more affiliates of the Adviser and/or Sub-Advisers pursuant to which such affiliates will refer to the Fund investment opportunities that meet certain specified criteria for potential investment by the Fund, subject to the discretion of the Adviser and/or Sub-Advisers, as applicable. The Adviser and/or Sub-Advisers may, in their discretion, cause the Fund to invest in such investment opportunities.

A discussion of the factors considered by the Fund’s Board of Trustees in approving the Investment Advisory Agreement will be available in the first report to Shareholders after the Commencement of Operations.

The Adviser currently serves, and may in the future serve, as an investment adviser and/or sub-adviser of other registered and unregistered private investment companies. The offices of the Adviser are located at 1585 Broadway, New York, NY 10036, and its telephone number is (212) 761-4000.

Sub-Advisers

The Adviser has entered into a sub-advisory agreement with each of MS Capital Partners Adviser Inc. and Morgan Stanley Investment Management Limited (“Sub-Advisory Agreements”), each an affiliate of the Adviser, to serve as sub-advisers to the Fund (each a “Sub-Adviser” and collectively, the “Sub-Advisers”), pursuant to which these affiliated sub-advisers may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Fund.

The only fees payable to the Sub-Advisers under the Sub-Advisory Agreements are for providing discretionary investment management services. For such services, MSIM will pay each Sub-Adviser a fee out of any Advisory Fees collected from the Fund by MSIM.

Management Team

The personnel of the Adviser principally responsible for management of the Fund are experienced and educated investment professionals with extensive experience in public and private credit investments. The Adviser’s personnel have extensive experience and expertise in directly managing alternative investment strategies. The Adviser believes that this combination of evaluation expertise and direct investment experience enables it to understand the opportunities and risks associated with investing in a range of public and private credit instruments. The personnel of the Adviser who have primary responsibility for management of the Fund include IC members and dedicated portfolio managers, a group that collectively brings both deep investing and operating experience to the Fund, as follows:

Jim Caron - Managing Director, IC Member

Jim Caron is the Chief Investment Officer of the Portfolio Solutions Group at MSIM. Prior to his current role, he was a portfolio manager and head of global macro strategies on the Fixed Income Team. He joined Morgan Stanley in 2006 and began his career in the investment industry in 1992. Prior to this role, Jim held the position of Global Head of Interest Rates, Foreign Exchange, and Emerging Markets Strategy with Morgan Stanley Research. Previously, he was a director at Merrill Lynch where he headed the U.S. Interest Rate Strategy Group. Prior to that, Jim held various trading positions in rates and option products. He earned a B.A. in physics from Bowdoin College, a B.S. in aeronautical engineering from the California Institute of Technology, and an M.B.A. from New York University.

Joshua Myers - Executive Director, Portfolio Manager

Joshua is an executive director in the Portfolio Solutions Group at MSIM, based in New York. He is responsible for the U.S. Investment Selection team and has 16 years of industry experience. He focuses on private and public credit and real assets and is a member of the Real Assets Investment Committee. In his current role, Joshua is responsible for originating, underwriting, and investing in opportunities across private credit and real assets through various structures, including commingled funds, co-investments, and secondaries. He additionally assists with research, allocation, and manager selection decisions for public fixed income. Prior to joining the firm in 2021, he managed several portfolios of commercial real estate (CRE) debt at Good Hill Partners, a credit-focused hedge fund firm. There he was responsible for investing over $500 million in public and private CRE debt across absolute return and liquid managed account mandates. He has extensive credit analysis, portfolio management, and risk management experience across CMBS conduit, SASB, public and private mezzanine loans, and CRE-related equities and corporate debt involving all property types. Earlier in his career at Good Hill, Joshua also served as a corporate high yield bond and bank debt analyst. Joshua began his career at Neuberger Berman, where he was involved in the construction and management of hedge fund portfolios for large institutional investors. There, he covered all asset classes and specialized in structured credit, including CRE debt. Joshua received a B.S. in Finance, magna cum laude, from New York University Leonard N. Stern School of Business.

Nick Di Giampasquale - Executive Director, Portfolio Manager

Nick is an Executive Director in the Portfolio Solutions Group at MSIM, based in London. Within the Investment Selection team, he focuses on private credit and leveraged finance. He has 14 years of industry experience. Prior to joining the firm in 2015, Nick was an analyst for Mercer Investment Management where he was involved in the construction of alternatives portfolios for large institutional investors with a primary focus on private credit, private equity, real assets and hedge funds. Nick received a first class MEng in Mechanical Engineering from the University of Nottingham, U.K. He holds the Chartered Financial Analyst and Chartered Alternatives Investment Analyst designations.

The dedicated portfolio managers of PSG manage the Fund’s investments subject to the oversight of the IC.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Shares in the Fund.

The Adviser is an affiliate of Morgan Stanley. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The firm has relationships with many users and providers of capital, and the Adviser has access to the firm’s talent, ideas, unique opportunities and resources. Morgan Stanley has one of the largest global asset management organizations of any full-service securities firm, with total assets under management and supervision as of December 31, 2025 of approximately $1.9 trillion for a large and diversified group of corporations, governments, financial institutions and individuals. Morgan Stanley serves many interests in addition to the Fund, which creates certain risks and possibilities of adverse effects on investors in the Fund. See “Potential Conflicts of Interest.”

INVESTMENT ADVISORY AGREEMENT

In consideration of the advisory services provided by the Adviser, the Fund pays the Adviser a monthly advisory fee at an annual rate of 1.00% based on the value of the Fund’s net assets calculated and accrued daily (the “Advisory Fee”). For purposes of determining the Advisory Fee payable to the Adviser, the value of the Fund’s net assets will be calculated prior to the inclusion of the Advisory Fee payable to the Adviser or to any purchases or repurchases of Shares of the Fund or any distributions by the Fund. The Adviser has contractually agreed to waive its Advisory Fee for twelve (12) months from Commencement of Operations (the “Fee Waiver Agreement”). Unless otherwise extended by agreement between the Fund and the Adviser, the Advisory Fee payable by the Fund twelve (12) months after the Commencement of Operations will be at the annual rate of 1.00%. The reduction of the Advisory Fee under the Fee Waiver Agreement is not subject to recoupment by the Adviser under the Expense Limitation Agreement, described below. The Adviser pays a sub-advisory fee to the Sub-Advisers out of the Advisory Fee.

For purposes of determining the Advisory Fee payable to the Adviser, the value of the Fund’s net assets will be calculated prior to the inclusion of the Advisory Fee payable to the Adviser or to any purchases or repurchases of Shares of the Fund or any distributions by the Fund. The Advisory Fee will be payable in arrears within 5 business days after the completion of the net asset value computation for the quarter. The Advisory Fee is paid to the Adviser out of the Fund’s assets and, therefore, decreases the net profits or increases the net losses of the Fund.

The services of all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. The Fund bears all other costs and expenses of its operations and transactions as set forth in its Investment Advisory Agreement with the Adviser (the “Investment Advisory Agreement”).

In addition to the fees and expenses to be paid by the Fund under the Investment Advisory Agreement, the Adviser and its affiliates will be entitled to reimbursement by the Fund of the Adviser’s and its affiliates’ cost of providing the Fund with certain non-advisory services. If persons associated with the Adviser or any of its affiliates, including persons who are officers of the Fund, provide accounting, legal, clerical, compliance or administrative and similar oversight services to the Fund at the request of the Fund, the Fund will reimburse the Adviser and its affiliates for their costs in providing such accounting, legal, clerical, compliance or administrative and similar oversight services to the Fund (which costs may include an allocation of overhead including rent and the allocable portion of the salaries and benefits of the relevant persons and their respective staffs, including travel expenses), using a methodology for determining costs approved by the Board.

NET ASSET VALUE

The Fund will calculate the net asset value of each class of Shares as of the close of business on each business day and at such other times as the Board shall determine (each, a “Determination Date”). In determining its net asset value, the Fund will value its investments as of the relevant Determination Date. The net asset value of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund (including the net asset value of each class of Shares, including interest accrued but not yet received), less all of its liabilities (including accrued fees and expenses, dividends payable and any borrowings of the Fund), each determined as of the relevant Determination Date. The net asset values of Class S Shares, Class D Shares and Class I Shares will be calculated separately based on the fees and expenses applicable to each class. It is expected that the net asset value of Class S Shares, Class D Shares and Class I Shares will vary over time as a result of the differing fees and expenses applicable to each class. The Board has approved procedures pursuant to which the Fund will value its investments.

The Board has designated the Adviser to perform these fair value determinations relating to the value of such investments, in accordance with such procedures and Rule 2a-5 under the 1940 Act. The Board oversees the Adviser’s implementation of the Fund’s Valuation Policy and may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in their discussions and deliberations. The value of the Fund’s assets will be based on information reasonably available at the time the valuation is made and that the Adviser believes to be reliable. The Adviser generally will value the Fund’s investments in accordance with Certification Topic ASC 820 of the Financial Accounting Standards Board (“ASC 820”).

Liquid Assets

Securities for which market quotations are readily available are generally valued at their current market value.

Shares of open-end investment companies, including money market funds, are valued at their respective net asset values. Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. In determining security prices, pricing services and broker/dealers may consider a variety of inputs and factors, including, but not limited to proprietary models that may take into account market transactions in securities with comparable characteristics, yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flows. Certain fixed income securities and swaps may be valued using market quotations or valuations provided by pricing services affiliated with the Adviser. Valuations received by the Funds from affiliated pricing services are the same as those provided to other affiliated and unaffiliated entities by these affiliated pricing services.

If they are traded on a Determination Date, equity securities that are listed or traded on a national exchange will be valued at the last quoted exchange price. Likewise, equity securities that are traded on NASDAQ will be valued at the NASDAQ official closing price if the securities are traded on the Determination Date. If securities are listed on more than one exchange, and if the securities are traded on the Determination Date, they will be valued at the last quoted sale price on the exchange on which the security is principally traded. If there is no sale of the security on the Determination Date, the Fund will value the securities at the last reported sale price. If the equity security is traded a few days each month and the Valuation Committee believes such price no longer represents the fair market value, the Adviser may elect to value the security at fair value pursuant to the procedures adopted by the Board. If the validity of such quoted prices appears to be questionable or if such quoted prices are not readily available, then the securities will be valued at fair value pursuant to procedures adopted by the Board. Market quotations may be deemed not to represent fair value in certain circumstances where the Adviser reasonably believes that facts and circumstances applicable to an issuer, seller or purchaser or to the market for a particular security cause current market quotations not to reflect the fair value of the security. Examples of these events could include situations in which material events are announced after the close of the market on which a security is primarily traded, a security trades infrequently causing a quoted purchase or sale price to become stale, or a security’s trading has been halted or suspended.

Private Credit Assets

In determining the estimated fair value of private credit/debt or debt-like investment for which there is no actively traded market, the Adviser will generally take into account relevant factors in determining the fair value of our investments for which reliable market quotations are not readily available, including and in combination, as relevant: (i) the nature and realizable value of any collateral; (ii) the underlying investment’s ability to make payments based on its earnings and cash flow; (iii) the markets in which the underlying investment does business; and (iv) overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future.

The Fund also considers payment ratios, conditional prepayment rates, charge-off rates, delinquency ratios and other measures of the specific specialty credit investment’s performance. The Adviser’s estimate of fair value also accounts for broader qualitative factors such as the current market environment, maturity profile, issuer performance, covenant compliance, callability and redemption terms, and the issuer’s overall credit quality throughout the life of the investment.

The Adviser reviews and affirms the reasonableness of the valuations based on such methodologies set forth in the Fund’s Valuation Policy and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. Although the Fund’s Valuation Policy is intended to result in a calculation of the Fund’s NAV that fairly reflects investment values as of the time of pricing, the Fund cannot ensure that fair values determined by the Adviser would accurately reflect the price that the Fund could obtain for an investment if it were to dispose of that investment as of the time of pricing (for instances, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the investments were sold in a secondary market.

The Adviser will provide the Board with periodic reports, no less than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify any issues and valuation problems that have arisen.

PLAN OF DISTRIBUTION

Distributor

Morgan Stanley Distribution, Inc., an affiliate of the Adviser and Sub-Advisers, with its principal place of business at 1585 Broadway, New York, NY 10179, acts as the distributor of the Fund’s Shares, pursuant to the Distribution Agreement, on a reasonable best efforts basis, subject to various conditions. Neither the Distributor nor any other party is obligated to purchase any Shares from the Fund. There is no minimum aggregate number of Shares required to be purchased. Pursuant to the Distribution Agreement, the Distributor shall pay its own costs and expenses connected with the offering of Shares. The Distribution Agreement also provides that the Fund will indemnify the Distributor and certain of its affiliates against certain liabilities arising under the Securities Act. To the extent consistent with applicable law, the Distributor has agreed to indemnify the Fund and each Trustee against certain liabilities under the Securities Act, and in connection with the services rendered to the Fund.

After the initial term of two years, the Distribution Agreement will continue in effect with respect to the Fund for successive one-year periods, provided that each such continuance is specifically approved by a majority of the entire Board cast in person at a meeting called for that purpose or by a majority of the outstanding voting securities of the Fund and, in either case, also by a majority of the Independent Trustees.

The Distributor may retain additional selling agents or other financial intermediaries to place Shares. Such selling agents or other financial intermediaries may impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus. See “Purchasing Shares.”

[The Distributor is a broker-dealer whose purpose is to distribute Morgan Stanley managed or affiliated products. The Distributor provides services to Morgan Stanley affiliates. The Distributor has not and will not make any recommendation regarding, and will not monitor, any investment and will not present an investment strategy or product to an investor or a prospective investor that is a retail customer. A retail customer is any natural person, or the legal representative of such person, who receives a recommendation of any securities transaction or investment strategy involving securities from a broker-dealer and uses the recommendation primarily for personal, family, or household purposes. Furthermore, the Distributor does not collect the information necessary to determine, and the Distributor does not engage in a determination regarding, whether an investment in the strategy or product is in the best interests of, or is suitable for, any prospective investor. You should exercise your own judgment and consult with your own investment professional to determine whether it is advisable for you to invest in any Morgan Stanley strategy or product, including Shares of the Fund. Please note that the Distributor will not provide the kinds of financial services that you might expect from another financial intermediary, such as overseeing any brokerage or similar account. For financial advice relating to an investment the Shares, contact your own investment professional.

The Distributor will not sell Shares directly to retail customers (as defined above) or have a relationship with you (including if you exit a relationship with a participating broker-dealer or other intermediary), and you should consult with your participating broker-dealer or your investment professional as to the suitability to you of an investment in the Shares. Before making your investment decision, please consult with your investment professional regarding your account type.]

Distribution and Servicing Plan

The Fund has adopted a Distribution and Servicing Plan for its Class S Shares and Class D Shares to pay to the Distributor a Distribution and Servicing Fee to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of Shareholders who own such Shares. These activities include marketing and other activities primarily intended to result in the sale of Class S Shares and Class D Shares and activities related to administration and servicing of Class S or Class D accounts (including sub-accounting and other administrative services, as well as shareholder liaison services such as responding to inquiries from shareholders and providing shareholders with information about their investments in the Fund). The Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1, as required by its exemptive relief, permitting the Fund to, among other things, issue multiple classes of Shares.

Under the Distribution Plan, Class S and Class D Shares pay a Distribution and Servicing Fee to the Distributor at an annual rate of 0.75% and 0.25%, respectively, based on the aggregate net assets of the Fund attributable to such class. If a financial intermediary is not eligible to accept payment of the pro rata portion of the Distribution and Servicing Fee attributable to its Shareholder accounts then the Distributor may retain such monies or the Distributor will waive such fees or return such monies to the Fund. The Distribution and Servicing Fee is paid out of the relevant class’s assets and decreases the net profits or increases the net losses of the Fund solely with respect to such class. Because the Distribution and Servicing Fee is paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of a Shareholder’s investment and may cost the Shareholder more than paying other types of sales charges, if applicable. Up to [ ]% per annum of the Distribution and Servicing Fee may qualify as a “service fee” under FINRA rules and therefore will not be limited by FINRA rules which limit distribution fees as a percentage of total new gross sales. “Service fees” are defined for purposes of FINRA rules to mean fees paid for providing shareholder services or the maintenance of shareholder accounts. FINRA rules limit service fees to 0.25% of a fund’s average annual net assets. A portion of the Distribution and Servicing Fee may also be used to pay for sub-transfer agency, sub-accounting and certain other administrative services that are not required to be paid pursuant to a “service fee” under FINRA rules. The remainder is for distribution support and related services.

Class I Shares are not subject to any Distribution and Servicing Fee and do not bear any expenses associated therewith.

Payments to Financial Intermediaries

The Fund may also pay fees to financial intermediaries for sub-administration, sub-transfer agency, sub-accounting and other shareholder services associated with shareholders whose Shares are held in, as applicable, omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Adviser, or its affiliates, including the Distributor, may pay additional compensation out of its own resources (i.e., not Fund assets) to certain selling agents or financial intermediaries in connection with the sale of Shares. The additional compensation may differ among selling agents or financial intermediaries in amount or in the amount of calculation. Payments of additional compensation may be fixed dollar amounts or, based on the aggregate value of outstanding Shares held by Shareholders introduced by the broker or dealer, or determined in some other manner. Payments may be one-time payments or may be ongoing payments. As a result of the various payments that financial intermediaries may receive from the Adviser or its affiliates, the amount of compensation that a financial intermediary may receive in connection with the sale of Shares may be greater than the compensation it may receive for the distribution of other investment products. The receipt of the additional compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

PURCHASING SHARES

The following section provides basic information about how to purchase Shares of the Fund. The Distributor acts as the distributor of the Shares of the Fund on a reasonable best efforts basis, subject to various conditions, pursuant to the terms of the Distribution Agreement. The Distributor is not obligated to sell any specific amount of Shares of the Fund. The Shares will be continuously offered through the Distributor. Prospective investors who purchase Shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase Shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase Shares. Prospective investors purchasing Shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read this Prospectus in conjunction with any materials and information provided by their financial intermediary.

General Purchase Terms

The minimum initial investment in the Fund by any investor is $2,500 with respect to Class S Shares, Class D Shares and Class I Shares. The minimum additional investment in the Fund by any investor is $500, except for additional purchases pursuant to the dividend reinvestment plan. Investors purchasing Shares through a broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as initial investments are not less than $2,500 and incremental contributions are not less than $500.

The Board reserves the right to accept lesser amounts below these minimums for employees, officers or Trustees of the Fund, the Adviser or their affiliates. The purchase price of the Shares is based on the net asset value as of the date such Shares are purchased.

[The minimum initial and additional investments may be reduced by either the Fund or the Distributor in the discretion of each for certain investors based on consideration of various factors, including the investor’s overall relationship with the Adviser or Distributor, the investor’s holdings in other funds affiliated with the Adviser or Distributor, and such other matters as the Adviser or Distributor may consider relevant at the time. The minimum initial and additional investments may also be reduced by either the Fund or the Distributor in the discretion of each for clients of certain registered investment advisers and other financial intermediaries based on consideration of various factors, including the registered investment adviser or other financial intermediary’s overall relationship with the Adviser or Distributor, the type of distribution channels offered by the intermediary and such other factors as the Adviser or Distributor may consider relevant at the time.

In addition, the Fund may, in the discretion of the Adviser or Distributor, aggregate the accounts of clients of registered investment advisers and other financial intermediaries whose clients invest in the Fund for purposes of determining satisfaction of minimum investment amounts. At the discretion of the Adviser or the Distributor, the Fund may also aggregate the accounts of clients of certain registered investment advisers and other financial intermediaries across Share classes for purposes of determining satisfaction of minimum investment amounts for a specific Share class. The aggregation of accounts of clients of registered investment advisers and other financial intermediaries for purposes of determining satisfaction of minimum investment amounts for the Fund or for a specific Share class may be based on consideration of various factors, including the registered investment adviser or other financial intermediary’s overall relationship with the Adviser or Distributor, the type of distribution channels offered by the intermediary and such other factors as the Adviser or Distributor may consider relevant at the time.]

All Shares are sold at the public offering price, which is the net asset value of a Class S Share, Class D Share or Class I Share, as applicable.

Following the Fund’s Commencement of Operations, Shares will generally be offered for purchase on any business day, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. For purposes of this Prospectus, a “Business Day” means any day other than a Saturday, Sunday or any other day on which banks in New York, New York are required by law to be closed.

Share Class Considerations

When selecting a share class, you should consider the following:

●	which share classes are available to you;

●	how much you intend to invest;

●	how long you expect to own the shares; and

●	total costs and expenses associated with a particular share class.

Each investor’s financial considerations are different. You should speak with your financial adviser to help you decide which class of Shares of the Fund is best for you. Not all financial intermediaries offer all classes of Shares. In addition, financial intermediaries may vary the actual sale charged, if applicable, as well as impose additional fees and charges on each class of Shares. If your financial intermediary offers more than one class of Shares, you should carefully consider which class of Shares to purchase.

Class S Shares

Class S Shares are sold at the prevailing net asset value per Class S Share. If you buy Class S Shares through certain financial intermediaries, they may charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that the financial intermediary limit such fees to a [3.5]% cap on NAV for Class S Shares. Class S Shares are subject to a Distribution and Servicing Fee at an annual rate of 0.75% of the net assets of the Fund attributable to Class S Shares.

Eligibility to receive a Distribution and Servicing Fee is conditioned on a broker providing the following ongoing services with respect to the Class S Shares: assistance with recordkeeping, answering investor inquiries regarding us, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. If the applicable broker is not eligible to receive a Distribution and Servicing Fee due to failure to provide these services, the Distribution and Servicing Fees that the broker would have otherwise been eligible to receive will be waived. The Distribution and Servicing Fees are ongoing fees that are not paid at the time of purchase.

Class S Shares are available through brokerage and transactional-based accounts.

Class D Shares

Class D Shares are sold at the prevailing net asset value per Class D Share. If you buy Class D Shares through certain financial intermediaries, they may charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that the financial intermediary limit such fees to a [3.5]% cap on NAV for Class D Shares. Class D Shares are subject to a Distribution and Servicing Fee at an annual rate of 0.25% of the net assets of the Fund attributable to Class D Shares.

Eligibility to receive a Distribution and Servicing Fee is conditioned on a broker providing the following ongoing services with respect to the Class D Shares: assistance with recordkeeping, answering investor inquiries regarding us, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. If the applicable broker is not eligible to receive a Distribution and Servicing Fee due to failure to provide these services, the Distribution and Servicing Fees that the broker would have otherwise been eligible to receive will be waived. The Distribution and Servicing Fees are ongoing fees that are not paid at the time of purchase.

Class D Shares are generally available for purchase only (i) through fee-based programs, also known as wrap accounts, that provide access to Class D Shares, (ii) through participating broker dealers that have alternative fee arrangements with their clients to provide access to Class D shares, (iii) through investment advisers that are registered under the Investment Advisers Act of 1940 or applicable state law and (iv) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers.

Class I Shares

Class I Shares are sold at the prevailing net asset value per Class I Share. Financial intermediaries may not charge you transaction-based fees when you buy Class I Shares. Class I Shares are not subject to a Distribution and Servicing Fee.

Class I Shares are available for purchase only (i) through fee-based programs, also known as wrap accounts, that provide access to Class I Shares, (ii) by institutional accounts as defined by FINRA Rule 4512(c), (iii) through bank-sponsored collective trusts and bank-sponsored common trusts, (iv) by retirement plans (including a trustee or custodian under any deferred compensation or pension or profit sharing plan or payroll deduction IRA established for the benefit of the employees of any company), foundations or endowments, (v) through certain financial intermediaries that are not otherwise registered with or as a broker dealer and that direct clients to trade with a broker dealer that offers Class I Shares, (vi) through investment advisers registered under the Investment Advisers Act of 1940 or applicable state law, (vii) [by the employees, officers or Trustees of the Fund, the Adviser or their affiliates], (viii) by participating broker dealers and their affiliates, including their officers, directors, employees, and registered representatives, as well as the immediate family members of such persons, as defined by FINRA Rule 5130, and (ix) through bank trust departments or any other organization or person authorized to act as a fiduciary for its clients or customers. Before making your investment decision, please consult with your investment adviser regarding your account type.

You should consider that Class I Shares have no upfront sales charges and no Distribution and Servicing Fees. Such expenses are applicable to Class S and Class D Shares and will reduce the net asset value or distributions of the other share classes. You should consider that Class D Shares have no upfront sales charges and lower annual Distribution and Servicing Fees. Investors should also inquire with their broker dealer or financial representative about what additional fees may be charged with respect to the Share class under consideration or with respect to the type of account in which the Shares will be held.

Other Payments

The Adviser and/or its affiliates may purchase Shares on behalf of investors that contribute capital to the Fund through the purchase of Shares. Such Shares will have the same rights as other Shares of the same Share class. Such purchases may continue for a specified period of time or until a specified dollar amount is reached, and the Adviser and/or its affiliates may change such period of time or dollar amount at their discretion. Such purchases will be made from the assets of the Adviser and/or its affiliates (and not the Fund). These purchases by the Adviser and/or its affiliates may create an incentive for investors to invest additional amounts in the Fund. Because the Advisory Fee is based on a percentage of the average daily value of the Fund’s net assets, Shares purchased for investors by the Adviser and/or its affiliates will result in increased net revenues to the Adviser if the increase in fee income due to the increased asset base offsets the costs associated with contributing the proceeds to purchase these additional Shares. Although investors may be expected to retain the Shares for a specified period of time, there is a risk that such investors may submit their Shares for repurchase by the Fund. As with repurchases by other Shareholders, such repurchases could have a significant negative impact on the Fund, including on the liquidity of the Fund’s portfolio.

CLOSED-END FUND STRUCTURE; NO RIGHT OF REDEMPTION

The Fund is a non-diversified, closed-end management investment company with no operating history. Closed-end funds differ from open-end funds in that closed-end funds do not redeem their shares at the request of an investor. No Shareholder has the right to require the Fund to redeem his, her or its Shares. No public market for the Shares exists, and none is expected to develop in the future. As a result, Shareholders may not be able to liquidate their investment other than through repurchases of Shares by the Fund, as described below. Accordingly, Shareholders should consider that they may not have access to the funds they invested in the Fund for an indefinite period of time.

TRANSFER RESTRICTIONS

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor suitability. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring Shares by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder, will be entitled to the allocations and distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the Declaration of Trust and to tender the Shares for repurchase by the Fund, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the Declaration of Trust. If a Shareholder transfers Shares with the approval of the Board, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a Shareholder.

By purchasing Shares, each Shareholder agrees to indemnify and hold harmless the Fund, the Board, the Adviser, and each other Shareholder, and any affiliate of the foregoing and any of their employees, officers or directors against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Shareholder in violation of the Declaration of Trust or any misrepresentation made by that Shareholder in connection with any such transfer.

REPURCHASE OF SHARES

The Fund is an “interval fund,” a type of fund that, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV in reliance on Rule 23c-3 under the 1940 Act. Rule 23c-3 requires, among other things, that the Fund strike a daily NAV. Subject to applicable law and approval of the Fund’s Board of Trustees (the “Board” or “Board of Trustees”), for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) will be sent to shareholders at least 21 calendar days and not more than 42 days before the repurchase request deadline (i.e., the date by which shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). Subject to Board approval, Repurchase Request Deadlines are expected to occur the months of [ ], [ ], [ ] and [ ], and Repurchase Offer Notices are expected to be sent to shareholders the months of [ ], [ ], [ ] and [ ] preceding each such Repurchase Request Deadline. The Fund expects that its first repurchase offer will occur during the second full quarter after the Commencement of Operations.

Any repurchases of Shares will be made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. In determining whether the Fund should offer to repurchase Shares from Shareholders of the Fund pursuant to repurchase requests, the Board may consider, among other things, the recommendation of the Adviser as well as a variety of other operational, business and economic factors. The Fund may repurchase less than the full amount that Shareholders request to be repurchased.

Under certain circumstances, the Fund may offer to repurchase Shares at a discount to their prevailing net asset value. The Board may under certain circumstances elect to postpone, suspend or terminate an offer to repurchase Shares.

A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $2,500. Such minimum ownership requirement may be waived by the Board, in its sole discretion. If such requirement is not waived by the Board, the Fund may redeem all of the Shareholder’s Shares. To the extent a Shareholder seeks to tender all of the Shares they own and the Fund repurchases less than the full amount of Shares that the Shareholder requests to have repurchased, the Shareholder may maintain a balance of Shares of less than $2,500 following such Share repurchase

A 2.00% early repurchase fee (the “Early Repurchase Fee”) may be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. An Early Repurchase Fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

CERTAIN ERISA CONSIDERATIONS

The following is a summary of certain considerations associated with the purchase of the Shares by (i) “employee benefit plans” that are subject to Title I of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (ii) plans, individual retirement accounts (“IRAs”) and other arrangements that are subject to Section 4975 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) or provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of the Code or ERISA (collectively, “Other Plan Laws”), and (iii) entities whose underlying assets are considered to include “plan assets” of any of the foregoing described in clauses (i) and (ii) (each of the foregoing described in clauses (i), (ii) and (iii) referred to herein as a “Plan”).

The following discussion is designed only to provide a general understanding of certain basic issues. Accordingly, this discussion should not be considered legal advice and the trustees and other fiduciaries of each Plan are encouraged to consult their own legal advisors on these matters.

General Fiduciary Matters

ERISA and the Code impose certain duties on persons who are fiduciaries of a Plan which is a Benefit Plan Investor (defined below) and prohibit certain transactions involving the assets of Benefit Plan Investor and its fiduciaries or other interested parties. Under ERISA and the Code, any person who exercises any discretionary authority or control over the administration of a Benefit Plan Investor or the management or disposition of the assets of a Benefit Plan Investor, or who renders investment advice for a fee or other compensation to a Benefit Plan Investor, is generally considered to be a fiduciary of the Benefit Plan Investor. The term “benefit plan investor” (“Benefit Plan Investor”) is generally defined to include (a) “employee benefit plans” within the meaning of Section 3(3) of ERISA that are subject to Title I of ERISA, (b)“plans” within the meaning of, and subject to, Section 4975 of the Code (including “Keogh” plans and IRAs), and (c) entities whose underlying assets include the assets of any such employee benefit plan or plan by (e.g., an entity of which 25% or more of the total value of any class of equity interests is held by Benefit Plan Investors and which does not satisfy another exception under ERISA).

In considering an investment in the Shares of a portion of the assets of any Plan, a fiduciary should determine whether the investment is in accordance with the documents and instruments governing the Plan and the applicable provisions of ERISA, the Code or any Other Plan Law, as applicable, relating to a fiduciary’s duties to the Plan including, without limitation, the prudence, diversification, delegation of control and prohibited transaction provisions of ERISA, the Code and any other applicable Other Plan Laws. In this regard, in determining whether a particular investment is appropriate for a Plan a fiduciary must give appropriate consideration to, among other things, the role that the investment plays in the Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the Plan, the income tax consequences of the investment and the projected return of the total portfolio relative to the Plan’s funding objectives. Before investing the assets of an Plan, a fiduciary should also determine, among other matters, whether such an investment is consistent with its fiduciary responsibilities. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular Plan, and whether the assets of the Plan would be sufficiently diversified. By acquiring Shares of the Fund each Plan (and each person causing such Plan to invest in the Fund), and any such fiduciaries responsible for such Plan’s investment (including in its individual or corporate capacity, as may be applicable), acknowledges and agrees that it is aware of and understand the Fund’s investment objective, policies and strategies, that the decision to invest in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under the applicable provisions of ERISA, the Code and Other Plan Laws, as applicable.

Prohibited Transaction Issues

Section 406 of ERISA and Section 4975 of the Code prohibit Benefit Plan Investors from engaging in specified transactions involving plan assets with persons or entities who are “parties in interest,” within the meaning of ERISA, or “disqualified persons,” within the meaning of Section 4975 of the Code, unless an exemption is available. A party in interest or disqualified person who engaged in a non-exempt prohibited transaction may be subject to excise taxes and other penalties and liabilities under ERISA and the Code. In addition, the fiduciary of the Benefit Plan Investor that engaged in such a non-exempt prohibited transaction may be subject to penalties and liabilities under ERISA and the Code.

Whether or not the underlying assets of the Fund were deemed to include “plan assets,” as described below, the acquisition and/or holding of the Shares by a Benefit Plan Investor with respect to which the Fund or the Adviser is considered a party in interest or a disqualified person may constitute or result in a direct or indirect prohibited transaction under Section 406 of ERISA and/or Section 4975 of the Code, unless the investment is acquired and is held in accordance with an applicable statutory, class or individual prohibited transaction exemption. In this regard, the U.S. Department of Labor (the “DOL”) has issued prohibited transaction class exemptions, or “PTCEs,” that may apply to the acquisition and holding of the Shares. These class exemptions include, without limitation, PTCE 84-14 respecting transactions determined by independent qualified professional asset managers, PTCE 90-1 respecting insurance company pooled separate accounts, PTCE 91-38 respecting bank collective investment funds, PTCE 95-60 respecting life insurance company general accounts and PTCE 96-23 respecting transactions determined by in-house asset managers. In addition, Section 408(17) of ERISA and Section 4975(d)(20) of the Code provide relief from the prohibited transaction provisions of ERISA and Section 4975 of the Code for certain transactions, provided that neither the issuer of the securities nor any of its affiliates (directly or indirectly) have or exercise any discretionary authority or control or render any investment advice with respect to the assets of any Benefit Plan Investor involved in the transaction and provided further that the Benefit Plan Investor pays no more than adequate consideration in connection with the transaction. Each of the above-noted exemptions contains conditions and limitations on its application. Fiduciaries of Benefit Plan Investors considering acquiring Shares in reliance on these or any other exemption should carefully review the exemption in consultation with counsel to assure it is applicable. There can be no assurance that all of the conditions of any such exemptions will be satisfied.

Plan Assets

Under ERISA and the regulations promulgated thereunder by the DOL, as modified by Section 3(42) of ERISA (the “Plan Assets Regulation”), when a Benefit Plan Investor acquires an equity interest in an entity that is neither a “publicly-offered security” (within the meaning of the Plan Assets Regulation) nor a security issued by an investment company registered under the 1940 Act, the Benefit Plan Investor’s assets include both the equity interest and an undivided interest in each of the underlying assets of the entity unless it is established either that less than 25% of the total value of each class of equity interest in the entity is held by Benefit Plan Investors or that the entity is an “operating company,” each as defined in the Plan Assets Regulation. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of any Benefit Plan Investor investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, none of the Fund or the Adviser will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any Benefit Plan Investor that becomes a Shareholder, solely as a result of the Benefit Plan Investor’s investment in the Fund.

Other Plans

Certain Plans, such as governmental plans and non-U.S. plans, may not be subject to ERISA or Section 4975 of the Code, but may be subject to provisions of Other Plan Laws which may restrict the type of investments such a Plan may make or otherwise have an impact on such a Plan’s ability to invest the Fund. Accordingly, each Plan, including governmental and foreign plans, considering an investment in the Shares should consult with their legal advisors regarding their proposed investment in the Shares.

Representation

By acceptance of the Shares, each Shareholder will be deemed to have represented and warranted that either (i) it is not, and is not investing in the Shares on behalf of any Plan or (ii) the purchase and holding of the Shares by such Shareholder will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or similar violation under any applicable Other Plan Laws.

In addition, by acquiring Shares of the Fund, each Shareholder acknowledges and agrees that: (i) any information provided by the Fund, the Adviser or any of their respective affiliates (including information set forth in this Prospectus and the SAI) is not a recommendation to invest in the Fund and that none of the Fund, the Adviser or any of their respective affiliates is undertaking to provide any investment advice to the Shareholder (impartial or otherwise), or to give advice to the Shareholder in a fiduciary capacity in connection with an investment in the Fund and, accordingly, no part of any compensation received by the Adviser or any of its affiliates is for the provision of investment advice to the Shareholder; and (ii) the Adviser and its affiliates have a financial interest in the Shareholder’s investment in the Fund on account of the fees and other compensation they expects to receive from the Fund as disclosed in this SAI, the Prospectus, the Declaration of Trust and the other documents governing the Fund.

Reporting of Indirect Compensation

Under ERISA’s general reporting and disclosure rules, certain Benefit Plan Investors subject to Title I of ERISA are required to file annual reports (Form 5500) with the DOL regarding their assets, liabilities and expenses. To facilitate such a plan administrator’s compliance with these requirements it is noted that the descriptions contained in this prospectus of fees and compensation, including the Advisory Fee and the Distribution and Servicing Fee are intended to satisfy the disclosure requirements for “eligible indirect compensation” for which the alternative reporting option on Schedule C of Form 5500 may be available.

The foregoing discussion of ERISA, the Code and Other Plan Law issues should not be construed as legal advice. Fiduciaries of Plans should consult their own legal advisors with respect to issues arising under ERISA, the Code and applicable Other Plan Laws make their own independent decision regarding an investment in the Fund. The foregoing discussion is general in nature and is not intended to be all-inclusive. Each Plan fiduciary should consult with its legal advisors concerning the considerations discussed above before making an investment in the Fund. As indicated above, Other Plan Laws governing the investment and management of the assets of Plans that are not subject to Title I of ERISA or Section 4975 of the Code, such as governmental plans and non-U.S. plans, may contain fiduciary responsibility and prohibited transaction requirements similar to those under ERISA and Section 4975 of the Code. Accordingly, Plans, in consultation with their legal advisors, should consider the impact of their respective laws and regulations on an investment in the Fund and the considerations discussed above, if applicable.

DISTRIBUTIONS

The Fund intends to declare income distributions daily and distribute them to Shareholders monthly in aggregate amounts representing substantially all of the Fund’s net investment income, if any, earned during the year. Any long-term and short-term capital gains will be paid out as permitted by the 1940 Act or any exemptive relief provided by the SEC. The distribution rate that the Fund pays on its Shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limitation the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by the Fund (including interest expenses on any reverse repurchase agreements, dollar rolls and borrowings and dividends payable on any preferred shares issued by the Fund). As portfolio and market conditions change, the rate of distributions on the Shares and the Fund’s distribution policy could change. For a discussion of factors that may cause the Fund’s income and capital gains (and therefore its distributions) to vary, see “Risk Factors.”

In addition, the Fund intends to elect to be treated as, and intends to qualify annually thereafter as, a RIC under the Code and intends to distribute at least 90% of its investment company taxable income to its Shareholders. For any distribution, the Fund will calculate each Shareholder’s specific distribution amount for the period using record and declaration dates. From time to time, the Fund may also pay special interim distributions in the form of cash or Shares at the discretion of the Board.

The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including fund investments), non-capital gains proceeds from the sale of assets (including fund investments), dividends or other distributions paid to the Fund on account of preferred and common equity investments by the Fund in structured and/or securitized products or vehicles and/or direct investments and expense reimbursements from the Adviser. The Fund does not intend to establish limits on the amount of funds the Fund may use from available sources to make distributions.

Each year a statement on IRS Form 1099-DIV (or successor form), identifying the character (e.g., as ordinary income, qualified dividend income or long-term capital gain) of the distributions, will be mailed to Shareholders. The Fund’s distributions may exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from the offering. As a result, a portion of the distributions the Fund makes may represent a return of capital for U.S. federal tax purposes. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to the Adviser. See “Material U.S. Federal Income Tax Considerations” for more information. There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

Shareholders will automatically have all distributions reinvested in Shares of the Fund issued by the Fund in accordance with the Fund’s dividend reinvestment plan unless an election is made to receive cash. See “Dividend Reinvestment Plan.”

DIVIDEND REINVESTMENT PLAN

The Fund intends to make regular monthly ordinary income distributions of all or a portion of its “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, and excluding and deduction for distributions paid to shareholders) to shareholders. The Fund also intends to make at least annual distributions of all or a portion of its “net capital gains” (which is the excess of net long-term capital gains over net short-term capital losses).

The Fund has a dividend reinvestment plan (the “DRIP”). Unless a Shareholder elects to receive cash by contacting the Fund’s Administrator, [         ] at [         ] or [         ], all dividends and/or capital gains distributions declared on Shares will be automatically reinvested in additional Shares at the Fund’s then current NAV. Shareholders that elect not to participate in the DRIP will receive dividends and capital gains distributions in cash paid by check mailed directly to the shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee) by the Administrator as dividend disbursing agent. The Fund reserves the right to cap the aggregate amount of any income dividends and/or capital gain distributions that are made in cash at a total amount of not less than 20% of the total amount distributed to Shareholders.

Participation in the DRIP is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Administrator prior to the dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers or dealers may automatically elect to receive cash on behalf of Shareholders who hold their Shares in the broker or dealer’s name and may re-invest that cash in additional Shares. Reinvested Dividends will increase the Fund’s assets on which the Advisory Fee is payable to the Adviser.

Whenever the Fund declares a dividend and/or capital gain payable in cash, non-participants in the DRIP will receive cash and participants in the DRIP will receive the equivalent in Shares. The Shares will be acquired by the Administrator for the DRIP participants’ accounts through receipt of additional unissued but authorized Shares from the Fund.

The Administrator maintains all Shareholders’ accounts in the DRIP and furnishes written confirmation of all transactions in the accounts, including information needed by Shareholders for tax records. Shares in the account of each DRIP participant will be held by the Administrator on behalf of the DRIP participant, and each Shareholder proxy will include those Shares purchased or received pursuant to the DRIP. The Administrator will forward all proxy solicitation materials to participants and vote proxies for Shares held under the DRIP in accordance with the instructions of the participants.

Beneficial owners of Shares who hold their Shares in the name of a broker or dealer should contact the broker or nominee to determine whether and how they may participate in, or opt out of, the DRIP. In the case of Shareholders such as banks, brokers or dealers that hold shares for others who are the beneficial owners, the Administrator will administer the DRIP on the basis of the number of Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the DRIP.

There will be no brokerage charges with respect to Shares issued directly by the Fund. The automatic reinvestment of dividends and/or capital gains in Shares under the DRIP will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends and/or capital gains, even though such participants have not received any cash with which to pay the resulting tax.

The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases in the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

All correspondence or questions concerning the DRIP should be directed to the Fund’s Administrator, [         ] at [     ] or [         ].

DESCRIPTION OF SHARES

The Fund is a newly organized Delaware statutory trust formed on December 29, 2025. The Fund currently offers three classes of Shares: Class S Shares, Class D Shares and Class I Shares. The Fund intends to rely on an exemptive order from the SEC that permits the Fund to offer multiple classes of shares with different asset-based distribution and/or shareholder servicing fees and early withdrawal fees, as applicable. An investment in any Share class of the Fund represents an investment in the same assets of the Fund. However, the minimum investment amounts and ongoing fees and expenses for each Share class are expected to be different. The estimated fees and expenses for each class of Shares of the Fund are set forth in “Summary of Fees and Expenses.”

Shares of each class of the Fund will represent an equal pro rata interest in the Fund and, generally, have identical voting, distribution, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of Shares bears any class-specific expenses; and (c) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and shall have exclusive voting rights on any matter submitted to shareholders that relates solely to that class.

Any additional offerings of classes of Shares will require approval by the Board. Any additional offering of classes of Shares will also be subject to the requirements of the 1940 Act, which provides that such Shares may not be issued at a price below the then-current net asset value, except in connection with an offering to existing holders of Shares or with the consent of a majority of the Fund’s common shareholders.

There is currently no market for the Shares, and the Fund does not expect that a market for the Shares will develop in the foreseeable future.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to the Fund, its qualification and taxation as a regulated investment company for U.S. federal income tax purposes under Subchapter M of the Code and an investment in, and acquisition, ownership, and disposition of, the Fund’s Shares.

This discussion does not purport to be a complete description of the tax considerations applicable to the Fund or its Shareholders (as defined for purposes of this section below). In particular, this discussion does not address certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including Shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, Shareholders that are treated as partnerships for U.S. federal income tax purposes, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, pension plans and trusts, financial institutions, persons that hold the Fund’s Shares as part of a straddle or a hedging or conversion transaction, real estate investment trusts (“REITs”), RICs, U.S. persons (for purposes of this section, within the meaning of Section 7701(a)(30) of the Code) with a functional currency other than the U.S. dollar, persons who have ceased to be citizens or residents of the United States, controlled foreign corporations (“CFCs”), and passive foreign investment companies (“PFICs”). This discussion does not discuss any aspects of U.S. estate or gift tax or non-U.S., state or local tax nor does it discuss the special treatment under U.S. federal income tax laws that could result if the Fund invests in tax-exempt securities or certain other investment assets. This discussion is limited to Shareholders that hold the Fund’s Shares as capital assets (within the meaning of the Code), and does not address owners of a Shareholder. This discussion is based upon the Code, U.S. Treasury Regulations, published rulings and court decisions, each as of the date of this Prospectus and all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. The Fund has not sought, and will not seek any ruling from the IRS regarding any matter discussed herein, and this discussion is not binding on the IRS. Accordingly, there can be no assurance that the IRS would not assert, and that a court would not sustain, a position contrary to any of the tax consequences discussed herein.

For purposes of this discussion, a “U.S. Shareholder” is a beneficial owner of the Fund’s Shares that is for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;
●	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
●	a trust, if a court within the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a domestic trust for U.S. federal income tax purposes; or
●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds the Fund’s Shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Prospective investors of the Fund’s Shares that are partnerships or partners in such partnerships should consult their own tax advisers with respect to the purchase, ownership and disposition of the Fund’s Shares.

Tax matters are complicated and the tax consequences to a Shareholder of an investment in the Fund’s Shares will depend on the facts of such Shareholder’s particular situation. Shareholders are strongly encouraged to consult their own tax advisers regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition (including by reason of a repurchase) of the Fund’s Shares, as well as the effect of state, local and non-U.S. tax laws, and the effect of any possible changes in tax laws.

Election to be Taxed as a Regulated Investment Company

The Fund intends to elect to be treated, and intends to operate in a manner so as to continuously qualify annually thereafter, as a RIC under the Code. The Fund intends to make a timely election to be treated as a corporation for U.S. federal income tax purposes in order to make a valid RIC election. As a RIC, the Fund generally will not pay corporate-level U.S. federal income tax on any net ordinary income or capital gains that the Fund timely distributes (or is deemed to timely distribute) to its Shareholders as dividends. Instead, dividends that the Fund distributes (or is deemed to timely distribute) to Shareholders generally will be taxable to Shareholders, and any net operating losses, foreign tax credits and most other tax attributes generally will not pass through to Shareholders. The Fund will be subject to U.S. federal corporate-level income tax on any undistributed income and gains. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, the Fund must distribute to its Shareholders, for each taxable year, at least 90% of its investment company taxable income (which generally is the Fund’s net ordinary taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, determined without regard to the dividends paid deduction) (the “Annual Distribution Requirement”) for any taxable year. The following discussion assumes that the Fund qualifies as a RIC.

Qualification and Taxation as a RIC

If the Fund (1) qualifies as a RIC and (2) satisfies the Annual Distribution Requirement, then the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (realized net long-term capital gain in excess of realized net short term capital loss) that the Fund timely distributes (or is deemed to timely distribute) to Shareholders. The Fund will be subject to U.S. federal income tax at the regular corporate rate on any of its income or capital gains not distributed (or deemed distributed) to its Shareholders.

If the Fund fails to distribute in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of its net capital gain income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding years (to the extent that income tax was not imposed on such amounts) less certain over-distributions in prior years (together, the “Excise Tax Distribution Requirements”), the Fund will be subject to a 4% nondeductible U.S. federal excise tax on the portion of the undistributed amounts of such income that are less than the amounts required to be distributed based on the Excise Tax Distribution Requirements. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). In addition, the Fund may choose to retain its net capital gains or any investment company taxable income, and pay the associated U.S. federal corporate income tax, including the U.S. federal excise tax, thereon. In either event described in the preceding two sentences, the Fund will only pay the U.S. federal excise tax on the amount by which the Fund does not meet the Excise Tax Distribution Requirements.

To qualify as a RIC for U.S. federal income tax purposes, the Fund generally must, among other things:

●	Elect to be treated and qualify as a registered management company under the 1940 Act at all times during each taxable year;
●	derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, securities, or non-U.S. currencies (including certain deemed inclusions) derived with respect to the Fund’s business of investing in such stock, securities, non-U.S. currencies or other income, or (b) net income derived from an interest in a qualified publicly traded partnership (“QPTP”) (collectively, the “90% Gross Income Test”); and
●	diversify its holdings so that at the end of each quarter of the taxable year:
o	at least 50% of the value of its assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of that issuer; and

o	no more than 25% of the value of its assets is invested in the securities, other than U.S. government securities or securities of other RICs, of (i) one issuer, (ii) or of two or more issuers that are controlled, as determined under the Code, by the Fund and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more QPTPs (collectively, the “Diversification Tests”).

The Fund has an opt-out DRIP. The tax consequences to Shareholders of participating in the DRIP are discussed below under “—Taxation of U.S. Shareholders.”

The Fund may hold investments that require income to be included in investment company taxable income in a year prior to the year in which the Fund actually receives a corresponding amount of cash in respect of such income. Additionally, if the Fund holds debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (“OID”) (such as debt instruments with “payment in kind” interest or, in certain cases, that have increasing interest rates or are issued with warrants), the Fund must include in its taxable income in each year a portion of the OID that accrues over the life of the obligation, regardless of whether the Fund receives cash representing such income in the same taxable year. The Fund may also have to include in its taxable income other amounts that it has not yet received in cash but the Fund owns, directly or indirectly, an interest in a partnership that does not have an election under Section 754 of the Code in effect.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If the Fund’s deductible expenses in a given year exceed its investment company taxable income, the Fund will have a net operating loss for that year. A RIC is not able to offset its investment company taxable income with net operating losses on either a carryforward or carryback basis, and net operating losses generally will not pass through to Shareholders. In addition, expenses may be used only to offset investment company taxable income, and may not be used to offset net capital gain. A RIC may not use any net capital losses (i.e., realized capital losses in excess of realized capital gains) to offset its investment company taxable income, but may carry forward those losses, and use them to offset future capital gains, indefinitely. Further, a RIC’s deduction of net business interest expense is limited to 30% of its “adjusted taxable income” plus “floor plan financing interest expense.” It is not expected that any portion of any underwriting or similar fee will be deductible for U.S. federal income tax purposes to the Fund or the Shareholders. Due to these limits on the deductibility of expenses, net capital losses and business interest expenses, the Fund may, for U.S. federal income tax purposes, have aggregate taxable income for several years that the Fund is required to distribute and that is taxable to Shareholders even if this income is greater than the aggregate net income the Fund actually earned during those years.

In order to enable the Fund to make distributions to Shareholders that will be sufficient to enable the Fund to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirement in the event that the circumstances described in the preceding two paragraphs apply, the Fund may need to liquidate or sell some of its assets at times or at prices that the Fund would not consider advantageous, the Fund may need to raise additional equity or debt capital, the Fund may need to take out loans, or the Fund may need to forego new investment opportunities or otherwise take actions that are disadvantageous to the Fund’s business (or be unable to take actions that are advantageous to its business). Even if the Fund is authorized to borrow and to sell assets in order to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements, under the 1940 Act, the Fund generally is not permitted to make distributions to its Shareholders while its debt obligations and senior securities are outstanding unless certain “asset coverage” tests or other financial covenants are met.

If the Fund is unable to obtain cash from other sources to enable the Fund to satisfy the Annual Distribution Requirement, the Fund may fail to qualify for the U.S. federal income tax benefits allowable to RICs and thus become subject to a corporate-level U.S. federal income tax (and any applicable U.S. state and local taxes). Although the Fund expects to operate in a manner so as to continuously qualify as a RIC, the Fund may decide in the future to be taxed as a “C corporation”, even if the Fund would otherwise qualify as a RIC, if the Fund determines that such treatment as a C corporation for a particular year would be in the Fund’s best interest.

An entity that is properly classified as a partnership, rather than an association or publicly traded partnership taxable as a corporation, is not itself subject to U.S. federal income tax. Instead, each partner of the partnership must take into account its distributive share of the partnership’s income, gains, losses, deductions and credits (including all such items allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year, without regard to whether such partner has received or will receive corresponding cash distributions from the partnership. For the purpose of determining whether the Fund satisfies the 90% Gross Income Test, the character of the Fund’s distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships) or are otherwise treated as disregarded from the Fund for U.S. federal income tax purposes may be determined as if the Fund realized these tax items directly. In order to meet the 90% Gross Income Test, the Fund may structure its investments in a way that could increase the taxes imposed thereon or in respect thereof. For example, the Fund may be required to hold such investments through a subsidiary U.S. or non-U.S. corporation (or other entity treated as such for U.S. federal income tax purposes). In such a case, any income from such investments should not adversely affect the Fund’s ability to meet the 90% Gross Income Test, although such income may be subject to U.S. or non-U.S. federal income tax depending on the circumstances, which the Fund would indirectly bear through its ownership of such subsidiary corporation.

Further, for purposes of calculating the value of the Fund’s investment in the securities of an issuer for purposes of determining the 25% requirement of the Diversification Tests, the Fund’s proper proportion of any investment in the securities of that issuer that are held by a member of the Fund’s “controlled group” must be aggregated with the Fund’s investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with the Fund if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) the Fund directly owns at least 20% or more of the combined voting stock of at least one of the other corporations.

Failure to Qualify as a Regulated Investment Company

If the Fund, otherwise qualifying as a RIC, fails to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests for any quarter of a taxable year, the Fund may continue to be taxed as a RIC for the relevant taxable year if certain relief provisions of the Code apply (which might, among other things, require the Fund to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If the Fund fails to qualify as a RIC for more than two consecutive taxable years and then seeks to re-qualify as a RIC, the Fund would generally be required to recognize gain to the extent of any unrealized appreciation in its assets unless the Fund elects to pay U.S. corporate income tax on any such unrealized appreciation during the succeeding 5-year period.

If the Fund fails to qualify for treatment as a RIC in any taxable year and is not eligible for relief provisions, the Fund would be subject to U.S. federal income tax on all of its taxable income at the regular corporate U.S. federal income tax rate and would be subject to any applicable U.S. state and local taxes, regardless of whether the Fund makes any distributions to Shareholders. Additionally, the Fund would not be able to deduct distributions to its Shareholders, nor would distributions to Shareholders be required to be made for U.S. federal income tax purposes. Any distributions the Fund makes generally would be taxable to Shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the current maximum rate applicable to qualifying dividend income of individuals and other non-corporate U.S. Shareholders, to the extent of the Fund’s current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. Shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the holder’s adjusted tax basis in the Fund’s Shares, and any remaining distributions would be treated as capital gain.

The remainder of this discussion assumes that the Fund will continue to qualify as a RIC for each taxable year.

The Fund’s Investments—General

Certain of the Fund’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause it to recognize income or gain without receipt of a corresponding cash payment, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Gross Income Test. The Fund intends to monitor its transactions and may make certain tax elections in order to mitigate the effects of these provisions; however, no assurance can be given that the Fund will be eligible for any such tax elections or that any elections it makes will fully mitigate the effects of these provisions.

Securities and other financial assets

Gain or loss recognized by the Fund from securities and other financial assets acquired by it, as well as any loss attributable to the lapse of options, warrants, or other financial assets taxed as options generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long the Fund held a particular security or other financial asset.

Non-U.S. Investments, including PFICs and CFCs

The Fund’s investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. Shareholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by the Fund.

If the Fund purchases shares in a PFIC, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if the Fund distributes such income as a taxable dividend to Shareholders. Additional charges in the nature of interest generally will be imposed on the Fund in respect of deferred taxes arising from any such excess distribution or gain. If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund will be required to include in gross income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Any inclusions in the Fund’s gross income resulting from the QEF election will be considered qualifying income for the purposes of the 90% Gross Income Test. Alternatively, the Fund may elect to mark-to-market at the end of each taxable year its shares in such PFIC, in which case, the Fund will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in its income. The Fund’s ability to make either election will depend on factors beyond the Fund’s control, and is subject to restrictions which may limit the availability of the benefit of these elections. Under either election, the Fund may be required to recognize in any year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether the Fund satisfies the Excise Tax Distribution Requirements. See “—Qualification and Taxation as a RIC” above.

If the Fund holds more than 10% of the shares in a non-U.S. corporation that is treated as a CFC, the Fund may be treated as receiving a deemed distribution (taxable as ordinary income or, if eligible, the preferential rates that apply to “qualified dividend income”) each year from such non-U.S. corporation in an amount equal to its pro rata share of the non-U.S. corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the non-U.S. corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of a U.S. shareholder of a CFC. In general, a non-U.S. corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. shareholders. A “U.S. shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined value or voting power of all classes of shares of a corporation. If the Fund is treated as receiving a deemed distribution from a CFC, the Fund will be required to include such distribution in its investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and the Fund must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Distribution Requirement. Income inclusions from a non-U.S. corporation that is a CFC are “good income” for purposes of the 90% Gross Income Test regardless of whether the Fund receives timely distributions of such income from the non-U.S. corporation.

Non-U.S. Currency

The Fund’s functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income, expenses or other liabilities denominated in a currency other than the U.S. dollar and the time it actually collects such income or pay such expenses or liabilities may be treated as ordinary income or loss by the Fund. Similarly, gains or losses on non-U.S. currency forward contracts, the disposition of debt denominated in a non-U.S. currency and other financial transactions denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss.

Taxation of U.S. Shareholders

The following discussion generally describes certain material U.S. federal income tax consequences of an investment in the Fund’s Shares beneficially owned by U.S. Shareholders. If you are not a U.S. Shareholder this section does not apply to you. Whether an investment in the Fund is appropriate for a U.S. Shareholder will depend upon that person’s particular circumstances. An investment in the Fund by a U.S. Shareholder may have adverse tax consequences. U.S. Shareholders should consult their own tax advisers about the U.S. federal, state, local and non-U.S. tax consequences of investing in the Fund.

Distributions on, and the Sale or Other Disposition of, the Fund’s Shares

Distributions by the Fund generally are taxable to U.S. Shareholders as ordinary income or capital gains. Distributions of the Fund’s investment company taxable income, determined without regard to the deduction for dividends paid, will be taxable as ordinary income to U.S. Shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional Shares. To the extent such distributions the Fund pays to non-corporate U.S. Shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally are taxable to U.S. Shareholders at the preferential rates applicable to long-term capital gains. Distributions of the Fund’s net capital gains (which generally are the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses) that are properly reported by the Fund as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains that are currently taxable at reduced rates in the case of non-corporate taxpayers, regardless of the U.S. Shareholder’s holding period for his, her or its Shares and regardless of whether paid in cash or reinvested in additional Shares. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. Shareholder’s adjusted tax basis in such U.S. Shareholder’s Shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. Shareholder.

The Fund generally expects to make distributions in cash but retains the discretionary ability to make distributions in-kind of securities. Shareholders should consult their own tax advisers as to the possibility of the Fund distributing securities in-kind, as well as the specific tax consequences of owning and disposing any securities actually distributed in-kind by the Fund. The Fund will ordinarily declare and pay dividends from its net investment income and distribute net realized capital gains, if any, once a year. The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of 1940 Act.

The Fund may retain some or all of its realized net long-term capital gains in excess of realized net short-term capital losses and designate the retained net capital gains as a “deemed distribution.” In that case, among other consequences, the Fund will pay tax on the retained amount and each Shareholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the Shareholder, and such Shareholder will be entitled to claim a credit equal to its allocable share of the tax paid thereon by the Fund for U.S. federal income tax purposes. The amount of the deemed distribution net of such tax will be added to the Shareholder’s cost basis for its Shares. The amount of tax that individual Shareholders will be treated as having paid and for which they will receive a credit may exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. Shareholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a U.S. Shareholder’s liability for U.S. federal income tax. A U.S. Shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form to claim a refund with respect to the allocable share of the taxes that the Fund has paid. For U.S. federal income tax purposes, the tax basis of Shares owned by a Shareholder will be increased by an amount equal to the excess of the amount of undistributed capital gains included in the Shareholder’s gross income over the tax deemed paid by the Shareholder as described in this paragraph. To utilize the deemed distribution approach, the Fund must provide written notice to Shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of its investment company taxable income as a “deemed distribution.” The Fund may also make actual distributions to its Shareholders of some or all of realized net long-term capital gains in excess of realized net short-term capital losses.

A portion of the Fund’s ordinary income dividends paid to corporate U.S. Shareholders may, if the distributions consist of qualifying distributions received by the Fund and certain other conditions are met, qualify for the 50% dividends received deduction to the extent that the Fund has received dividends from certain corporations during the taxable year, but only to the extent these ordinary income dividends are treated as paid out of earnings and profits of the Fund. The Fund expects only a small portion of the Fund’s dividends to qualify for this deduction. A corporate U.S. Shareholder may be required to reduce its basis in its Shares with respect to certain “extraordinary dividends,” as defined in Section 1059 of the Code. Corporate U.S. Shareholders should consult their own tax advisers in determining the application of these rules in their particular circumstances.

U.S. Shareholders who have not “opted-out” of the Fund’s DRIP will have their cash dividends and distributions net of any applicable U.S. withholding tax (including any amounts withheld for which a refund is available by filing a U.S. federal income tax return) automatically reinvested in additional Shares, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to U.S. Shareholders. A U.S. Shareholder will have an adjusted basis in the additional Shares purchased through the DRIP equal to the dollar amount that would have been received if the U.S. Shareholder had received the dividend or distribution in cash, unless the Fund were to issue new Shares that are trading at or above net asset value, in which case, the U.S. Shareholder’s basis in the new Shares would generally be equal to their fair market value. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the U.S. Shareholder’s account.

The Fund expects to be treated as a “publicly offered regulated investment company.” As a “publicly offered regulated investment company,” in addition to the Fund’s DRIP, the Fund may choose to pay a majority of a required dividend in Shares rather than cash. In order for the distribution to qualify for the Annual Distribution Requirement, the dividend must be payable at the election of each Shareholder in cash or Shares (or a combination of the two), but may have a “cash cap” that limits the total amount of cash paid to not less than 20% of the entire distribution. If Shareholders in the aggregate elect to receive an amount of cash greater than the Fund’s cash cap, then each Shareholder who elected to receive cash will receive a pro rata share of the cash and the rest of their distribution in Shares of the Fund. The value of the portion of the distribution made in Shares will be equal to the amount of cash for which the Shares is substituted, and the Fund’s U.S. Shareholders will be subject to tax on such amount as though they had received cash.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gains dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, a U.S. Shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s Shareholders on December 31 of the year in which the dividend was declared.

If a U.S. Shareholder receives Shares in the Fund shortly before the record date of a distribution, the value of the Shares will include the value of the distribution and such U.S. Shareholder will be subject to tax on the distribution even though it economically represents a return of its investment.

A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder redeems, sells or otherwise disposes of its Shares in the Fund. The amount of gain or loss will be measured by the difference between a U.S. Shareholder’s adjusted tax basis in the Shares sold, redeemed or otherwise disposed of and the amount realized. Any gain or loss arising from such sale, redemption or other disposition generally will be treated as long-term capital gain or loss if the U.S. Shareholder has held his, her or its Shares for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale, redemption or other disposition of the Fund’s Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Shares.

In general, U.S. Shareholders that are individuals, trusts or estates are taxed at preferential rates on their net capital gain. Such rates are lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain and ordinary income at the same maximum rate. Non-corporate U.S. Shareholders with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against its ordinary income each year; any net capital losses of a non-corporate U.S. Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

The Fund will furnish to its Shareholders as soon as practicable after the end of each calendar year information on Forms 1099-DIV to assist Shareholders in preparing their tax returns. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the preferential rates applicable to long-term capital gains). Distributions by the Fund out of current or accumulated earnings and profits also generally will not be eligible for the 20% pass through deduction under Section 199A of the Code. Distributions may also be subject to additional state, local and non-U.S. taxes depending on a U.S. Shareholder’s particular situation.

Income from Repurchases of Shares

In General. A U.S. Shareholder who participates in a repurchase of Shares will, depending on such U.S. Shareholder’s particular circumstances, and as set forth further under “Sale or Exchange Treatment” and “Distribution Treatment,” be treated either as recognizing gain or loss from the disposition of its Shares or as receiving a distribution from the Fund with respect to its Shares. Under each of these approaches, a U.S. Shareholder’s realized income and gain (if any) would be calculated differently. Under the “sale or exchange” approach, a U.S. Shareholder generally would be allowed to recognize a taxable loss (if the repurchase proceeds are less than the U.S. Shareholder’s adjusted tax basis in the Shares tendered and repurchased).

Sale or Exchange Treatment. In general, the tender and repurchase of the Fund’s Shares should be treated as a sale or exchange of the Shares by a U.S. Shareholder if the receipt of cash:

●	results in a “complete termination” of such U.S. Shareholder’s ownership of Shares in the Fund;
●	results in a “substantially disproportionate” redemption with respect to such U.S. Shareholder; or
●	is “not essentially equivalent to a dividend” with respect to the U.S. Shareholder.

In applying each of the tests described above, a U.S. Shareholder must take account of Shares that such U.S. Shareholder constructively owns under detailed attribution rules set forth in the Code, which generally treat the U.S. Shareholder as owning Shares owned by certain related individuals and entities, and Shares that the U.S. Shareholder has the right to acquire by exercise of an option, warrant or right of conversion. U.S. Shareholders should consult their tax advisers regarding the application of the constructive ownership rules to their particular circumstances.

A sale of Shares pursuant to a repurchase of Shares by the Fund generally will result in a “complete termination” if either (i) the U.S. Shareholder owns none of the Fund’s Shares, either actually or constructively, after the Shares are sold pursuant to a repurchase, or (ii) the U.S. Shareholder does not actually own any of the Fund’s Shares immediately after the sale of Shares pursuant to a repurchase and, with respect to Shares constructively owned, is eligible to waive, and effectively waives, constructive ownership of all such Shares. U.S. Shareholders wishing to satisfy the “complete termination” test through waiver of attribution should consult their tax advisers.

A sale of Shares pursuant to a repurchase of Shares by the Fund will result in a “substantially disproportionate” redemption with respect to a U.S. Shareholder if the percentage of the then outstanding Shares actually and constructively owned by such U.S. Shareholder immediately after the sale is less than 80% of the percentage of the Shares actually and constructively owned by such U.S. Shareholder immediately before the sale. If a sale of Shares pursuant to a repurchase fails to satisfy the “substantially disproportionate” test, the U.S. Shareholder may nonetheless satisfy the “not essentially equivalent to a dividend” test.

A sale of Shares pursuant to a repurchase of Shares by the Fund will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the U.S. Shareholder’s proportionate interest in the Fund. A sale of Shares that actually reduces the percentage of the Fund’s outstanding Shares owned, including constructively, by such Shareholder would likely be treated as a “meaningful reduction” even if the percentage reduction is relatively minor, provided that the U.S. Shareholder’s relative interest in Shares of the Fund is minimal (e.g., less than 1%) and the U.S. Shareholder does not exercise any control over or participate in the management of the Fund’s corporate affairs. Any person that has an ownership position that allows some exercise of control over or participation in the management of corporate affairs will not satisfy the meaningful reduction test unless that person’s ability to exercise control over or participate in management of corporate affairs is materially reduced or eliminated.

Substantially contemporaneous dispositions or acquisitions of Shares by a U.S. Shareholder or a related person that are part of a plan viewed as an integrated transaction with a repurchase of Shares may be taken into account in determining whether any of the tests described above are satisfied.

If a U.S. Shareholder satisfies any of the tests described above, the U.S. Shareholder will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and such U.S. Shareholder’s tax basis in the repurchased Shares. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the Shares exceeds one year as of the date of the repurchase. Specified limitations apply to the deductibility of capital losses by U.S. Shareholders. However, if a U.S. Shareholder’s tendered and repurchased Shares have previously paid a long-term capital gain distribution (including, for this purpose, amounts credited as an undistributed capital gain) and such Shares were held for six months or less, any loss realized will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

Distribution Treatment. If a U.S. Shareholder does not satisfy any of the tests described above, and therefore does not qualify for sale or exchange treatment, the U.S. Shareholder may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the U.S. Shareholder’s tax basis in the relevant Shares. The amount of any distribution in excess of the Fund’s current and accumulated earnings and profits, if any, would be treated as a non-taxable return of investment to the extent, generally, of the U.S. Shareholder’s basis in the Shares remaining. If the portion not treated as a dividend exceeds the U.S. Shareholder’s basis in the Shares remaining, any such excess will be treated as capital gain from the sale or exchange of the remaining Shares. Any such gain will be capital gain and will be long-term capital gain if the holding period of the Shares exceeds one year as of the date of the exchange. If the tendering U.S. Shareholder’s tax basis in the Shares tendered and repurchased exceeds the total of any dividend and return of capital distribution with respect to those Shares, the excess amount of basis from the tendered and repurchased Shares will be reallocated pro rata among the bases of such U.S. Shareholder’s remaining Shares.

Provided certain holding period and other requirements are satisfied, certain non-corporate U.S. Shareholders generally will be subject to U.S. federal income tax at a maximum rate of 20% on amounts treated as a dividend. This reduced rate will apply to: (i) 100% of the dividend if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income; or (ii) the portion of the dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund this year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gains from such sales exceeds net long-term capital loss from such sales) for that taxable year. Such a dividend will be taxed in its entirety, without reduction for the U.S. Shareholder’s tax basis of the repurchased Shares. To the extent that a tender and repurchase of a U.S. Shareholder’s Shares is treated as the receipt by the U.S. Shareholder of a dividend, the U.S. Shareholder’s remaining adjusted basis (reduced by the amount, if any, treated as a return of capital) in the tendered and repurchased Shares will be added to any Shares retained by the U.S. Shareholder.

To the extent that cash received in exchange for Shares is treated as a dividend to a corporate U.S. Shareholder, (i) it may be eligible for a dividends-received deduction to the extent attributable to dividends received by the Fund from domestic corporations, and (ii) it may be subject to the “extraordinary dividend” provisions of the Code. Corporate U.S. Shareholders should consult their tax advisors concerning the availability of the dividends-received deduction and the application of the “extraordinary dividend” provisions of the Code in their particular circumstances.

If the sale of Shares pursuant to a repurchase of Shares by the Fund is treated as a dividend to a U.S. Shareholder rather than as an exchange, the other Shareholders, including any non-tendering Shareholders, could be deemed to have received a taxable stock distribution if such Shareholder’s interest in the Fund increases as a result of the repurchase. This deemed dividend would be treated as a dividend to the extent of current or accumulated earnings and profits allocable to it. A proportionate increase in a U.S. Shareholder’s interest in the Fund will not be treated as a taxable distribution of Shares if the distribution qualifies as an isolated redemption of Shares as described in Treasury regulations. All Shareholders are urged to consult their tax advisors about the possibility of deemed distributions resulting from a repurchase of Shares by the Fund.

Taxation of Tax-Exempt Investors

Under current law, the Fund generally serves to prevent the attribution to Shareholders of unrelated business taxable income (“UBTI”) from being realized by its tax-exempt Shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares if such tax-exempt Shareholder borrows to acquire its Shares.

Taxation of Non-U.S. Shareholders

A “Non-U.S. Shareholder” generally is a beneficial owner of Shares that is not a U.S. Shareholder or an entity treated as a partnership for U.S. federal income tax purposes. This includes nonresident alien individuals, non-U.S. trusts or estates and non-U.S. corporations. Whether an investment in Shares is appropriate for a Non-U.S. Shareholder will depend upon that person’s particular circumstances. An investment in Shares may have adverse tax consequences as compared to a direct investment in the assets in which the Fund will invest. Non-U.S. Shareholders should consult their tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and non-U.S. tax consequences of an investment in Shares, including applicable tax reporting requirements.

Distributions of “investment company taxable income” to Non-U.S. Shareholders (other than U.S.-source interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally will be free of withholding as discussed in the following paragraph) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of a Non-U.S. Shareholder. If the distributions are effectively connected with a U.S. trade or business of a Non-U.S. Shareholder, and, if required pursuant to an applicable income tax treaty with the United States, attributable to a permanent establishment in the United States, the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. Shareholders, and the Fund will not be required to withhold U.S. federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. Shareholder that is a non-U.S. partnership or a non-U.S. trust, and such entities are urged to consult their tax advisers.

Properly reported dividends received by a Non-U.S. Shareholder are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over its long-term capital loss for such taxable year). In order to qualify for this exemption from withholding, a Non-U.S. Shareholder must comply with applicable certification requirements relating to its Non-U.S. status (including, in general, furnishing an IRS Form W-8BEN (for individuals), IRS Form W-8BEN-E (for entities) or an acceptable substitute or successor form). In certain circumstances, it may not be possible to determine whether withholding is required on a particular distribution at the time the distribution is made, in which case the Fund may withhold from the distribution, and the Non-U.S. Shareholder may be required to file a U.S. federal income tax return in order to obtain a refund of any excess withholding, and the amount of any withholding will not be treated as reinvested. Also, in the case of Shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. Shareholders should contact their tax advisors and intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of the Fund’s net capital gains to a Non-U.S. Shareholder, and gains realized by a Non-U.S. Shareholder upon the sale or redemption of Shares, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Shareholder in the United States,) or, in the case of an individual, the Non-U.S. Shareholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a Non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. Shareholder’s allocable share of the corporate-level tax the Fund pays on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For corporate Non-U.S. Shareholders, distributions (both cash and in Shares), and gains realized upon the sale or redemption of Shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A Non-U.S. Shareholder may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Shareholder provides the Fund or the Administrator, as applicable, with an IRS Form W-8BEN, IRS Form W-8BEN-E or an acceptable substitute form or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Shareholder or otherwise establishes an exemption from backup withholding.

Pursuant to U.S. withholding provisions commonly referred to as the Foreign Account Tax Compliance Act (“FATCA”), payments of most types of income from sources within the United States (as determined under applicable U.S. federal income tax principles), such as interest and dividends, to a foreign financial institution, investment funds, and other non-U.S. persons generally will be subject to a 30% U.S. federal withholding tax, unless certain information reporting and other applicable requirements are satisfied. Any Non-U.S. Shareholder that either does not provide the relevant information or is otherwise not compliant with FATCA may be subject to this withholding tax on certain distributions from the Fund. Any taxes required to be withheld under these rules must be withheld even if the relevant income is otherwise exempt (in whole or in part) from withholding of U.S. federal income tax, including under an income tax treaty between the United States and the beneficial owner’s country of tax residence. Each Non-U.S. Shareholder should consult its tax adviser regarding the possible implications of this withholding tax (and the reporting obligations that will apply to such Non-U.S. Shareholder, which may include providing certain information in respect of such Non-U.S. Shareholder’s beneficial owners).

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a U.S. Shareholder recognizes a loss with respect to Shares of the Fund in excess of $2 million or more for a non-corporate U.S. Shareholder or $10 million or more for a corporate U.S. Shareholder in any single taxable year, such Shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of “portfolio securities” in many cases are excepted from this reporting requirement, but, under current guidance, equity owners of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. Shareholders should consult their tax advisor to determine the applicability of these regulations in light of their individual circumstances.

Net Investment Income Tax

An additional 3.8% surtax applies to the net investment income of non-corporate U.S. Shareholders (other than certain trusts) on the lesser of (i) the U.S. Shareholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. Shareholder’s modified adjusted gross income for the taxable year over $200,000 ($250,000 in the case of joint filers). For these purposes, “net investment income” generally includes interest and taxable distributions and deemed distributions paid with respect to Shares, and net gain attributable to the disposition of Shares (in each case, unless the Shares are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to these distributions or this net gain.

Information Reporting and Backup Withholding

The Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable distributions payable U.S. Shareholders (a) who fail to provide the Fund with their correct taxpayer identification numbers (TINs) or who otherwise fail to make required certifications or (b) with respect to whom the IRS notifies the Fund that this U.S. Shareholder is subject to backup withholding. Certain U.S. Shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding but may be required to provide documentation to establish their exempt status. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the U.S. Shareholder’s U.S. federal income tax liability if the appropriate information is timely provided to the IRS. Failure by a U.S. Shareholder to furnish a certified TIN to the Fund could subject the U.S. Shareholder to a penalty imposed by the IRS.

ALL SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE U.S. FEDERAL INCOME AND WITHHOLDING TAX CONSEQUENCES, AND STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES, OF AN INVESTMENT IN THE FUND’S SHARES.

CUSTODIAN

[ ] serves as the custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the 1940 Act and the rules thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is [ ].

ADMINISTRATION AND ACCOUNTING SERVICES

The Fund has entered into an Administration and Fund Accounting Agreement with [ ] under which the Administrator performs certain administration and accounting services for the Fund, including, among other things: customary fund accounting services, including computing the Fund’s net asset values and maintaining books, records and other documents relating to the Fund’s financial and portfolio transactions, and customary fund administration services, including assisting the Fund with regulatory filings, tax compliance and other oversight activities. In consideration for these services, the Fund pays the Administrator tiered fees based on the average monthly net asset value of the Fund, subject to a minimum annual fee, as well as certain other fixed, per-account or transactional fees. The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund.

The Administrator’s principal business address is [ ].

TRANSFER AGENT AND DIVIDEND PAYING AGENT

[ ], whose principal business address is [ ], serves as the Fund’s transfer agent and dividend paying agent with respect to the Shares.

FISCAL YEAR; REPORTS TO SHAREHOLDERS

The Fund’s fiscal year is the 12-month period ending on [ ]. The Fund’s taxable year is the 12-month period ending on [ ].

The Fund will provide Shareholders with an audited annual report and an unaudited semi-annual report within 60 days after the close of the reporting period for which the report is being made, or as otherwise required by the 1940 Act.

The Fund will furnish to Shareholders as soon as practicable after the end of each calendar year information on Form 1099-DIV to assist Shareholders in preparing their tax returns.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[ ] serves as the independent registered public accounting firm of the Fund. Its principal business address is [ ].

LEGAL COUNSEL

Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036, serves as legal counsel to the Fund. No attorney-client relationship exists, however, between Dechert LLP and any other person solely by reason of such other person investing in the Fund.

NORTH HAVEN STRATEGIC CREDIT FUND

Class S Shares

Class D Shares

Class I Shares

PROSPECTUS

[    ], 2026

All dealers that effect transactions in these Shares, whether or not participating in this offering, may be required to deliver a Prospectus.

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

SUBJECT TO COMPLETION, DATED April 3, 2026

NORTH HAVEN STRATEGIC CREDIT FUND

Class S Shares

Class D Shares

Class I Shares

[    ], 2026

North Haven Strategic Credit Fund (the “Fund”) is a newly organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund. This Statement of Additional Information (“SAI”) relating to the Shares does not constitute a prospectus, but should be read in conjunction with the Prospectus relating thereto dated [ ], 2026. This SAI, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing Shares, and investors should obtain and read the Prospectus prior to purchasing such Shares. A copy of the Prospectus may be obtained without charge by calling (212) 761-4000, by writing to the Fund at 1585 Broadway, New York, NY 10036 or by visiting [fund website]. You may also obtain a copy of the Prospectus on the SEC’s website at http://www.sec.gov. Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

References to the Investment Company Act of 1940, as amended (the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the U.S. Securities and Exchange Commission (the “SEC”), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the SEC, SEC staff or other authority.

ADDITIONAL INVESTMENT POLICIES

The investment objective and the principal investment strategies of the Fund, as well as the principal risks associated with such investment strategies, are set forth in the Prospectus. The following disclosure supplements the disclosure set forth under the captions “Investment Objective and Strategy” and “Risks” in the Prospectus and does not, by itself, present a complete or accurate explanation of the matters discussed. Prospective investors also should refer to “Investment Objective and Strategy” and “Risks” in the Prospectus for a complete presentation of the matters disclosed below.

Fundamental Policies

The following restrictions are the Fund’s only fundamental policies—that is, policies that cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (a “1940 Act Vote”). For the purposes of the foregoing, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The other policies and investment restrictions are not fundamental polices of the Fund and may be changed by the Fund’s Board without shareholder approval and on prior notice to Shareholders. If a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. Under its fundamental restrictions:

1.	Underwriting: The Fund may engage in the business of underwriting the securities of other issuers to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2.	Lending: The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3.	Senior Securities: The Fund may issue senior securities or borrow money to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4.	Real Estate: The Fund may purchase or sell real estate to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5.	Commodities: The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

1

6.	Concentration: Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

7.	Quarterly Repurchases: The Fund has adopted a fundamental investment policy that it will make quarterly repurchase offers pursuant to Rule 23c-3 under the 1940 Act, as such rule may be amended from time to time (“Rule 23c-3”), to repurchase between 5% and 25% of its outstanding common shares at net asset value per share (“NAV”), unless suspended or postponed in accordance with regulatory requirements. When a quarterly repurchase offer commences, the Fund will send written notice to each shareholder at least twenty-one (21) days before the date by which shareholders can request that their shares be repurchased in response to a repurchase offer (the “Repurchase Request Deadline”). The Repurchase Request Deadline will be established by the Board in accordance with Rule 23c-3, which requires the Repurchase Request Deadline to be no less than 21 days and no more than 42 days after the fund sends notification to shareholders of the repurchase offer. The repurchase price will be the NAV of the Fund as determined at the close of business on a date (the “Repurchase Pricing Date”) that will generally be the same date as the Repurchase Request Deadline, but that may be up to fourteen (14) calendar days following the Repurchase Request Deadline, or on the next business day if the fourteenth day is not a business day.

The following notations are not considered to be part of the Fund’s fundamental restrictions and are subject to change without shareholder approval.

With respect to the fundamental policy relating to underwriting set forth above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the Securities Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the Securities Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the Securities Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act.

With respect to the fundamental policy relating to lending set forth above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) The Fund also will be permitted by this policy to make loans of money, including to other funds. The policy above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth above, “senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

2

With respect to the fundamental policy relating to borrowing money set forth above, the 1940 Act requires the Fund to maintain at all times an asset coverage of at least 300% of the amount of its borrowings. For the purpose of borrowing money, “asset coverage” means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowings under the 1940 Act, such as the purchasing of securities on a when-issued or delayed delivery basis, entering into reverse repurchase agreements, credit default swaps or futures contracts, engaging in short sales and writing options on portfolio securities, so long as the Fund complies with an applicable exemption in Rule 18f-4. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period. The policy above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to real estate set forth above, the 1940 Act does not prohibit a fund from owning real estate. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. The policy above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). If the Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth above, the 1940 Act does not define what constitutes “concentration” in an industry or groups of industries. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy above will be interpreted to refer to concentration as that term may be interpreted from time to time. In addition, the term industry will be interpreted to include a related group of industries. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities (including, for the avoidance of doubt, U.S. agency mortgage-backed securities); securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to the Fund’s industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the Adviser. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Adviser may classify an issuer accordingly. Accordingly, the composition of an industry or group of industries may change from time to time. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.

3

The Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Policies

The Fund’s investment objective is non-fundamental and may be changed with the approval of the Fund’s Board with prior notice to Shareholders.

The Fund has a non-fundamental investment policy to invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in Credit Investments. The Fund may change this 80% policy without shareholder approval upon at least 60 days’ prior written notice to shareholders.

INVESTMENT PRACTICES, TECHNIQUES AND RISKS

The following information supplements the discussion of the Fund’s investment objective, policies, techniques and risks that are described in the Prospectus. The Fund may invest in the following instruments and use the following investment techniques, subject to any limitations set forth in the Prospectus. There is no guarantee the Fund will buy all of the types of securities or use any or all of the investment techniques described herein.

Bank Loan Assignments and Participations

The Fund’s investment program may include bank loan assignments and participations. These obligations are subject to unique risks, including (i) the possible avoidance of an investment transaction as a “preferential transfer,” “fraudulent conveyance” or “fraudulent transfer,” among other avoidance actions, under relevant bankruptcy, insolvency and/or creditors’ rights laws; (ii) so-called “lender liability” claims by the issuer of the obligations; (iii) environmental liabilities that may arise with respect to collateral securing the obligations; (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations; and (v) the contractual nature of participations where the Fund takes on the credit risk of the participant rather than the actual borrower.

The Fund may acquire interests in loans either directly or indirectly (by way of assignment or participation). The Fund typically acquires loans directly, but may in some instances purchase loans by assignment or participation. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a contracting party under the loan agreement with respect to the loan; however, its rights can be more restricted than those of the assigning institution. Participation in a portion of a loan typically results in a contractual relationship only with the institution participating out the interest and not with the obligor. The Fund would, in such a case, have the right to receive payments of principal and interest to which it is entitled only from the institution selling the participation, and not directly from the obligor, and only upon receipt by such institution of such payments from the obligor. As the owner of a participation, the Fund generally will have no direct right to enforce compliance by the obligor with the terms of the loan agreement or to vote on amendments to the loan agreement, nor any rights of set-off against the obligor, and the Fund may not directly benefit from collateral supporting the loan in which it has purchased the participation. In addition, in the event of the insolvency of the selling institution, the Fund may be treated as a general creditor of such selling institution, and may not have any exclusive or senior claim with respect to the selling institution’s interest in, or the collateral with respect to, the applicable loan. Consequently, the Fund will assume the credit risk of both the obligor and the institution selling the participation to the Fund. As a result, concentrations of participations from any one selling institution subject the Fund to an additional degree of risk with respect to defaults by such selling institution. In addition, because bank loans are not typically registered under the federal securities laws like stocks and bonds, investors in loans have less protection against improper practices than investors in registered securities.

4

Rights Offerings and Warrants to Purchase

The Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the warrant holders to subscribe for and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe for additional shares is not exercised prior to the rights’ or warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the related security’s market price such as when there is no movement in the level of the underlying security. In addition, the shares purchased upon exercise of the warrants may not be immediately liquid and the value of such shares may fluctuate.

Equity Securities

In addition to common stock, the Fund may invest in other equity securities, such as depositary receipts. Depositary Receipts. The Fund may hold investments in sponsored and unsponsored American depositary receipts (“ADRs”), European depositary receipts (“EDRs”), global depositary receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as continental depositary receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present the additional investment considerations of non-U.S. securities.

Cash Equivalents and Short-Term Debt Securities

For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash equivalents and short-term debt securities. Short-term debt securities are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, the securities of which are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, the securities of which are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, the securities of which are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, the securities of which are supported only by its credit. The U.S. government securities in which the Fund may invest may pay fixed, floating, variable or adjustable interest rates. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate. The economic crisis in the United States during 2008 and 2009 negatively impacted government-sponsored entities. As the real estate market deteriorated through declining home prices and increasing foreclosure, government-sponsored entities, which back the majority of U.S. mortgages, experienced extreme volatility, and in some cases, a lack of liquidity. The Adviser will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

5

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Adviser will monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser will do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

When-Issued and Forward Commitment Securities

The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. Securities purchased on a when-issued or forward-settling basis will be deemed not to involve a senior security, provided that: (i) the Fund intends to physically settle the transaction; and (ii) the transaction will settle within 35 days of its trade date. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions. Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates.

6

Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully invested may result in greater potential fluctuation in the Fund’s NAV. The risks and effect of settlements in the ordinary course on the Fund’s NAV are not the same as the risks and effect of when-issued and forward commitment securities. The purchase price of when-issued and forward commitment securities are expressed in yield terms, which reference a floating rate of interest, and is therefore subject to fluctuations of the security’s value in the market from the date of the Fund’s commitment (the “Commitment Date”) to the date of the actual delivery and payment for such securities (the “Settlement Date”). There is a risk that, on the Settlement Date, the Fund’s payment of the final purchase price, which is calculated on the yield negotiated on the Commitment Date, will be higher than the market’s valuation of the security on the Settlement Date. This same risk is also borne if the Fund disposes of its right to acquire a when-issued security, or its right to deliver or receive, a forward commitment security, and there is a downward market movement in the value of the security from the Commitment Date to the Settlement Date. In some instances, no income accrues to the Fund during the period from the Commitment Date to the Settlement Date. On the other hand, the Fund may incur a gain if the Fund invests in when-issued and forward commitment securities and correctly anticipates the rise in interest rates and prices in the market. The settlements of secondary market purchases of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e., T+7 for par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively) are subject to the delayed compensation mechanics prescribed by the Loan Syndications and Trading Association (“LSTA”). For par loans, income accrues to the buyer of the senior loan (the “Buyer”) during the period beginning on the last date by which the senior loan purchase should have settled (T+7) to and including the actual settlement date. Should settlement of a par senior loan purchase in the secondary market be delayed beyond the T+7 period prescribed by the LSTA, the Buyer is typically compensated for such delay through a payment from the seller of the senior loan (this payment may be netted from the wire released on settlement date for the purchase price of the senior loan paid by the Buyer). In brief, the adjustment is typically calculated by multiplying the notional amount of the trade by the applicable margin in the Loan Agreement prorated for the number of business days (calculated using a year of 360 days) beyond the settlement period prescribed by the LSTA, plus any amendment or consent fees that the buyer should have received. Furthermore, the purchase of a senior loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Fund is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.

Other Fund Strategies

Short Sales

The Fund may engage in short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own as a means of attractive financing for purchasing other assets or in anticipation that the market price of that security will decline. The Fund may make short sales for financing, for risk management, to maintain portfolio flexibility or to enhance income or gain.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund’s obligation to replace the borrowed security may be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund may also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Short selling involves a number of risks. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may, but is not expected to, have substantial short positions and may engage in short sales where it does not own or have the immediate right to acquire the security sold short, and as such must borrow those securities to make delivery to the buyer under the short sale transaction. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund may not be able to successfully implement any short sale strategy it employs due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

7

Until the Fund replaces a security borrowed in connection with a short sale, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position.

Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund’s ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract. In such instances, the Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding.

In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer.

MANAGEMENT OF THE FUND

Further Information Regarding Management of the Fund

Information regarding the Trustees and Officers of the Fund, including brief biographical information, is set forth below.

Board of Trustees

The Trustees of the Fund, their ages, addresses, positions held, lengths of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other Trusteeships, if any, held by the Trustees, are shown below. The Trustees have been divided into two groups—Interested Trustees and Independent Trustees. As set forth in the Fund’s Declaration of Trust, each Trustee’s term of office shall continue until his or her death, resignation or removal. The address of each Trustee is care of the Secretary of the Fund at 1585 Broadway, New York, NY 10036.

Name, Position(s) Held with Registrant and Year of Birth*	Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
[ ]	[ ]	[ ]	[ ]	[ ]
Interested Trustee***
[ ]	[ ]	[ ]	[ ]	[ ]

*	[Each of the Independent Trustees serves on the Board’s Audit and Nominating and Governance Committees].
**	“Fund Complex” comprises registered investment companies for which the Adviser or an affiliate of the Adviser serves as investment adviser.
***	“Interested person,” as defined in the 1940 Act, of the Fund. [ ] is an interested person of the Fund due to their affiliation with the Adviser.

8

Officers

Certain biographical and other information relating to the officers of the Fund who are not Trustees, is set forth below, including their ages, addresses, positions held, lengths of time served and their principal business occupations during the past five years.

Name, Position(s) held with Registrant, Year of Birth and Address*	Length of Time Served	Principal Occupation During Past 5 Years
[ ]	[ ]	[ ]

*	The address of each officer is care of the Secretary of the Fund at 1585 Broadway, New York, NY 10036.

Biographical Information and Discussion of Experience and Qualifications of Trustees

The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this SAI, that each Trustee should serve as a Trustee of the Fund.

Independent Trustees

[ ]

Interested Trustee

[ ]

Trustee Share Ownership

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies Overseen by the Trustee as of [ ], 2026, is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees:
[ ]	[ ]	[ ]
Interested Trustee***:
[ ]	[ ]	[ ]

[As the Fund is newly-offered, as of [ ], 2026, none of the Trustees or officers of the Fund, as a group, owned any Shares of the Fund.]

9

As to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities of an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

Trustee Compensation

The Fund’s Trustees who do not also serve in an executive officer capacity for the Fund or the Adviser are entitled to receive annual cash retainer fees and annual fees for serving as a committee chairperson, each paid quarterly, and may be reimbursed for expenses incurred in connection with service as a Trustee. The following table sets forth the anticipated compensation to be paid to the Fund’s Independent Trustees for the Fund’s initial fiscal year. The Fund will not pay compensation to its Trustees who also serve in an executive officer capacity for the Fund or the Adviser.

Name of Person, Position	Aggregate Compensation from the Fund			Pension or Retirement Benefits Accrued As Part of Fund Expenses			Estimated Annual Benefits Upon Retirement			Total Compensation from Fund Complex
Independent Trustees:
[ ]	$	[	]	$	[	]	$	[	]	$	[	]

Compensation of the Portfolio Managers

The Adviser’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.

The Adviser’s disciplined pay-for-performance framework focuses on total compensation—base salary and incentive pay - so that pay is commensurate with the overall performance of the Adviser, respective businesses and individual performance. This includes a discretionary approach to assess the employee’s performance throughout the year against four broad dimensions - business results, client/customer/stakeholder, teamwork and leadership, and risk, controls and conduct. These performance dimensions consider short, medium and long-term priorities that drive sustained shareholder value, while accounting for risk, controls, and conduct objectives. To seek to promote a proper pay-for-performance alignment, the Adviser does not assign relative weightings to these dimensions and also considers other relevant factors, including market practices. When conducting this assessment of performance, for select portfolio managers, regard is given to the performance of relevant funds/ strategies managed by the portfolio manager.

An individual performance assessment, in addition to the overall performance of the relevant business unit and investment team, is integrated into the final assessment of incentive compensation for an individual portfolio manager as part of the assessment of business results.

Feedback from the Adviser’s risk and control professions is considered in assessing performance.

The Adviser seeks to maintain a balanced total compensation program comprised of a mix of fixed compensation (including a competitive base salary and, for certain employees, a fixed cash allowance), and variable compensation in the form of cash incentives, and long-term incentives in the form of equity based and/or fund-tracking incentives that vest over time.

10

Other Accounts Managed by the Portfolio Managers

The following table lists the number and types of accounts, other than the Fund, managed by the Fund’s primary portfolio managers and assets under management in those accounts, as of [ ], 2026.

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
[ ]
Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

As the Fund has not yet commenced investment operations, none of the Fund’s primary portfolio managers owned Shares as of the date of this SAI.

Codes of Ethics

The Fund, the Adviser and the Distributor, have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restrict certain personal securities transactions. Personnel subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the applicable code’s requirements. The codes of ethics are included as exhibits to the registration statement of which this Statement of Additional Information forms a part. In addition, the codes of ethics are available on the EDGAR database on the SEC’s website at http://www.sec.gov. Shareholders may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Proxy Voting Policies

The Fund’s Board of Trustees has adopted MSIM’s policy and procedures for voting proxies, the Equity Proxy Voting Policy and Procedures (the “Policy”) that incorporate guidelines for voting proxies on specific types of issues with respect to securities by the Fund. This policy also applies to the Adviser. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards. The Adviser will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. The Adviser will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board.

The Adviser will not vote proxies unless the investment management agreement, investment advisory agreement or other authority explicitly authorizes the Adviser to vote proxies.

The Adviser will vote proxies in a prudent and diligent manner and in the best interests of the Fund, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”) and this Policy. In addition to voting proxies of portfolio companies, MSIM routinely engages with or, in some cases, may engage a third party to engage with, the management or board of companies in which the Fund invests on a range of environmental, social and governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where the Fund has larger positions, voting issues are material or where the Adviser believes the Adviser can make a positive impact on the governance structure. MSIM’s engagement process, through private communication with companies, allows us to understand the governance structures at investment companies and better inform the Adviser’s voting decisions.

11

Retention and Oversight of Proxy Advisory Firms

ISS and Glass Lewis (together with other proxy research providers as the Fund may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations.

To facilitate proxy voting, MSIM has retained Research Providers to provide company level reports that summarize key data elements contained within an issuer’s proxy statement. Although the Adviser is aware of the voting recommendations included in the Research Providers’ company level reports, these recommendations are not an input into the Adviser’s vote nor is any potential vote pre-populated based on a Research Provider’s research. MSIM votes all proxies based on its own proxy voting policies in the best interests of each client. In addition to research, MSIM retains ISS to provide vote execution, reporting, and record keeping services.

As part of MSIM’s ongoing oversight of the Research Providers, MSIM performs periodic due diligence on the Research Providers. Topics of the reviews include, but are not limited to, conflicts of interest, methodologies for developing their policies and vote recommendations, and resources.

Voting Proxies for Certain Non-U.S. Companies

Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to:

(i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the Fund’s voting instructions. As a result, the Adviser votes clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

Information regarding how the Adviser voted proxies related to the Fund’s portfolio holdings during the 12-month period ending June 30 will be available, without charge, upon request by calling collect (212) 761-4000, and on the SEC’s website at www.sec.gov.

PORTFOLIO TRANSACTIONS

Investment Decisions and Portfolio Transactions

Pursuant to the Advisory Agreement, the Adviser determines, subject to the general supervision of the Board and in accordance with the Fund’s investment objective and restrictions, which securities are to be purchased and sold by the Fund and which brokers are to be eligible to execute its portfolio transactions. The Adviser operates independently in providing services to its clients. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, for example, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Adviser is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

12

On behalf of the Fund, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Fund unless otherwise prohibited. See “Investment Strategies and Policies.”

On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, including other funds, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Fund. In some instances, the allocation procedure might not permit the Fund to participate in the benefits of the aggregated trade.

Best Execution; Soft Dollars

In choosing brokers and dealers, the Adviser will not be required to consider any particular criteria. For the most part, the Adviser will seek the best combination of brokerage cost and execution quality. However, the Adviser will not be required to select the broker or dealer that charges the lowest transaction cost, even if that broker provides execution quality comparable to other brokers or dealers. the Adviser may consider the value of various services or products, beyond execution, that a broker-dealer provides to the Fund and/or the Adviser. Selecting a broker-dealer in recognition of such other services or products is known as paying for those services or products with “soft dollars.” Because many of those services could benefit the Adviser, the Adviser has a conflict of interest in allocating the Fund’s brokerage business.

The Adviser intends to comply with Section 28(e) of the U.S. Securities Exchange Act of 1934, as amended (the “1934 Act”), except with respect to securities transactions for which Section 28(e) is unavailable. Under Section 28(e), the Adviser’s use of the Fund’s commission dollars to acquire research products and services is not a breach of its fiduciary duty to the Fund—even if the brokerage commissions paid are higher than the lowest available—so long as (among certain other requirements) the Adviser determines that the commissions are reasonable compensation for both the brokerage services and the research acquired. For these purposes, “research” means services or products used to provide lawful and appropriate assistance to the Adviser in making investment decisions for its clients. The types of research the Adviser may acquire include: reports or other information about particular companies or industries; economic surveys and analyses; recommendations as to specific securities; financial publications; portfolio evaluation services; financial database software and services; computerized news, pricing and order-entry services; and other products or services that may enhance the Adviser’s investment decision-making. The “safe harbor” under Section 28(e) applies to the use of the Fund’s “soft dollars” even when the research acquired is used in making investment decisions for clients other than the Fund. Therefore, under Section 28(e), research obtained with soft dollars generated by the Fund could be used by the Adviser or its affiliates to benefit accounts other than the Fund. Conversely, the research information provided to the Adviser by brokers through which other clients of the Adviser or its affiliates effect securities transactions could be used by the Adviser or its affiliates in providing services to the Fund. Additionally, when the Adviser uses client brokerage commissions to obtain research or other services, the Adviser receives a benefit because it does not have to produce or pay for the research, products or services itself. As a result, the Adviser has an incentive to select a particular broker-dealer in order to obtain the research, products or other services from that broker-dealer, rather than to obtain the lowest price for execution. The safe harbor is not available where transactions are effected on a principal basis with a mark-up or mark-down paid to the broker-dealer and is not available for services or products that do not constitute research.

CERTAIN ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangements or entities subject to the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (an “ERISA Plan”), and persons who are fiduciaries with respect to an “individual retirement account” (an “IRA”), Keogh Plan or another arrangement or entity which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) (together with ERISA Plans, “Benefit Plans”) should consider, among other things, the matters described below before determining whether to invest in the Fund.

13

The following discussion of certain ERISA considerations is based on statutory authority and judicial and administrative interpretations as of the date of this SAI and is designed only to provide a general understanding of certain basic issues. Accordingly, this discussion should not be considered legal advice and the trustees and other fiduciaries of each Benefit Plan are encouraged to consult their own legal advisors on these matters.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. Fiduciaries of such plans or arrangements also should confirm that investment in the Fund is consistent, and complies, with the governing provisions of the plan or arrangement, including any eligibility and nondiscrimination requirements that may be applicable under law with respect to any “benefit, right or feature” affecting the qualified status of the plan or arrangement, which may be of particular importance for participant-directed plans. If a fiduciary with respect to any such ERISA Plan breaches its responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself may be held liable for losses incurred by the ERISA Plan as a result of such breach. Fiduciaries of Benefit Plans that are not subject to Title I of ERISA but that are subject to Section 4975 of the Code (such as IRAs and Keogh Plans) should consider carefully these same factors.

The DOL has adopted regulations, which, along with Section 3(42) of ERISA (collectively, the “Plan Assets Rules”), treat the assets of certain pooled investment vehicles as “plan assets” for purposes of, and subject to, Title I of ERISA and Section 4975 of the Code (“Plan Assets”). The Plan Assets Rules provide, however, that, in general, funds registered as investment companies under the 1940 Act are not deemed to be subject to the fiduciary responsibility provisions of ERISA or Section 4975 of the Code merely because of investments made in the fund by Benefit Plans. Accordingly, the underlying assets of the Fund should not be considered to be the Plan Assets of the Benefit Plans investing in the Fund for purposes of ERISA’s (or the Code’s) fiduciary responsibility and prohibited transaction rules. Thus, the Adviser should not be considered a fiduciary within the meaning of ERISA or the Code by reason of its authority with respect to the Fund.

The Fund will require a Benefit Plan (and each person causing such Benefit Plan to invest in the Fund) to represent that it, and any such fiduciaries responsible for such Benefit Plan’s investments (including in its individual or corporate capacity, as may be applicable), are aware of and understand the Fund’s investment objective, policies and strategies, that the decision to invest Plan Assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

Benefit Plans may be required to report certain compensation paid by the Fund (or by third parties) to the Fund’s service providers as “reportable indirect compensation” on Schedule C to IRS Form 5500 (“Form 5500”). To the extent that any compensation arrangements described herein constitute reportable indirect compensation, any such descriptions are intended to satisfy the disclosure requirements for the alternative reporting option for “eligible indirect compensation,” as defined for purposes of Schedule C to Form 5500.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI is general, does not purport to be a thorough analysis of ERISA or the Code, may be affected by future publication of regulations and rulings and should not be considered legal advice. Potential investors that are Benefit Plans and their fiduciaries should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares. Employee benefit plans that are not subject to the requirements of ERISA or Section 4975 of the Code (such as governmental plans, non-U.S. plans and certain church plans) may be subject to similar rules under other applicable laws or documents, and also should consult their own advisers as to the propriety of an investment in the Fund.

14

By acquiring Shares of the Fund, a Shareholder acknowledges and agrees that: (i) any information provided by the Fund, the Adviser or any of their respective affiliates (including information set forth in the Prospectus and this SAI) is not a recommendation to invest in the Fund and that none of the Fund, the Adviser or any of their respective affiliates is undertaking to provide any investment advice to the Shareholder (impartial or otherwise), or to give advice to the Shareholder in a fiduciary capacity in connection with an investment in the Fund and, accordingly, no part of any compensation received by the Adviser or any of its affiliates is for the provision of investment advice to the Shareholder; and (ii) the Adviser and its affiliates have a financial interest in the Shareholder’s investment in the Fund on account of the fees and other compensation they expects to receive from the Fund as disclosed in this SAI, the Prospectus, the Declaration of Trust and the other documents governing the Fund.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Shareholders who beneficially own more than 25% of the outstanding voting securities of the Fund may be deemed to be a “control person” of the Fund for purposes of the 1940 Act. As of [ ], the Fund had not commenced investment operations and the only Shares of the Fund were owned by an affiliate of the Adviser.

FINANCIAL STATEMENTS

[To be provided by amendment.]

15

PART C: OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements:

Part A: None.

Part B: Report of Independent Registered Public Accounting Firm, Statement of Assets and Liabilities, Notes to Financial Statements.(2)

(2)	Exhibits:

(a)	(1)	Certificate of Trust (1)
	(2)	Declaration of Trust (1).
	(3)	Amended and Restated Agreement and Declaration of Trust (2).

(b)	Bylaws (2).
(c)	Not applicable.
(d)	Form of Multiple Class Plan (2).
(e)	Form of Dividend Reinvestment Plan (2).
(f)	Not applicable.
(g)	Form of Investment Advisory Agreement (2).

(h)	(1)	Form of Distribution Agreement (2).
	(2)	Form of Selected Intermediary Agreement (2).
	(3)	Form of Distribution and Servicing Plan (2).

(i)	Not applicable.
(j)	Custody Agreement (2).
(k)	(1) Transfer Agency and Service Agreement (2).
(2) Form of Administration Agreement (2).
(3) Form of Expense Limitation Agreement (2).
(4) Form of Advisory Fee Waiver Agreement (2).
(l)	Opinion and Consent of Dechert LLP (2).
(m)	Not applicable.
(n)	Consent of Independent Registered Public Accounting Firm (2).
(o)	Not applicable.
(p)	Form of Initial Subscription Agreement (2).

(q)	Not applicable.

(r)	(1)	Code of Ethics of the Registrant (2).
	(2)	Code of Ethics of the Adviser (2).
	(3)	Code of Ethics of MS Capital Partners Adviser Inc. (2).
	(4)	Code of Ethics of Morgan Stanley Investment Management Limited (2).

(s)	Power of Attorney (2).

(1)	Filed herewith.
(2)	To be filed by amendment.

Item 26. Marketing Arrangements

See the Distribution Agreement and Selected Intermediary Agreement, forms of which will be filed as Exhibit [(h)(1)] and [(h)(2)], respectively, to this Registration Statement.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Securities and Exchange Commission Registration Fees	$[ ]
FINRA Fees	$[ ]
Blue Sky Fees	$[ ]
Legal Fees and Expenses	$[ ]
Printing Expenses	$[ ]
Miscellaneous	$[ ]
Total	$[ ]

Item 28. Persons Controlled by or Under Common Control with the Registrant

[No person is directly or indirectly controlled by or under common control with the Registrant. The Adviser was formed under the laws of the State of Delaware. Additional information regarding the Adviser is set out in its Form ADV, as filed with the Securities and Exchange Commission (File No. 801-15757).]

Item 29. Number of Holder of Securities

As of [ ], 2026:

Title of Class	Number of Record Holders
Shares of Beneficial Interest, Class S	[ ]
Shares of Beneficial Interest, Class D	[ ]
Shares of Beneficial Interest, Class I	[ ]

Item 30. Indemnification

Reference is made to [Article V, Section 5.3 of the Registrant’s Amended and Restated Declaration of Trust]. The Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

The Registrant hereby undertakes that it will apply the indemnification provisions of the Declaration of Trust in a manner consistent with Investment Company Act Release No. 11330 (Sept. 4, 1980) issued by the Securities and Exchange Commission, so long as the interpretation of Sections 17(h) and 17(i) of the Investment Company Act of 1940, as amended (the “1940 Act”), contained in that release remains in effect. The Registrant, in conjunction with the Advisers and the Registrant’s Board of Trustees, maintains insurance on behalf of any person who is or was an Independent Trustee, officer, employee, or agent of the Registrant, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position. In no event, however, will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which the Registrant itself is not permitted to indemnify.

Item 31. Business and Other Connections of Investment Adviser

See “Management of the Fund” in Part B. The business or other connections of each director and officer of Morgan Stanley Investment Management Inc. is currently listed in the investment adviser registration on Form ADV for Morgan Stanley Investment Management Inc. (File No. 801-15757) and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books, records and documents required pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

Morgan Stanley Investment Management Inc., the Registrant’s investment adviser, at 1585 Broadway, New York, New York 10036 (records relating to its functions as investment adviser).

Morgan Stanley Distribution, Inc., the Registrant’s distributor, at 1585 Broadway, New York, New York 10036 (records relating to its functions as distributor).

[ ], the Registrant’s custodian, at [ ] (records relating to its functions as custodian).

[ ], the Registrant’s administrator, at [ ] (relating to its functions as administrator).

[ ], the Registrant’s transfer agent, at [ ] (relating to its functions as transfer agent).

Item 33. Management Services

Not applicable.

Item 34. Undertakings

(1)	The Registrant hereby undertakes to suspend the offering of its Shares until it amends its prospectus if (a) subsequent to the effective date of its Registration Statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)	Not applicable.

(3)	The Registrant hereby undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(3)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b)	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)            if the Registrant is relying on Rule 430B:

(A)	Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)	Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)	if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(e)	that, for the purpose of determining liability under the Securities Act to any purchaser:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act of 1933;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)	the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(4)            The Registrant undertakes that:

(a)            Not applicable; and

(b)	for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(5)            Not applicable.

(6)

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(7)	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (“Securities Act”) and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 3rd day of April, 2026.

NORTH HAVEN STRATEGIC CREDIT FUND

(A Delaware statutory trust)

By:	/s/ Victoria Eckstein
Name:	Victoria Eckstein
Title:	Initial Trustee

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacity indicated on the 3rd day of April, 2026.

Signature

By:	/s/ Victoria Eckstein
Name:	Victoria Eckstein
Title:	Initial Trustee

NORTH HAVEN STRATEGIC CREDIT FUND

EXHIBIT INDEX

Index No.	Description of Exhibit
(a)(1)	Certificate of Trust
(a)(2)	Declaration of Trust